UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09521

MANAGERS AMG FUNDS

(Exact name of registrant as specified in charter)

800 Connecticut Avenue,

Norwalk, Connecticut 06854

(Address of principal executive offices) (Zip code)

Managers Investment Group LLC

800 Connecticut Avenue,

Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: DECEMBER 31

Date of reporting period: JANUARY 1, 2013 – DECEMBER 31, 2013

(Annual Shareholder Report)

Item 1.	Reports to Shareholders

Managers AMG Funds

Annual Report — December 31, 2013

TABLE OF CONTENTS	Page

ABOUT YOUR FUND’S EXPENSES	2

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

TimesSquare Small Cap Growth Fund	3

TimesSquare Mid Cap Growth Fund	9

TimesSquare International Small Cap	16

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	23

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	26
Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	27
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the year

Statements of Changes in Net Assets	28
Detail of changes in assets for the past two years

FINANCIAL HIGHLIGHTS	29
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL HIGHLIGHTS	32

NOTES TO FINANCIAL STATEMENTS	33
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	41

TRUSTEES AND OFFICERS	42

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your on going costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2013	Expense Ratio for the Period	Beginning Account Value 07/01/13	Ending Account Value 12/31/13	Expenses Paid During the Period*
TimesSquare Small Cap Growth
Institutional Class
Based on Actual Fund Return	1.05%	$1,000	$1,240	$5.92
Hypothetical (5% return before expenses)	1.05%	$1,000	$1,020	$5.34

Premier Class
Based on Actual Fund Return	1.16%	$1,000	$1,239	$6.55
Hypothetical (5% return before expenses)	1.16%	$1,000	$1,019	$5.91
TimesSquare Mid Cap Growth Fund
Institutional Class
Based on Actual Fund Return	1.03%	$1,000	$1,187	$5.68
Hypothetical (5% return before expenses)	1.03%	$1,000	$1,020	$5.24

Premier Class
Based on Actual Fund Return	1.23%	$1,000	$1,186	$6.78
Hypothetical (5% return before expenses)	1.23%	$1,000	$1,019	$6.26
TimesSquare International Small Cap Fund
Institutional Class**
Based on Actual Fund Return	1.04%	$1,000	$1,173	$5.71
Hypothetical (5% return before expenses)	1.04%	$1,000	$1,020	$5.31

Premier Class**
Based on Actual Fund Return	1.04%	$1,000	$1,173	$5.71
Hypothetical (5% return before expenses)	1.04%	$1,000	$1,020	$5.31

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.
**	Commenced operations on January 2, 2013.

2

TimesSquare Small Cap Growth Fund

Portfolio Manager’s Comments

The TimesSquare Small Cap Growth Fund (the “Fund”) seeks to achieve long-term capital appreciation by investing primarily in the stocks of small-capitalization companies.

THE PORTFOLIO MANAGER

TimesSquare Capital Management, LLC (“TimesSquare”), the Fund’s subadvisor, utilizes a bottom-up fundamental approach to small-cap investing. Led by co-managers Grant Babyak and Ken Duca, the investment team at TimesSquare believes its proprietary fundamental research skills, which place a particular emphasis on the assessment of management quality and an in-depth understanding of superior business models, enable the team to build a diversified portfolio of small-cap growth stocks designed to generate good risk-adjusted returns. When selecting small-cap growth stocks, Fund management utilizes a fundamental, bottom-up process to identify companies that demonstrate consistent and sustainable revenue and earnings growth, offer distinct and sustainable competitive advantages, have strong, experienced management teams, have stocks selling at reasonable valuations, and that Fund management believes have the potential to appreciate in price by 25% to 50% within the next 12 to 18 months.

THE YEAR IN REVIEW

For the year ending December 31, 2013, the Fund’s Institutional Class returned 47.69%, while its benchmark, the Russell 2000® Growth Index (the “Index”), returned 43.30%.

It was a remarkable year for the U.S. equity market with returns exceeding 30% across the market capitalization spectrum and with growth exceeding value from an investment style perspective. As 2013 came to a close, high-profile overhangs of tapering and budgets were addressed. An orderly changing of the guard was signaled at the Federal Reserve as outgoing chair Bernanke announced the long-awaited tapering of open market bond purchases. The surprisingly early reduction from $85 billion to $75 billion per month kept markets calm given the taper’s gradual nature. At the same time, a two-year federal budget deal was reached, making unlikely a repeat of October’s 16-day government shutdown.

Most drivers and readings of the U.S. economy ended the year in positive territory, albeit with a few mixed signals included. The final third quarter GDP growth rate nudged up to a better-than-expected 4.1% -its highest level in almost two years. Also moving in the right direction, unemployment fell to a five-year low of 7.0%. The Institute for Supply Management’s readings continued to indicate an economic expansion for both manufacturing and non- manufacturing activities, although the latter’s rate of growth slowed unexpectedly. Consumers ended the year optimistic as measures of confidence and sentiment dipped, then rose during the quarter. Among small-capitalization growth stocks for the year, financial services (with the exclusion of REITs) was the best performing sector while materials & processing lagged other sectors. The smallest market capitalization quintile produced the highest returns.

Amidst this environment, the Portfolio outperformed the Russell 2000® Growth Index for the year. Stock selection was the driver of excess return with notable strength found in financial services, producer durables, materials & processing and energy. Health care was the only sector in which we experienced relative weakness.

In the financial services sector, exchange-traded fund manager WisdomTree Investments, Inc. jumped 188%. While its assets under management have risen substantially over the year, the company modestly added to employee headcount in keeping with their cost discipline. Heartland Payment Systems, Inc. (“Heartland”), a bankcard processing services provider to merchants in the U.S., gained 70%. Heartland has experienced strong growth in card processing, a surge in payroll, a pickup in their campus solutions, and substantial improvement in micropayments. Cardtronics, Inc. (“Cardtronics”) operates a network of ATMs and multi-function financial service kiosks. The combination of strong execution and an improving outlook led to an 83% climb. In August, Cardtronics announced the acquisition of a U.K.-based ATM operator. We are positively disposed on this deal as it is both very strategic and appears to be accretive. Their proprietary network is a significant competitive advantage and is driving traffic. American Equity Investment Life Holding Co., a developer and seller of fixed rate annuity products, surged ahead 117%. Their recent $1.1 billion in annuity sales solidified its number three market position. The recent uptick in interest rates created more demand for fixed index annuity products as they provide for a relatively safe investment and possess higher yields than certificates of deposit or treasuries. WEX, Inc. (“WEX”) provides payment processing and information management solutions. The company continues to grow their non-fuel business through organic investments. They reported a very strong third quarter with improvement in their virtual card segment. One concern is lower gasoline prices, which make their forward hedges less attractive. In their latest quarter, WEX announced an important transaction with Exxon. In an outsourcing deal, WEX will take over Exxon’s commercial fuel card programs in nine European countries. While the stock was up 32%, it lagged the index sector return of 38%. Montpelier Re Holdings, Ltd (“Montpelier”) provides insurance and reinsurance solutions. Montpelier posted a solid quarter, beating consensus earnings estimates. The lack of catastrophe losses in 2013 translated into strong reserve releases. Its 29% improvement was below the index sector return.

Within producer durables, WageWorks, Inc. experienced a meteoric rise of 234% during 2013. The company provides consumer-directed benefits including pre-tax spending accounts such as flexible spending and commuter benefits. During the year, they generated solid organic growth and new business wins. CoStar Group, Inc. (“CoStar”) supplies information, analytics, and marketing services to the commercial real estate industry. In early December, the company launched their newest product offering – a multifamily database. CoStar continues to produce very strong results and increased their forward guidance substantially. Its stock was up 107% as business fundamentals remain very good with excellent execution. On Assignment, Inc. (“On Assignment”) supplies permanent and temporary skilled professionals in areas such as technology, health care and life sciences. The company raised guidance in view of a minimal impact from the government shutdown. On Assignment produced solid results driven by their information technology segment and leading to a 72% rise. In December, they divested a small/non-core health care business at an attractive price. They acquired a permanent placement company as well as a physician staffing company. We believe the acquisitions are strategically sound and accretive. Angie’s List Inc. operates a

3

TimesSquare Small Cap Growth Fund

Portfolio Manager’s Comments (continued)

repository for consumer reviews of local service providers ranging from home improvement to health care professionals. The stock was a strong growth story for most of the year. At the end of September, their Chief Technology Officer was fired as the company was not happy with the speed of progress with the engineering team. Then in October, we learned Angie’s List slashed its membership pricing in several key markets. We booked the 83% return and exited the position. ExlService Holdings, Inc. provides transformation and outsourcing services to global companies in industries such as travel, insurance, and financial services. The stock’s 4% return lagged the Index sector’s 45% due to the loss of one of their larger clients. We learned this particular client was looking for better terms in their contract renewal negotiations. Thus far, there has not been any fallout from the client termination. Clean Harbors, Inc. provides environmental, energy, and industrial services. Despite Clean Harbors’ strong market position in areas such as environmental, industrial services, and energy field services, they suffered in 2013 from a decline in lube oil prices. This caused management to reset forward guidance and the stock was punished. Its share price appreciation of 9% was below the index sector return.

In materials & processing, PolyOne Corp. (PolyOne”) supplies specialized polymer materials and resins for a variety of end markets. The company has demonstrated it can consistently grow market share in a highly fragmented competitive landscape with industry leading innovation and effective sales tools. PolyOne rose 74% due to strong results. Its third quarter was the first quarter in some time during which European sales volumes stopped shrinking. The pricing environment is also improving, with the pace of new product innovation a key component. During the year, we added Rexnord Corp. (“Rexnord”) to the Portfolio. Rexnord is engaged in the manufacture of engineered power transmission, aerospace, and other precision motion technology products. Its shares increased 69% since it was added. Management raised full year guidance, partially to reflect a benefit from recent debt refinancing activity. Weakness in product motion control, mining, and general manufacturing has been offset by strength in aerospace. The company expects their water business to grow as housing and infrastructure momentum continues.

Within energy, Matador Resources Co. (“Matador”) is an oil & gas exploration & production company. Its operations are located in Louisiana, Texas and New Mexico. Strong production, better-than-expected price realizations, and operational efficiencies added up to a 129% surge in Matador’s stock. Key Energy Services, Inc. (“Key Energy”) fell -12% on the heels of disappointing first quarter results. Key Energy is an onshore rig-based well servicing contractor focused on the maintenance of existing wells, the completion of newly-drilled wells, and specialty drilling services to oil and natural gas producers. The rig count in Mexico dropped off substantially and their United States business was below expectations. These factors led us to close the position. Also out of the Portfolio is Swift Energy Co., an oil & gas company with properties located in Texas and Louisiana. Weak results coupled with lower production guidance caused the stock to tumble -15%.

In health care, Clovis Oncology Inc. (“Clovis”), a biopharmaceutical company focused on cancer treatments, lost -21%. In November, Clovis bought a private Italian company that owns a breast cancer drug with a multi-billion market potential. This added another important avenue of growth for Clovis. Despite positive trial data for its leading drug candidate CO-1686, the stock has not performed well since it was added to the Portfolio in June. BioScrip, Inc. furnishes home infusion therapy, pharmacy benefit management, and home health services. The company’s third quarter results coupled with a forward guidance reduction disappointed us as well as many other investors. Its stock dropped -51% and we decided to liquidate our investment. Accretive Health, Inc. supplies services to health care providers that are designed to generate improvements in operating margins and overall health care quality. In June, the company announced a reorganization that will impact 29 employees and cost $3 million to $5 million in severance costs. This news caused a -20% share decline and our exit from the position. On the plus side of the ledger, Celldex Therapeutics, Inc. (“Celldex”) improved 261%. Celldex is an innovative biotech company focused on developing immunotherapies for the treatment of cancer and other serious diseases. One of its leading drug candidates is Rindopepimut, a vaccine for brain cancer. Their broad pipeline includes immunotherapies for breast cancer and renal diseases. Management maintained timelines for six wholly-owned clinical candidates. United Therapeutics Corp. is a biotech company focused on the development and commercialization of therapeutics to address the unmet medical needs of patients suffering from chronic and life-threatening conditions. Solid organic growth in its three products (Tyvaso, Adcirca, and Remodulin) led to strong results and a 112% jump.

Following one of the best performing calendar years for the broad U.S. equity market in nearly 20 years, our natural inclination leads us to wonder where future difficulties may lie. While the tapering has begun, the Fed’s balance sheet stood at a record level of $4 trillion of securities that at some point would contract. Washington has dealt with the budget, but the debt ceiling deadline looms in February. At the micro level where we spend all of our investment time, we continue to analyze existing and potential investments to find those growing businesses that should weather whatever the environment brings. As always, we are dedicated to adding value to the assets you have entrusted to us and please feel free to contact us if you have any questions.

This commentary reflects the viewpoints of the TimesSquare Capital Management as of 12/31/13 and is not intended as a forecast or guarantee of future results.

CUMULATIVE TOTAL RETURN PERFORMANCE

TimesSquare Small Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in the TimesSquare Small Cap Fund’s Institutional Class on December 31, 2003, to a $10,000 investment made in the Russell 2000® Growth Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

4

TimesSquare Small Cap Growth Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the TimesSquare Small Cap Growth Fund and the Russell 2000® Growth Index for the same time periods ended December 31, 2013.

	Average Annual Total Returns[1]
	One Year	Five Years	Ten Years
TimsSquare Small Cap Growth Fund[2,3]
Institutional Class	47.69%	24.24%	12.46%
Premier Class	47.44%	24.08%	12.32%
Russell 2000® Growth Index[4]	43.30%	22.58%	9.41%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com. Current net asset values per share for each Fund are available on the Funds’ Web site at www.managersinvest.com.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit our Web site at www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2013. All returns are in U.S. dollars ($).

[2]

The Fund is subject to risks associated with investments in small capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[3]

The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect the future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[4]

The Russell 2000® Growth Index is a market capitalization-weighted index that measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth rates. Unlike the Fund, the Russell 2000® Growth Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell 2000® Growth Index is a registered trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

5

TimesSquare Small Cap Growth Fund

Fund Snapshots

December 31, 2013

Portfolio Breakdown (unaudited)

Sector	TimesSquare Small Cap Growth Fund**	Russell 2000® Growth Index
Information Technology	36.1%	24.6%
Industrials	23.2%	15.4%
Health Care	12.2%	21.3%
Consumer Discretionary	8.9%	16.7%
Financials	6.6%	7.3%
Consumer Staples	4.6%	4.8%
Energy	4.0%	3.8%
Materials	1.5%	5.1%
Telecommunication Services	0.0%	0.9%
Utilities	0.0%	0.1%
Other Assets and Liabilities	2.9%	0.0%

**	As a percentage of net assets

Top Ten Holdings (unaudited)

Security Name	% of Net Assets
The Ultimate Software Group, Inc.*	2.5%
Solera Holdings, Inc.*	2.4
On Assignment, Inc.*	2.2
CoStar Group, Inc.*	2.0
Dealertrack Technologies, Inc.	1.8
Air Methods Corp.	1.8
Heartland Payment Systems, Inc.*	1.8
WEX, Inc.*	1.8
Jack Henry & Associates, Inc.*	1.7
WageWorks, Inc.	1.6

Top Ten as a Group	19.6%

*	Top Ten Holding at June 30, 2013

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

6

TimesSquare Small Cap Growth Fund

Schedule of Portfolio Investments

December 31, 2013

	Shares	Value
Common Stocks - 97.1%
Consumer Discretionary - 8.9%
Bright Horizons Family Solutions, Inc.*	348,669	$12,810,099
Hibbett Sports, Inc.*,[1]	182,519	12,267,102
Lithia Motors, Inc., Class A	201,731	14,004,166
Mattress Firm Holding Corp.*,[1]	192,125	8,269,060
Monro Muffler Brake, Inc.[1]	317,066	17,869,840
National CineMedia, Inc.	691,650	13,805,334
Oxford Industries, Inc.	144,142	11,627,935
Sotheby’s	373,683	19,879,936
Total Consumer Discretionary		110,533,472
Consumer Staples - 4.6%
Annie’s, Inc.*	187,367	8,064,276
The Boston Beer Co., Inc., Class A*,[1]	47,071	11,381,297
The Chefs’ Warehouse, Inc.*	355,496	10,366,263
Inter Parfums, Inc.	240,212	8,601,992
United Natural Foods, Inc.*	259,327	19,550,663
Total Consumer Staples		57,964,491
Energy - 4.0%
American Standard Energy Corp.*	52,213	11,549
Bonanza Creek Energy, Inc.*	187,322	8,142,887
Gulfmark Offshore, Inc., Class A	192,125	9,054,851
Hornbeck Offshore Services, Inc.*	227,668	11,208,096
Matador Resources Co.*	369,840	6,893,818
PDC Energy, Inc.*	144,094	7,668,683
Sanchez Energy Corp.*	307,422	7,534,913
Total Energy		50,514,797
Financials - 6.6%
American Equity Investment Life Holding Co.	658,104	17,360,783
EverBank Financial Corp.	614,800	11,275,432
Kennedy-Wilson Holdings, Inc.	288,211	6,412,695
Montpelier Re Holdings, Ltd.	590,827	17,193,066
Portfolio Recovery Associates, Inc.*	213,304	11,270,983
Safety Insurance Group, Inc.	178,703	10,060,979
WisdomTree Investments, Inc.*	513,934	9,101,771
Total Financials		82,675,709
Health Care - 12.2%
Acadia Healthcare Co., Inc.*	177,716	8,411,298
Air Methods Corp.*,[1]	384,257	22,413,711
Align Technology, Inc.*	120,093	6,863,315
Array BioPharma, Inc.*	993,094	4,975,401
AVANIR Pharmaceuticals, Inc., Class A*	883,780	2,969,501
Brookdale Senior Living, Inc.*	278,621	7,572,919
Celldex Therapeutics, Inc.*	230,550	5,581,616

	Shares	Value
Globus Medical, Inc., Class A*,1	336,219	$6,784,899
Haemonetics Corp.*	288,729	12,164,153
IPC The Hospitalist Co., Inc.*	163,175	9,690,963
Magellan Health Services, Inc.*	137,446	8,234,390
Sirona Dental Systems, Inc.*	82,588	5,797,678
Surgical Care Affiliates, Inc.*	315,085	10,977,561
Team Health Holdings, Inc.*	331,415	15,095,953
United Therapeutics Corp.*	108,623	12,283,089
Vocera Communications, Inc.*	264,172	4,123,725
Volcano Corp.*,1	356,156	7,782,009
Total Health Care		151,722,181
Industrials - 23.2%
The Advisory Board Co.*	240,210	15,294,171
Albany International Corp., Class A	475,601	17,088,344
Allegiant Travel Co.	96,116	10,134,471
Clean Harbors, Inc.*	277,185	16,620,013
The Corporate Executive Board Co.	259,425	20,087,278
DigitalGlobe, Inc.*	456,297	18,776,622
EMCOR Group, Inc.	411,651	17,470,468
Healthcare Services Group, Inc.	225,786	6,405,549
McGrath RentCorp	211,426	8,414,755
Old Dominion Freight Line, Inc.*	201,743	10,696,414
On Assignment, Inc.*	783,458	27,358,353
Orbital Sciences Corp.*	422,758	9,850,261
Park-Ohio Holdings Corp.*	49,022	2,568,753
RBC Bearings, Inc.*	125,759	8,897,449
Rexnord Corp.*	417,872	11,286,723
Rush Enterprises, Inc., Class A*	290,301	8,607,425
SP Plus Corp.*	220,949	5,753,512
Spirit Airlines, Inc.*	225,747	10,251,171
Trimas Corp.*	246,784	9,844,214
UTi Worldwide, Inc.	557,256	9,785,415
WageWorks, Inc.*	345,873	20,558,691
WESCO International, Inc.*,1	177,716	16,184,596
West Corp.	307,448	7,904,488
Total Industrials		289,839,136
Information Technology - 36.1%
Benefitfocus, Inc.*,1	134,535	7,768,051
Bottomline Technologies, Inc.*	496,372	17,948,812
BroadSoft, Inc.*	245,998	6,725,585
Cardtronics, Inc.*	389,062	16,904,744
CommVault Systems, Inc.*	123,998	9,284,970
CoStar Group, Inc.*	134,537	24,832,839
Dealertrack Technologies, Inc.*	475,592	22,866,463

The accompanying notes are an integral part of these financial statements.

7

TimesSquare Small Cap Growth Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology - 36.1% (continued)
Envestnet, Inc.*	143,902	$5,799,251
EVERTEC, Inc.	511,196	12,606,093
ExlService Holdings, Inc.*	533,119	14,724,747
Global Eagle Entertainment, Inc.*	374,644	5,570,956
Global Payments, Inc.	211,390	13,738,236
Heartland Payment Systems, Inc.[1]	441,954	22,026,987
Hittite Microwave Corp.*	148,936	9,193,819
Infoblox, Inc.*	288,187	9,515,935
Informatica Corp.*	181,668	7,539,222
j2 Global, Inc.[1]	389,123	19,460,041
Jack Henry & Associates, Inc.	365,132	21,619,466
Marketo, Inc.*,[1]	264,172	9,792,856
MAXIMUS, Inc.	260,005	11,437,620
Monotype Imaging Holdings, Inc.	354,561	11,296,313
NIC, Inc.	537,886	13,377,225
PDF Solutions, Inc.*	302,597	7,752,535
PROS Holdings, Inc.*	187,322	7,474,148
Qlik Technologies, Inc.*	430,360	11,460,487
RealPage, Inc.*,[1]	404,971	9,468,222
Semtech Corp.*	280,022	7,078,956
Shutterstock, Inc.*	71,086	5,944,922
Solera Holdings, Inc.	430,361	30,452,344
Textura Corp.*,[1]	249,518	7,470,569
Tyler Technologies, Inc.*	163,306	16,678,442
The Ultimate Software Group, Inc.*	199,870	30,624,081
WEX, Inc.*	221,003	21,885,927
Total Information Technology		450,320,864
Materials - 1.5%
PolyOne Corp.	533,147	18,846,746
Total Common Stocks (cost $786,146,882)		1,212,417,396
Warrants - 0.0%#
American Standard Energy Corp., 01/26/20, Series A Warrant*,[2]	150,000	1,500
American Standard Energy Corp., 01/26/20, Series B Warrant*,[2]	150,000	1,500
American Standard Energy Corp., 03/28/20, Series C Warrant*,[2]	150,000	1,500
Total Warrants (cost $795,225)		4,500

	Principal Amount	Value
Short-Term Investments - 7.3%
Repurchase Agreements - 3.9%[3]
Citigroup Global Markets, Inc., dated 12/31/13, due 01/02/14, 0.020%, total to be received $11,620,668 (collateralized by various U.S. Government Agency Obligations, 2.080% - 11.000%, 12/15/15 - 08/15/53, totaling $11,853,068)	$11,620,655	$11,620,655
Daiwa Capital Markets, dated 12/31/13, due 01/02/14, 0.030%, total to be received $11,620,674 (collateralized by various U.S. Government Agency Obligations, 0.000% - 6.500%, 04/30/15 - 03/01/48, totaling $11,853,068)	11,620,655	11,620,655
Deutsche Bank Securities, Inc., dated 12/31/13, due 01/02/14, 0.030%, total to be received $11,620,674 (collateralized by various U.S. Government Agency Obligations, 0.000% - 8.000%, 01/24/14 - 02/01/47, totaling $11,853,072)	11,620,655	11,620,655
Merrill Lynch, Pierce, Fenner & Smith, Inc., dated 12/31/13, due 01/02/14, 0.010%, total to be received $11,620,661 (collateralized by various U.S. Government Agency Obligations, 1.364% - 7.000%, 06/01/17 - 09/01/44, totaling $11,853,068)	11,620,655	11,620,655
RBC Capital Markets LLC, dated 12/31/13, due 01/02/14, 0.001%, total to be received $2,446,415 (collateralized by various U.S. Government Agency Obligations, 0.000% - 2.500%, 01/23/14 - 08/15/23, totaling $2,495,344)	2,446,415	2,446,415
Total Repurchase Agreements		48,929,035

	Shares
Other Investment Companies - 3.4%[4]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.06%	41,962,648	41,962,648
Total Short-Term Investments (cost $90,891,683)		90,891,683
Total Investments - 104.4% (cost $877,833,790)		1,303,313,579
Other Assets, less Liabilities - (4.4)%		(55,475,546)
Net Assets - 100.0%		$1,247,838,033

TimesSquare Mid Cap Growth Fund

Portfolio Manager’s Comments

The TimesSquare Mid Cap Growth Fund (the “Fund”) seeks to achieve long-term capital appreciation by investing in the common and preferred stock of U.S. mid-capitalization companies. The Fund invests at least 80% of its assets in securities of mid-capitalization companies. The Fund’s subadvisor, TimesSquare Capital Management, LLC (“TimesSquare”) uses a bottom-up, research-intensive approach to identify mid-capitalization growth stocks that it believes have the greatest potential to achieve significant price appreciation over a 12- to-18-month horizon. In this case, mid-capitalization refers to companies that, at the time of purchase, have market capitalizations of greater than $2.5 billion but less than the greater of $15 billion or the upper limit of the Russell Midcap® Growth Index (the “Index”), the Fund’s benchmark.

THE PORTFOLIO MANAGER

TimesSquare Capital Management, LLC

TimesSquare’s investment team believes its proprietary fundamental research skills, which place a particular emphasis on the assessment of management quality and an in-depth understanding of superior business models, enable the team to build a diversified portfolio of mid-cap growth stocks designed to generate good risk-adjusted returns. When selecting mid-cap growth stocks, Fund management utilizes a fundamental, bottom-up process to identify companies that:

•	Demonstrate consistent and sustainable revenue and earnings growth and offer distinct, sustainable competitive advantages

•	Have strong, experienced management teams

•	Have stocks selling at reasonable valuations

•	Fund management believes have the potential to appreciate in price by 25-50% within the next 12 to18 months

The ideal investment exhibits many of the following traits:

•	Exceptional management (clear goals, track record of success)

•	Distinct, sustainable competitive advantage (proprietary products, demonstrated franchise value, few competitors, patents, brand-name recognition)

•	Strong, consistent growth (3-year projected earnings growth and revenue growth greater than 15%)

•	Projected P/E at a discount to earnings growth

•	Attractive P/E relative to industry group

The investment team may sell an investment when:

•	Operating objectives are not met

•	Management is unable to sustain a competitive advantage

•	Fundamentals are expected to deteriorate

•	Reasons for purchase changed

•	A stock has reached its price target or is overvalued

THE YEAR IN REVIEW

For the year ending December 31, 2013, the TimesSquare Mid Cap Growth Fund (Institutional Class) returned 36.72%, while its benchmark, the Russell Midcap® Growth Index, returned 35.74%.

It was a remarkable year for the U.S. equity market with returns exceeding 30% for the market capitalization size segments. Small caps were the best performers and growth outpaced value across the board. As 2013 came to a close, high-profile overhangs of tapering and budgets were addressed. An orderly changing of the guard was signaled at the Federal Reserve as outgoing chair Bernanke announced the long-awaited tapering of open market bond purchases. The surprisingly early reduction from $85 billion to $75 billion per month kept markets calm given the taper’s gradual nature. At the same time, a two-year federal budget deal was reached, making unlikely a repeat of October’s 16-day government shutdown.

Most drivers and readings of the U.S. economy ended the year in positive territory, albeit with a few mixed signals included. The final third quarter GDP growth rate nudged up to a better-than-expected 4.1% -its highest level in almost two years. Also moving in the right direction, unemployment fell to a five-year low of 7.0%. The Institute for Supply Management’s readings continued to indicate an economic expansion for both manufacturing and non-manufacturing activities, although the latter’s rate of growth slowed unexpectedly. Consumers ended the year optimistic as measures of confidence and sentiment dipped, then rose during the quarter.

Amidst this environment, the Portfolio outperformed the Russell Midcap® Growth in 2013. During the year, there was particular strength from holdings in the financial services, health care, materials & processing and consumer discretionary sectors. Areas of weakness were in energy and technology.

At the head of the performance class this year was the financial services sector. In this segment was the Portfolio’s greatest contributor to relative performance: Alliance Data Systems Corp. (“Alliance”) with an 82% return. The private label credit card and marketing solutions provider steadily reported positive credit data each month throughout the year. In the early fall, Alliance gained Zales diamond stores as a new private label credit card client and Dunkin’ Donuts as a new loyalty marketing client. More recently in November, Alliance acquired an international loyalty program that expanded its activities in Europe and Asia. Climbing 83% was IntercontinentalExchange Group, the operator of global exchanges for energy, financial and commodity trading. At the start of the year the stock gained on the previously proposed acquisition of NYSE Euronext, which would combine two leading exchange groups to create a premier global exchange operator with diversification across markets including agricultural & energy commodities, credit derivatives, equities & equity derivatives, foreign exchange and interest rates. At the end of the year IntercontinentalExchange Group, Inc. formally closed its acquisition of NYSE Euronext and announced the acquisition of the Singapore Mercantile Exchange. The latter should assist IntercontinentalExchange’s expansion in Asia. FleetCor Technologies, Inc., which manages and processes commercial fuel cards for vehicle fleets, was another top contributor with a 118% return. The company began 2013 by issuing higher-than-expected annual revenues and earnings guidance, and subsequently acquired a portion of GE Capital’s Australian fleet business. Later, despite headwinds from fuel spreads and foreign exchange, FleetCor managed to best revenues and earnings expectations thanks to faster-than-expected transaction growth, which led it to further raise forward guidance. Assured Guaranty, Ltd. (“Assured”) saw its share of ups and downs during the year, but closed 2013 with a 69% gain. In the face of a downgrade from Moody’s from AA to A in January, Assured announced a $200 million share buyback program and the launch of a municipal-only

9

TimesSquare Mid Cap Growth Fund

Portfolio Manager’s Comments (continued)

bond insurer, which gave its stock an early lift. In the fall Assured witnessed stock price pressure related to a pair of troubled borrowers: Detroit and Puerto Rico. In the former’s case, while Assured was the guarantor for some Detroit bonds, most of its exposure was to the school district — which was a separate legal entity than the city of Detroit — or sewer & water utilities that covered areas beyond city limits. Regarding its exposure to Puerto Rican bonds, only a third of Assured’s coverage was for general obligation bonds, which had higher perceived risk. In both cases, we believed that the market reacted with more fear than knowledge so as Assured’s price retreated we added to our position. In October Puerto Rican leaders reassured investors that its bond obligations would be honored. Subsequently, Assured reported earnings above expectations and announced a new $400 million share purchase program. That combination lifted Assured’s stock price. Trailing the sector average benchmark return of 36% was the property catastrophe reinsurer RenaissanceRe Holdings (“RenRe”) with a 21% showing. Investor sentiment had been negative on reinsurers for most of the year, based on weakening reinsurance pricing. RenRe’s stock price also drifted down toward year-end on concerns that the pace of share repurchases had been slower than expected. Its stock price spiked upward briefly on December 30 when it was announced that RenRe would be added to the S&P MidCap 400® Index.

A portfolio booster shot was delivered by our health care holdings. At the top of the chart was the specialty pharmaceutical company Salix Pharmaceuticals, Ltd. (“Salix”) with a 112% gain. Its main product Xifaxan — used for treating intestinal infections — continued to post strong prescription growth. Midyear Xifaxan was approved to treat Hepatic Encephalopathy, a chronic condition in patients suffering from cirrhosis where brain functions become impaired as a result of their liver disease. Then at the end of 2013 Salix announced the acquisition of another pharmaceutical company, Santarus. Although both companies focus on gastrointestinal treatments, their product lines were complementary and had very little marketing overlap. Salix expected significant earnings accretion in 2014 from cross-selling benefits. Boston Scientific Corp., a leading medical device developer and manufacturer, advanced for most of the year, giving back some of its gains in the final quarter, but ended with a 109% return. At the start of the year Boston Scientific reported sequential improvement in its interventional cardiology and cardiac rhythm management business. Management highlighted two new products in their pipeline: Watchman for left atrial appendage closures and Rhythmia for better electrophysiological mapping. Later Boston Scientific reported strong sales growth from its new product lines, such as endoscopy and neuromodulation, which more than offset flat revenues from its stent and cardiac rhythm management businesses. A minor price retreat occurred in October when the CFO announced plans to leave by year-end to pursue other interests. While the now-former CFO was well regarded by investors, we believed that his replacement — previously Boston Scientific’s SVP and corporate controller — was more than equal to the task. In January we initiated a position in Illumina Inc., the leading manufacturer of next-generation sequencers (NGS) and micro-arrays for detecting genetic variation, and its shares were up 115% since then. The NGS market was poised for considerable growth, driven by broader adoption among academic customers and the emergence of clinical applications such as non-invasive prenatal testing. Illumina dominated the NGS space through its product breadth, superior performance, and innovation. Later in the year Illumina, Inc. showed strong revenue growth, driven by instrumentation sales and services. Management indicated that research funding for genetic sequencing was stable in the U.S. and improving overseas. Lesser results were turned in by kidney dialysis provider DaVita HealthCare Partners, Inc., (“DaVita”) whose 15% annual return lagged the sector average benchmark return of 42%. In July, the Centers for Medicare & Medicaid Services (“CMS”) announced its proposal for a 10% reduction for dialysis reimbursements in 2014, which was a larger cut than expected and weighed on DaVita’s price. Our view was that ultimately CMS would enact a smaller reduction. That was borne out in November when CMS issued its final reimbursement reduction rule of only a 1% cut over the next two years, and DaVita’s price recovered.

The Portfolio also benefited from holdings in the materials & processing sector. Case in point was a 47% gain for Ecolab, Inc. (“Ecolab”), a chemical company that specializes in sanitation and cleaning for the hospitality, foodservice, health care, industrial, and energy markets. Ecolab reported broad-based growth that lifted its earnings above expectations and allowed the company to increase its forward guidance. Particularly strong was its energy segment where Ecolab gained market share for its shale, deepwater, and oil sands operations. Management subsequently instilled greater confidence in investors that it might exceed current growth targets thanks to the integration of its Nalco and Champion acquisitions, along with its European opportunities. Apparent profit taking in the final quarter only dimmed its return slightly. One holding with particular weakness was MRC Global, a leading distributor of pipes, valves, and fittings (PVF), and provider of maintenance, repair, and operations (MRO) services to the energy industry. We initiated the position in March as the company expanded its operations by acquiring a polyvinyl fluoride (PVF) distributor and subsequently contracted to become the first combined PVF supplier for Shell Oil’s global operations. However, in August MRC provided weaker-than-expected guidance caused by softer demand and order delays from midstream customers for MRC’s line pipe. That arose from a slower permitting environment for new crude pipelines. Faced with a potential secular change for MRC, we sold the position at a -10% loss.

The consumer discretionary sector brought many good tidings to the Portfolio. In the first half of the year Virgin Media surged ahead 35% on news this provider of entertainment and communications services in the United Kingdom would be acquired by Liberty Global in a stock and cash deal. As a result, we exited the position by June. Our position in Nielsen Holdings (“Nielson”), the provider of global information and analysis on consumer purchasing and viewing behaviors, also began the year on strong footing. Between its television and digital businesses, Nielsen estimated that it captured approximately six hours of the consumer day. The previously announced acquisition of Arbitron, which tracks radio listenership, added another two hours. Nielsen expected to generate revenue and cost synergies from this deal, which lifted its stock early in the year. A secondary offering in November from several private equity shareholders attracted a sizable audience. Then on December’s analyst day the incoming CEO announced better-than-expected

10

TimesSquare Mid Cap Growth Fund

Portfolio Manager’s Comments (continued)

synergies from its acquisition of Arbitron, strong potential to become the standard for measurement in digital environments, and 2014 earnings guidance that was above consensus expectations. By the end of the year, Nielsen had dialed up a 53% return.

The energy sector was particularly challenging to the Portfolio. One of the greatest detractors from performance came from Denbury Resources, Inc. (“Denbury”) and its relatively flat 1% return this year compared with 36% for overall sector. Midyear the exploration & production company focused on enhanced oil recovery increased its capital expenditures budget in order to address recently acquired properties and the market reacted negatively to higher expenses. Then, toward the end of the year, Denbury announced its strategic plan that maintained its current corporate structure rather than convert to a master limited partnership (MLP), initiated a dividend, and increased its share repurchase program. Some investors had hoped for a tax-advantaged MLP structure or greater leverage that would increase its dividend faster than announced. We felt that management was correctly conservative with its actions and we added to the position on its relative weakness. Turning in a -2% return this year was Ensco PLC (“Ensco”). In the fall the offshore drilling fleet operator reported that contract renewals for some of its ultra-deepwater rigs had lower-than-expected day rates, and additional service days had increased some of its fleet’s downtime. Then near year-end one of Ensco’s ultra-deepwater floating rigs ended its work in a Petrobras field off Brazil sooner than expected, though the usage rate of the rig had been below average, and we began to reconsider Ensco’s place in the Portfolio. We struck better results with Whiting Petroleum and its 43% climb. The exploration & production company repeatedly reported strong production results from its high-performing Bakken field within the Williston basin of North Dakota. Whiting also increased its acreage in the Bakken and divested lower performing properties elsewhere.

The technology sector lagged the rest of the market and was a source of several low performing positions. Weighing down the Portfolio with a -31% pullback was SolarWinds, Inc. (“SolarWinds”), a software company specializing in IT management software and troubleshooting tools for network, storage, server, security, application, and virtualization administrators. Midyear the company announced the acquisition of N-able shortly after reporting less-than-expected earnings. The market reacted negatively to both pieces of news, although SolarWinds’ management had been eyeing this company for some time and believed the N-able acquisition will provide an opportunity to enter a new and large market in which SolarWinds can apply its disruptive business model. A subsequent disappointing report showed weaker revenues, but stronger earnings, than expected along with dampened full year revenue guidance. The company had taken longer than expected to improve its sales execution, which we believed would still take place. Meanwhile, SolarWinds increased its share repurchase program. We had less patience with Teradata Corporation, a provider of data warehousing solutions. Teradata began 2013 by issuing conservative guidance for the first half of the year, with the expectation that the company would finish the year strongly. That did not come to pass, as in the fourth quarter Teradata preannounced lower revenues and earnings as the result of significant weakness from its Asia-Pacific, Japan, Latin America, Eastern Europe, China, and Africa markets. Teradata’s subsequently reported numbers were in line with its preannouncement, but we became concerned that the company might face a structural shift away from traditional data warehousing to alternative storage means. As its price retreated -26% we exited the position. Also disconcerting was a -4% decline for Citrix Systems, Inc. (Citrix”), which provides secure remote access systems for computer virtualization. Citrix similarly projected a 2013 where revenues would be more heavily weighted to the end of the year. In the spring, the company showed customer preferences shift away from high margin XenDesktop business toward lower margin NetScaler business. Citrix ended the year reporting lower revenues and earnings. The shortfall was caused by slower growth from its Networking & Cloud division, while its Desktop & Mobile division appeared to be reaccelerating. Shortly thereafter, for family-related reasons the company’s CEO took a temporary leave of absence and later there were competitive concerns from Amazon’s new WorkSpaces desktop virtualization product. While we understood the issues surrounding the former, and for the latter we viewed Amazon’s offering as a solution for small-to-mid sized businesses and not the larger enterprises on which Citrix focused, we are reconsidering the company’s place in the Portfolio. We did choose to exit our position in Altera Corporation, a global semiconductor company serving customers in the telecom, wireless, industrial, military and automotive industries. Altera reported unsatisfying results with revenues slightly below expectations, earnings slightly above, but greatly reduced forward guidance. Management had expected a significant boost from China Mobile’s LTE deployment, but after two quarters the results of that had been disappointing. We felt that management showed poor execution and had repeatedly overpromised results, so in the face of a -7% decline we sold the entire holding. In March, we exited from our position in VeriFone Systems, which designs, markets and services electronic payment solutions worldwide. VeriFone preannounced disappointing results, highlighting several macro headwinds as factors for reduced expectations, which led to a -35% decline. We believed that the reduction extended beyond the cyclical variety and that the combination of a shift from a hardware-led model to a service-led model, poor execution on recent acquisitions, and lost market share momentum would lead to a multi-year pressure on growth and profit expectations. One bright spot in the sector was a 55% gain for Gartner, Inc. The independent research and analysis provider for information technology began the year well, though its price retreated in the middle of the year when contract growth slowed. By the end of year it appeared that recent slowdown had bottomed. With the expectation that contract value growth would reaccelerate, Gartner’s stock finished 2013 strongly.

Following one of the best performing calendar years for the broad U.S. equity market in nearly 20 years, our natural inclination leads us to wonder where future difficulties may lie. While the tapering has begun, the Fed’s balance sheet stood at a record level of four trillion dollars of securities that at some point would contract. Washington has dealt with the budget, but the debt ceiling deadline looms in February. At the micro level where we spend all of our investment time, we continue to analyze existing and potential investments to find those growing businesses that should weather whatever the environment brings.

This commentary reflects the viewpoints of the TimesSquare Capital Management as of 12/31/13 and is not intended as a forecast or guarantee of future results.

11

TimesSquare Mid Cap Growth Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance

TimesSquare Mid Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in the TimesSquare Mid Cap Fund’s Institutional Class from March 4, 2005 (commencement of operations) through December 31, 2013, to a $10,000 investment made in the Russell Midcap® Growth Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the TimesSquare Mid Cap Growth Fund and the Russell Midcap® Growth Index for the same time periods ended December 31, 2013.

	Average Annual Total Returns[1]
	One Year	Five Years	Since Inception	Inception Date
TimesSquare Mid Cap Growth Fund[2,3]
Institutional Class	36.72%	20.86%	10.68%	03/04/05
Premier Class	36.43%	20.60%	10.48%	03/04/05
Russell Midcap® Growth Index[4]	35.74%	23.37%	9.20%	03/04/05	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com. Current net asset values per share for each Fund are available on the Funds’ Web site at www.managersinvest.com.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit our Web site at www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., member FINRA.

†	Date reflects inception date of the Fund, not the index.
[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2013. All returns are in U.S. dollars ($).

[2]

Mid capitalization securities are subject to market, liquidity and information risk. Mid-size company securities may underperform, as compared to securities of larger companies, and may also pose greater risk due to narrower product lines, fewer financial resources, less depth in management or a smaller trading market for their stocks. Also, growth stocks may be more volatile than other types of stocks.

[3]

The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect the future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[4]

The Russell Midcap® Growth Index is a market capitalization-weighted index that measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth rates. Unlike the Fund, the Russell Midcap® Growth Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell Midcap® Growth Index is a registered trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

12

TimesSquare Mid Cap Growth Fund

Fund Snapshots

December 31, 2013

Sector	TimesSquare Mid Cap Growth Fund**	Russell Midcap® Growth Index
Industrials	24.3%	15.1%
Consumer Discretionary	19.1%	25.0%
Information Technology	17.4%	16.4%
Health Care	10.7%	13.2%
Financials	9.3%	8.3%
Energy	5.9%	6.0%
Consumer Staples	3.9%	8.0%
Telecommunication Services	3.8%	1.5%
Materials	3.4%	5.8%
Utilities	0.0%	0.7%
Other Assets and Liabilities	2.2%	0.0%

**	As a percentage of net assets

Security Name	% of Net Assets
SBA Communications Corp., Class A*	3.8%
Alliance Data Systems Corp.*	3.5
DaVita HealthCare Partners, Inc.*	3.4
RenaissanceRe Holdings, Ltd.*	2.5
Nielsen Holdings N.V.*	2.3
O’Reilly Automotive, Inc.*	2.3
WABCO Holdings, Inc.	2.1
GNC Holdings, Inc., Class A	2.0
IntercontinentalExchange Group, Inc.	2.0
Hertz Global Holdings, Inc.	1.7

Top Ten as a Group	25.6%

*	Top Ten Holding at June 30, 2013

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

13

TimesSquare Mid Cap Growth Fund

Schedule of Portfolio Investments

December 31, 2013

	Shares	Value
Common Stocks - 97.8%
Consumer Discretionary - 19.1%
BorgWarner, Inc.	742,500	$41,513,175
Discovery Communications, Inc., Class C*	485,500	40,714,030
Foot Locker, Inc.	828,200	34,320,608
GNC Holdings, Inc., Class A	859,500	50,237,775
Hanesbrands, Inc.	471,200	33,111,224
O’Reilly Automotive, Inc.*	449,800	57,893,758
Pool Corp.	471,200	27,395,568
PVH Corp.	249,900	33,991,398
Ross Stores, Inc.	409,400	30,676,342
Ryanair Holdings PLC, Sponsored ADR*	442,700	20,775,911
Sally Beauty Holdings, Inc.*	935,700	28,286,211
Tiffany & Co.	242,800	22,526,984
Tractor Supply Co.	335,600	26,035,848
Wyndham Worldwide Corp.	506,900	37,353,461
Total Consumer Discretionary		484,832,293
Consumer Staples - 3.9%
Church & Dwight Co., Inc.	421,200	27,917,136
The Hershey Co.	262,700	25,542,321
Sprouts Farmers Market, Inc.*	471,200	18,108,216
WhiteWave Foods Co., Class A*	1,154,600	26,486,524
Total Consumer Staples		98,054,197
Energy - 5.9%
Antero Resources Corp.*	185,600	11,774,464
Cameron International Corp.*	449,800	26,776,594
Denbury Resources, Inc.*	1,887,000	31,003,410
Ensco PLC, Class A	365,200	20,882,136
Southwestern Energy Co.*	749,700	29,485,701
Whiting Petroleum Corp.*	495,900	30,681,333
Total Energy		150,603,638
Financials - 9.3%
Apollo Global Management LLC, Class A	1,020,600	32,261,166
Assured Guaranty, Ltd.	1,292,300	30,485,357
The Carlyle Group, L.P.	707,000	25,183,340
IntercontinentalExchange Group, Inc.	221,300	49,774,796
McGraw-Hill Financial, Inc.	428,400	33,500,880
RenaissanceRe Holdings, Ltd.	659,800	64,224,932
Total Financials		235,430,471
Health Care - 10.7%
Boston Scientific Corp.*	2,313,300	27,805,866
Catamaran Corp.*	729,800	34,650,904
DaVita HealthCare Partners, Inc.*	1,350,600	85,587,522

	Shares	Value
Envision Healthcare Holdings, Inc.*	778,200	$27,641,664
Illumina, Inc.*	228,500	25,276,670
Intuitive Surgical, Inc.*	44,300	17,014,744
Premier, Inc., Class A*,1	484,000	17,791,840
Salix Pharmaceuticals, Ltd.*	385,600	34,680,864
Total Health Care		270,450,074
Industrials - 24.3%
AerCap Holdings N.V.*	397,900	15,259,465
AMETEK, Inc.	449,800	23,690,966
Avis Budget Group, Inc.*	640,100	25,872,842
Clean Harbors, Inc.*	592,600	35,532,296
Copart, Inc.*	849,600	31,137,840
Equifax, Inc.	567,700	39,222,393
Genesee & Wyoming, Inc., Class A*	292,700	28,113,835
Hertz Global Holdings, Inc.*	1,559,500	44,632,890
IHS, Inc., Class A*	178,500	21,366,450
JB Hunt Transport Services, Inc.	299,900	23,182,270
L-3 Communications Holdings, Inc.	235,600	25,176,216
Nielsen Holdings N.V.	1,292,300	59,303,647
Nordson Corp.	264,200	19,630,060
Pall Corp.	249,900	21,328,965
Rockwell Automation, Inc.	199,900	23,620,184
Rockwell Collins, Inc.	373,200	27,586,944
Stericycle, Inc.*	235,400	27,346,418
TransDigm Group, Inc.	153,500	24,716,570
Verisk Analytics, Inc., Class A*	357,000	23,462,040
WABCO Holdings, Inc.*	571,200	53,355,792
WESCO International, Inc.*	249,900	22,758,393
Total Industrials		616,296,476
Information Technology - 17.4%
Alliance Data Systems Corp.*,1	335,600	88,239,308
Amdocs, Ltd.	1,042,400	42,988,576
Citrix Systems, Inc.*	428,400	27,096,300
CoStar Group, Inc.*	75,400	13,917,332
FleetCor Technologies, Inc.*	231,200	27,089,704
Gartner, Inc.*	566,100	40,221,405
Global Payments, Inc.	456,900	29,693,931
Informatica Corp.*	528,300	21,924,450
NeuStar, Inc., Class A*	785,400	39,160,044
NXP Semiconductor N.V.*	635,400	29,183,922
SolarWinds, Inc.*	442,700	16,747,341
Solera Holdings, Inc.	449,800	31,827,848
Vantiv, Inc., Class A*	985,300	32,130,633
Total Information Technology		440,220,794

The accompanying notes are an integral part of these financial statements.

14

TimesSquare Mid Cap Growth Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Materials - 3.4%
Airgas, Inc.	185,600	$20,759,360
Ecolab, Inc.	385,600	40,206,512
Reliance Steel & Aluminum Co.	349,900	26,536,416
Total Materials		87,502,288
Telecommunication Services - 3.8%
SBA Communications Corp., Class A*	1,063,800	95,571,792
Total Common Stocks (cost $1,707,289,182)		2,478,962,023

	Principal Amount
Short-Term Investments - 2.5%
Repurchase Agreements - 1.4%[3]
Bank of Nova Scotia, dated 12/31/13, due 01/02/14, 0.030%, total to be received $8,112,488 (collateralized by various U.S. Government Agency Obligations, 0.125% - 9.875%, 01/31/14 - 01/01/44, totaling $8,274,738)	$8,112,474	8,112,474
Barclays Capital, dated 12/31/13, due 01/02/14, 0.010%, total to be received $2,541,658 (collateralized by various U.S. Government Agency Obligations, 0.000% - 4.750%, 05/15/14 - 08/15/43, totaling $2,592,490)	2,541,657	2,541,657
Cantor Fitzgerald Securities, Inc., dated 12/31/13, due 01/02/14, 0.010%, total to be received $8,112,479 (collateralized by various U.S. Government Agency Obligations, 0.000% - 10.500%, 01/15/14 - 05/01/51, totaling $8,274,724)	8,112,474	8,112,474

	Principal Amount	Value
Citigroup Global Markets, Inc., dated 12/31/13, due 01/02/14, 0.020%, total to be received $8,112,483 (collateralized by various U.S. Government Agency Obligations, 2.080% - 11.000%, 12/15/15 - 08/15/53, totaling $8,274,724)	$8,112,474	$8,112,474
Nomura Securities, Inc., dated 12/31/13, due 01/02/14, 0.020%, total to be received $7,278,695 (collateralized by various U.S. Government Agency Obligations, 0.000% - 8.875%, 03/28/14 - 04/15/30, totaling $7,424,275)	7,278,687	7,278,687
Total Repurchase Agreements		34,157,766

	Shares
Other Investment Companies - 1.1%[4]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.06%	17,997,711	17,997,711
JPMorgan Liquid Assets Money Market Fund, Capital Shares, 0.06%	10,034,928	10,034,928
Total Other Investment Companies		28,032,639
Total Short-Term Investments (cost $62,190,405)		62,190,405
Total Investments - 100.3% (cost $1,769,479,587)		2,541,152,428
Other Assets, less Liabilities - (0.3)%		(7,611,472)
Net Assets - 100.0%		$2,533,540,956

The accompanying notes are an integral part of these financial statements.

15

TimesSquare International Small Cap Fund

Portfolio Manager’s Comments

The TimesSquare International Small Cap Fund (the “Fund”) seeks to achieve long-term capital appreciation by investing primarily in the stocks of small-capitalization companies located outside the United States.

THE PORTFOLIO MANAGER

TimesSquare Capital Management, LLC (“TimesSquare”), the Fund’s subadvisor, utilizes a bottom-up fundamental approach to small-cap investing. Led by co-managers Magnus Larsson and Robert Madsen, the investment team at TimesSquare believes that its fundamental international equity research skills, which place a particular emphasis on the assessment of management quality, an in-depth understanding of business models, and valuation discrepancies, enable the team to build a diversified portfolio of international small cap stocks with the potential to generate superior risk-adjusted returns. When selecting international small-cap stocks, research-intensive approach to identify international small cap stocks with what we believe to be the greatest potential to achieve price appreciation over a 12- to 18-month horizon.

THE YEAR IN REVIEW

For the since inception period (which began January 2, 2013) ending December 31, 2013, the Fund’s Institutional Class returned 24.88%, while its benchmark, the MSCI EAFE Small Cap Index (the “Index”), returned 29.27%.

Global shares climbed with Tokyo leading the advance at the end of 2013. International small cap stocks as measured by the MSCI EAFE Small Cap Index gained 29% for the year. Euro Zone markets soared in 2013, suggesting investors are anticipating a recovery. In Asia, the Japanese equity market experienced its biggest annual advance in four decades but largely at the expense of the country’s currency decline. Abenomic measures inclusive of monetary expansion weakened the Yen significantly against the U.S. Dollar in 2013. Shoppers in Europe provided a boost to the region’s economic recovery toward the end of the year, with retail sales rising at their fastest pace in four years. European unemployment has remained well into double figures, holding steady at 12.1%. The number of jobless increased over the year, now at 19 million. Despite being confronted by a number of shocks, European economies proved remarkably resilient in 2013. Those included political crises in Italy, Greece and Portugal as well as a Cypriot banking debacle. On each occasion, the outcome was a stable government committed to reforms designed to make their economy more productive and competitive. Portugal emerged from the recession in the second quarter and Spain in the third quarter. Indications are that Italy stopped contracting in the fourth quarter and Greece’s economy is expected to grow for the first time in seven years. Ireland has efied many pessimistic forecasts by its growth, and exited the bank bailout program.

The International equity market as measured by the MSCI EAFE Small Cap Index, posted mixed performance among regions for the year. While Europe, Japan, and the Middle East had positive returns, Asia-Pacific was in negative territory.

The Fund underperformed the MSCI EAFE Small Cap benchmark during the year. While allocation and stock selection detracted, currency weighed the most on relative performance. Our approach to investing is based on fundamental research with a preference for higher quality. We seek structural growth businesses that possess strong balance sheets, with a focus on operating margin as well as return on equity.

Europe

Petroleum bulk storage and distribution company Rubis & Cie SCA slid -2%. Rubis operates a very defensive business, thereby placing it out of favor in a risk-on environment. In terms of company-specific developments, its Turkish terminal business suffered from a lower storage appetite when the typically higher forward higher of oil fell below the prevailing spot price. Weakness in the French economy, their home market, dampened Rubis’ earnings. Despite these developments, we remain positive on Rubis and believe it will reap benefits from further integration of its Portuguese acquisition. TGS-NOPEC Geophysical of Norway is engaged in the provision, procurement, and sale of seismic information and services to the energy industry. TGS owns the world’s largest database of well logs and possesses a unique competitive position. Excess capacity in the seismic sector had an adverse impact on day rates for vessel owners and this negative sentiment spilled over to TGS, even though it uses an asset-light strategy. The company also issued a minor profit warning which led to a -15% sell off. We believe the company is uniquely positioned to benefit from a structural increase in seismic surveys, as oil exploration becomes more expensive and difficult. Premier Oil plc, a United Kingdom exploration and production company, lost -4%. Premier Oil, along with the rest of the sector, did not perform well in 2013 as oil prices tracked sideways for most of the year. Premier Oil also experienced technical issues for some of their key fields, thus hampering production rates. Hunting PLC manufactures and distributes products used in the extraction of oil and gas. Hunting also suffered with the rest of the oil industry, falling -3%. We believe the company is very well placed to capitalize on the structural growth prospects for shale oil and gas. There are a number of areas outside the U.S. where shale is coming into focus. Viscofan S.A., the global leader in artificial casings used in the food industry, lost -5%. In the latter part of the year, we started noticing signs that growth for the company was becoming more difficult to achieve after many years of steady increases. We liquidated the position in the fourth quarter. FBD Holdings Plc, a property and casualty insurer, advanced 80%. FBD enjoyed many tailwinds in 2013. During 2013, the Irish economy picked up and some key competitors were unable to write more insurance due to company-specific issues. FBD gained market share as a result. YOOX S.p.A of Italy is a leading online fashion and luxury goods retailer. The company continued to produce strong earnings growth and its shares jumped 186%. YOOX is uniquely positioned to benefit from an increased online spending on fashion goods. YOOX managed the online business and logistics for a number of leading brands, such as Armani and Dolce & Gabbana. St. James Place Plc of the United Kingdom provides financial and wealth management services. These services include investment advice, tax planning and inheritance issues. Shares of St James climbed 80% as the company continued to deliver top of the class earnings growth. With a strong focus on service, the company is a key beneficiary of the recent change of regulation in the U.K. These new rules prohibit financial advisors from receiving kick-back fees from asset managers to whom they allocate funds. This has created turmoil in the market as many advisors now must adopt a fee for service

16

TimesSquare International Small Cap Fund

Portfolio Manager’s Comments (continued)

framework. St James has always utilized this approach and is well regarded for the highest service level in the market. NORMA Group SE of Germany is a world leader in connection technology for the transportation industry. Its product offering includes customized clamps and connectors. Structural growth trends in its end markets enabled NORMA Group to rise 84%. Higher emission standards are resulting in demand for more complex clamps and connectors for engines, which allows NORMA to increase the value they add to customers. The Euro 6 emission standard is being introduced for trucks in 2014 and for passenger cars in 2015, which should further increase demand for NORMA’s products. PALFINGER AG of Austria is a technology leader in cranes, lifting and loading equipment. Palfinger continues to outperform the competition, climbing 86%. The company is relentlessly driving innovation, which manifests itself in increased market share and a significant price premium for its products. The company recently signed a joint venture agreement with Sany Heavy, the leading Chinese manufacturer of construction equipment. Sany Heavy has also taken a 10% ownership stake in Palfinger. Wirecard AG of German is a leading provider of electronic payment and risk management solutions. Wirecard has consistently been able to grow its business, with more deals now also outside its European home market. The company is a structural beneficiary of increased online retailing, as they are the leading processor of online merchant transactions. Wirecard has routinely beaten earnings forecasts, lifting its stock 62%.

Asia/Pacific Ex-Japan

Regis Resources Limited is an Australia-based gold mining company. Its deposits are of very high quality and relatively easy to mine. The -48% drop in shares of Regis follows a similar pattern to the price of gold, which had one of its worst years ever. Regis remains exceptionally well managed, has highly cost efficient operations, and proven resources in Australia, which is very stable from a geopolitical perspective. Emperor Watch & Jewelry Limited of Hong Kong is engaged in the selling of luxury watches and jewelry. Emperor Watch suffered from external issues that caused its stock to fall -46% in 2013. The Chinese government advocated more austere images, therefore, watches as symbols of power and wealth came under pressure. Retail rental space rents continued to increase in Hong Kong, further impacting profitability. While we believe that the company has very strong management as well as a strong brand, we were in the process of re-evaluating this company’s position in the Portfolio at year-end. Wotif.Com Holdings Limited is an Australia based travel business. Despite being the clear market leader in online accommodation in Australia, the company has not been able to capitalize to a satisfying degree. The competition has intensified significantly, further pressuring margins. In addition, capital expenditures and advertising spend has surprised negatively. Wotif.com was a major disappointment for us in 2013, declining - 49%. We liquidated our position during the fourth quarter. Iron ore mining company Atlas Iron Limited of Australia dropped -31%. Atlas Iron suffered from a very weak spot market for iron ore which thwarted its plans for capacity expansion. While we believe Atlas Iron remains well managed and with very high quality reserves, forces beyond their own control forced us to reconsider the investment and sell out of the Portfolio. AirAsia Bhd., the leading low cost carrier in South-East Asia, suffered a -21% descent due to a general sell-off in emerging market equities. In our perspective,

AirAsia remains well placed to continue to benefit from the development of the regional air travel market. Haitian International is a leading manufacturer of plastic injection molding machines for the Chinese market continued to capitalize on the structural increase use of plastics. The company reported strong sales growth and increasing margins. While we believe the company is well placed to continue to grow, we also see the stock as fully valued. Therefore, we booked the 129% gain and liquidated the position. During the second quarter, we added Slater & Gordon Ltd. to the portfolio. This Australia-based law firm has continued to grow earnings in an impressive way, resulting in a 58% jump. In addition to its home territory, Slater & Gordon entered the U.K. legal market via acquisitions that were made at attractive valuations. Slater & Gordon is successfully driving a commoditization strategy by continuously investing in processes and systems. They also carefully consider which work needs to be completed by lawyers and which can be handled by paralegals. This approach allows them to achieve significant cost savings. Lower costs also mean lower fees to clients, enabling Slater & Gordon to gain significant market share. LARGAN Precision Co. Ltd., the leading developer and manufacturer of camera lenses for smart phones and tablets, continues to win market share. The company is dominating its niche by continually investing in Research & Development. This has enabled LARGAN to maintain their edge, drive earnings growth, and climb 21%. Smart phones are increasingly also becoming the camera of choice for most consumers, thus the value of having a high quality camera lens also increases.

Japan

Commercial real estate company Tokyo Tatemono Co. Ltd. rose 111%. Tokyo Tatemono has been one of the greatest beneficiaries of Abenomics (the economic policies advocated by Prime Minister Shinz Abe). Rising business confidence in Japan translates into a pickup in demand for prime-located office space. Tokyo Tatemono has some of the best located office buildings in central Tokyo, where demand has been particularly strong. Don Quijote Holdings Co. Ltd., a category killer in the retailing space, continues to grow far above any other retail operation in Japan. By mixing good locations with a significant degree of entertainment for shoppers, the company triggers discretionary spending in a unique way. Combined with exceptional sourcing, Don Quijote is structurally able to translate good sales growth into great earnings growth, leading to a 66% gain. General retailer, Izumi Co. Ltd., jumped 52%. Izumi is a role model for any food retailer looking to expand into non-food areas such as clothing and pharmaceuticals. Izumi is continuously striving to lower operational costs so that they can pass on these savings to its customers. Their slogan “The Good Life, Inexpensively!” is at the core of everything the company does. Izumi is also a leader in corporate governance, by returning excess cash to shareholders through continuous share buybacks. Koito Manufacturing Co. Ltd., a leading manufacturer of automotive headlights, gained 32%. The company is a technology leader and was the first to develop LED lights for the automotive sector. Historically Koito has been tightly connected to Toyota, which owns 20% of the company. Koito has recently been very successful in gaining market share among other original equipment manufacturers in Japan and the international market. We believe that Koito through its technology leadership will continue to gain market share, resulting in strong earnings growth. The 6% return of Nabtesco Corp., a motion control product

17

TimesSquare International Small Cap Fund

Portfolio Manager’s Comments (continued)

company, lagged the Index country return of 26%. Nabtesco’s business is comprised of precision equipment, transport equipment, aircraft & hydraulic equipment, and industrial equipment. Nabtesco was held back in 2013 by a prolonged slump in its hydraulic equipment division. Demand has been particularly weak in the Chinese construction market. Nabtesco was also hit by slower demand for its precision equipment. There are, however, clear signs that the situation is improving and given its near monopoly position in some robotic equipment product areas we believe 2014 will see a return to solid sales and earnings growth. CMIC Holdings Co. Ltd., a clinical research organization, provides medical research and services to the pharmaceutical industry. The company had a solid record of continuously delivering margin expansion and strong earnings growth. In the latter part of the year, however, CMIC issued a major negative earnings surprise which erased all previous gains and resulted in a -5% drop for the year. While part of the profit warning was due to a write-down of some assets, there were also some operational issues. In one of the smaller divisions CMIC experienced significant margin erosion for new contracts. The rest of the business continues to perform well.

Conclusion

As we head into 2014, Europe is growing at a slow rate while some of the larger economies of Asia are expanding at a more modest rate than they are used to. Despite this progress made in the Euro Zone, government debt levels and unemployment remain high, thereby leaving these economies vulnerable to shocks. Corporate investment has been weak over the last five years. Further improvement is reliant on the banking system to make credit available. A mitigating factor may be for the banks to strengthen their capital ratios before the European Central Bank takes over bank supervision at the end of 2014. Japan’s economy appears to be in a moderate recovery mode. Easing moves by the Bank of Japan have pressured the Yen versus other currencies.

This commentary reflects the viewpoints of the TimesSquare Capital Management as of 12/31/13 and is not intended as a forecast or guarantee of future results.

CUMULATIVE TOTAL RETURN PERFORMANCE

TimesSquare International Small Cap Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in the TimesSquare International Small Cap Fund’s Institutional Class on January 2, 2013, to a $10,000 investment made in the MSCI EAFE Small Cap Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

18

TimesSquare International Small Cap Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the TimesSquare International Small Cap Fund and the MSCI EAFE Small Cap Index for the same time periods ended December 31, 2013.

	Average Annual Total Returns[1]
	Since Inception	Inception Date
TimsSquare International Small Cap Fund[2,3]
Institutional Class	24.88%	01/02/13
Premier Class	24.88%	01/02/13
MSCI EAFE Small Cap Index[4,5]	27.29%	01/02/13	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com. Current net asset values per share for each Fund are available on the Funds’ Web site at www.managersinvest.com.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit our Web site at www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., member FINRA.

†	Date reflects inception date of the Fund, not the index.
[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2013. All returns are in U.S. dollars ($).

[2]

The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital, and changes in local government attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

[3]

Investments in foreign securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. dollar security when converted back to U.S. dollars.

[4]

The MSCI EAFE Small Cap Index is a market capitalization-weighted index that measures the performance of those MSCI EAFE Small Cap Index companies with higher price-to-book ratios and higher forecasted growth rates. Unlike the Fund, the MSCI EAFE Small Cap Index is unmanaged, is not available for investment, and does not incur expenses.

[5]

All MSCI data is provided ‘as is.’ The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC insured, nor bank guaranteed. May lose value.

19

TimesSquare International Small Cap Fund

Fund Snapshots

December 31, 2013

Portfolio Breakdown (unaudited)

	TimesSquare
	International Small	MSCI EAFE
Sector	Cap Fund**	Small Cap Index
Consumer Discretionary	26.4%	19.5%
Industrials	18.6%	22.4%
Financials	16.3%	20.4%
Information Technology	12.6%	9.1%
Health Care	11.0%	6.1%
Materials	4.7%	9.7%
Consumer Staples	4.2%	5.7%
Energy	3.9%	4.0%
Utilities	1.6%	1.7%
Telecommunication Services	0.4%	1.3%
Other Assets and Liabilities	0.3%	0.1%

**	As a percentage of net assets

Top Ten Holdings (unaudited)

% of
Security Name	Net Assets
Orpea*	2.9%
St. James’s Place PLC	2.8
Greene King PLC	2.7
Melrose Industries PLC	2.5
Teleperformance	2.5
CTS Eventim AG	2.4
Interpump Group S.p.A.	2.1
Tecan Group AG	2.1
Nitori Holdings Co., Ltd.*	2.1
Koito Manufacturing Co., Ltd.*	2.1

Top Ten as a Group	24.2%

*	Top Ten Holding at June 30, 2013

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

20

TimesSquare International Small Cap Fund

Schedule of Portfolio Investments

December 31, 2013

	Shares	Value
Common Stocks - 99.7%
Consumer Discretionary - 26.4%
CTS Eventim AG (Germany)	1,316	$66,700
De’Longhi S.p.A. (Italy)	2,929	47,728
Dignity PLC (United Kingdom)	798	19,020
Don Quijote Holdings Co., Ltd. (Japan)	340	20,611
Emperor Watch & Jewellery, Ltd. (Hong Kong)	289,000	22,025
Fortuna Entertainment Group N.V. (Czech Republic)	4,400	25,886
Greene King PLC (United Kingdom)	5,230	76,400
Invocare, Ltd. (Australia)	5,355	52,881
Izumi Co., Ltd. (Japan)	1,400	43,865
Koito Manufacturing Co., Ltd. (Japan)	3,000	57,323
Nitori Holdings Co., Ltd. (Japan)	620	58,700
Paddy Power PLC (Ireland)	373	31,852
Samsonite International, S.A. (United States)	14,700	44,835
Slater & Gordon, Ltd. (Australia)	10,090	43,605
Sumitomo Rubber Industries, Ltd. (Japan)	2,900	41,281
Tamedia AG (Switzerland)	385	46,569
Yoox S.p.A. (Italy)*	800	35,870
Total Consumer Discretionary		735,151
Consumer Staples - 4.2%
Distilliers Co. of Sri Lanka PLC (Sri Lanka)	11,050	16,319
Naturex (France)	388	31,130
Prince Frog International Holdings, Ltd. (China)	35,900	14,808
Sugi Holdings Co., Ltd. (Japan)	1,330	54,031
Total Consumer Staples		116,288
Energy - 3.9%
Hunting PLC (United Kingdom)	3,519	45,531
Premier Oil PLC (United Kingdom)	8,135	42,332
TGS Nopec Geophysical Co. ASA (Norway)	755	20,062
Total Energy		107,925
Financials - 16.3%
Amlin PLC (United Kingdom)	4,670	35,551
Anadolu Hayat Emeklilik A.S. (Turkey)	6,842	16,761
Banco BPI, S.A. (Portugal)*	30,675	51,315
Challenger, Ltd. (Australia)	2,465	13,690
FBD Holdings PLC (Ireland)	1,315	31,400
IFG Group PLC (Ireland)	8,340	20,182
kabu.com Securities Co., Ltd. (Japan)	7,800	45,360
Paragon Group of Cos. PLC (United Kingdom)	5,435	33,435
Shriram Transport Finance Co., Ltd. (India)	2,200	23,957
St. James’s Place PLC (United Kingdom)	6,367	76,957

	Shares	Value
Tokyo Tatemono Co., Ltd. (Japan)	5,000	$55,600
Warsaw Stock Exchange (Poland)	1,040	14,252
Yes Bank, Ltd. (India)	6,100	36,645
Total Financials		455,105
Health Care - 11.0%
ALK-Abello A/S (Denmark)	90	10,190
CMIC Holdings Co., Ltd. (Japan)	1,825	23,607
DiaSorin S.p.A. (Italy)	850	39,859
Gerresheimer AG (Germany)	450	31,529
Miraca Holdings, Inc. (Japan)	930	43,874
Orpea (France)	1,400	81,434
Tecan Group AG (Switzerland)*	500	59,338
Top Glove Corp. BHD (Malaysia)	10,540	18,129
Total Health Care		307,960
Industrials - 18.6%
AirAsia BHD (Malaysia)	37,000	24,884
Fenner PLC (United Kingdom)	2,450	19,728
IMI PLC (United Kingdom)	934	23,653
Interpump Group S.p.A. (Italy)	4,950	59,408
Melrose Industries PLC (United Kingdom)	13,975	70,900
Nabtesco Corp. (Japan)	1,900	43,850
Norma Group SE (Germany)	1,020	50,707
Palfinger AG (Austria)	1,190	47,445
Prosegur Cia de Seguridad, S.A. (Spain)	3,335	22,888
Teleperformance (France)	1,125	68,612
THK Co., Ltd. (Japan)	1,900	47,454
Toshiba Machine Co., Ltd. (Japan)	5,700	32,983
Turk Traktor ve Ziraat Makineleri A.S. (Turkey)	220	6,302
Total Industrials		518,814
Information Technology - 12.6%
Accesso Technology Group PLC (United Kingdom)*	2,490	32,038
Altran Technologies SA (France)*	5,675	49,773
EVS Broadcast Equipment SA (Belgium)	625	40,478
Horiba, Ltd. (Japan)	1,395	47,667
Largan Precision Co., Ltd. (Taiwan)	1,000	40,873
Spectris PLC (United Kingdom)	1,197	50,863
Telecity Group PLC (United Kingdom)	3,410	41,022
Wirecard AG (Germany)	1,262	49,953
Total Information Technology		352,667
Materials - 4.7%
AZ Electronic Materials SA (Luxembourg)	5,080	33,298
Frutarom Industries, Ltd. (Israel)	2,170	45,653
JSR Corp. (Japan)	1,815	35,180

The accompanying notes are an integral part of these financial statements.

21

TimesSquare International Small Cap Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Materials - 4.7% (continued)
Regis Resources, Ltd. (Australia)*	6,765	$17,753
Total Materials		131,884
Telecommunication Services - 0.4%
Tower Bersama Infrastructure Tbk PT (Indonesia)*	23,520	11,225
Utilities - 1.6%
Rubis SCA (France)	695	44,019
Total Common Stocks (cost $2,411,636)		2,781,038

	Shares	Value
Other Investment Companies - 1.5%[4]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.06% (cost $41,106)	$ 41,106	$41,106
Total Investments - 101.2% (cost $2,452,742)		2,822,144
Other Assets, less Liabilities - (1.2)%		(34,544)
Net Assets - 100.0%		$2,787,600

The accompanying notes are an integral part of these financial statements.

22

Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At December 31, 2013, the approximate cost of investments for Federal income tax purposes and the aggregate gross unrealized appreciation and/or depreciation based on tax cost were as follows:

Fund	Cost	Appreciation	Depreciation	Net
TimesSquare Small Cap Growth Fund	$884,110,639	$428,729,769	$(9,526,829)	$419,202,940
TimesSquare Mid Cap Growth Fund	1,791,696,287	755,349,489	(5,893,348)	749,456,141
TimesSquare International Small Cap Fund	2,454,250	527,993	(160,099)	367,894

#	Rounds to less than 0.1%.
*	Non-income producing security.
[1]	Some or all of these shares were out on loan to various brokers as of December 31, 2013, amounting to:

Fund	Market Value	% of Net Assets
TimesSquare Small Cap Growth Fund	$47,928,083	3.8%
TimesSquare Mid Cap Growth Fund	$33,711,445	1.3%

[2]

Illiquid Security: A security not readily convertible into cash such as a stock, bond or commodity that is not actively traded, and would be difficult to sell in a timely sale. The Fund may not invest more than 15% of its net assets in illiquid securities. The market value of Illiquid securities at December 31, 2013, amounted to the following:

Fund	Market Value	% of Net Assets
TimesSquare Small Cap Growth Fund	$4,500	0.0003%

[3]	Collateral received from brokers for securities lending was invested in these short-term investments.
[4]	Yield shown represents the December 31, 2013, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The accompanying notes are an integral part of these financial statements.

23

Notes to Schedule of Portfolio Investments (continued)

Country	TimesSquare International Small Cap Fund†	MSCI EAFE Small Cap Index
Australia	4.6%	6.6%
Austria	1.7%	0.8%
Belgium	0.0%	1.3%
Bermuda	0.0%	0.6%
China	0.5%	0.2%
Czech Republic	0.9%	0.0%
Denmark	0.4%	2.3%
Finland	0.0%	1.5%
France	9.9%	3.7%
Germany	7.2%	5.9%
Hong Kong	2.4%	3.0%
India	2.2%	0.0%
Indonesia	0.4%	0.1%
Ireland	3.0%	1.4%
Israel	1.6%	1.1%
Italy	6.6%	3.9%
Japan	23.4%	26.8%
Luxembourg	1.5%	0.1%
Malaysia	1.6%	0.0%
Netherlands	0.0%	1.8%
New Zealand	0.0%	1.1%
Norway	0.7%	2.1%
Poland	0.5%	0.0%
Portugal	1.8%	0.5%
Singapore	0.0%	2.4%
Spain	0.8%	2.2%
Sweden	0.0%	3.9%
Switzerland	3.8%	4.2%
Taiwan	1.5%	0.0%
Turkey	0.8%	0.0%
United Kingdom	21.6%	22.5%
Supranational & Other	0.6%	0.0%

	100.0%	100.0%

†	As a percentage of net assets as of December 31, 2013.

The accompanying notes are an integral part of these financial statements.

24

Notes to Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Funds’ net assets by the fair value hierarchy levels as of December 31, 2013. (See Note 1(a) in the Notes to Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
TimesSquare Small Cap Growth Fund
Investments in Securities
Common Stocks†	$1,212,417,396	—	—	$1,212,417,396
Warrants††	—	$4,500	—	4,500
Short-Term Investments
Repurchase Agreements	—	48,929,035	—	48,929,035
Other Investment Companies	41,962,648	—	—	41,962,648

Total Investments in Securities	$1,254,380,044	$48,933,535	—	$1,303,313,579

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
TimesSquare Mid Cap Growth Fund
Investments in Securities
Common Stocks†	$2,478,962,023	—	—	$2,478,962,023
Short-Term Investments
Repurchase Agreements	—	$34,157,766	—	34,157,766
Other Investment Companies	28,032,639	—	—	28,032,639

Total Investments in Securities	$2,506,994,662	$34,157,766	—	$2,541,152,428

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
TimesSquare International Small Cap Fund
Investments in Securities
Common Stocks†††	—	$2,781,038	—	$2,781,038
Other Investment Companies	$41,106	—	—	41,106

Total Investments in Securities	$41,106	$2,781,038	—	$2,822,144

†

All common stocks held in the Funds are Level 1 securities. For a detailed breakout of the common stocks by major industry classification, please refer to the respective Schedule of Portfolio Investments.

††	All warrants held in the Fund are Level 2 securities. For a detailed breakout of the warrants by major industry classification, please refer to the respective Schedule of Portfolio Investments.
†††

All common stocks held in the Fund are Level 2 securities. For a detailed breakout of the common stocks by major industry classification, please refer to the respective Schedule of Portfolio Investments.

As of December 31, 2013, the Funds had no transfers between levels from the beginning of the reporting period.

Investment Definitions and Abbreviations:

ADR: ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank. The value of the ADR securities is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADRs are initiated by the underlying foreign company.

The accompanying notes are an integral part of these financial statements.

25

Statement of Assets and Liabilities

December 31, 2013

	TimesSquare Small Cap Growth Fund	TimesSquare Mid Cap Growth Fund	TimesSquare International Small Cap Fund
Assets:
Investments at value* (including securities on loan valued at $47,928,083, $33,711,445 and $0, respectively)	$1,303,313,579	$2,541,152,428	$2,822,144
Foreign currency**	—	—	1,183
Receivable for investments sold	49,700,986	41,145,910	—
Receivable for Fund shares sold	2,082,169	2,320,156	13,028
Dividends, interest and other receivables	690,621	388,829	2,220
Prepaid expenses	29,560	26,082	—
Receivable from affiliate	10,762	1,385	22,091
Total assets	1,355,827,677	2,585,034,790	2,860,666
Liabilities:
Payable for Fund shares repurchased	56,726,898	10,297,154	—
Payable upon return of securities loaned	48,929,035	34,157,766	—
Payable for investments purchased	1,053,311	4,590,380	—
Accrued expenses:
Investment advisory and management fees	1,071,679	2,037,370	2,031
Shareholder servicing fees - Premier Class	99,521	190,067	—
Trustees fees and expenses	1,322	2,582	424
Custodian fees and expenses	23,639	43,545	12,157
Professional fees	11,886	21,432	8,508
Registration fees	—	—	48,737
Other	72,353	153,538	1,209
Total liabilities	107,989,644	51,493,834	73,066

Net Assets	$1,247,838,033	$2,533,540,956	$2,787,600

Net Assets Represent:
Paid-in capital	$823,017,743	$1,769,272,717	$2,419,711
Undistributed net investment income (loss)	67,053	—	(35)
Accumulated net realized loss from investments	(726,552)	(7,404,602)	(1,507)
Net unrealized appreciation of investments and foreign currency translation	425,479,789	771,672,841	369,431
Net Assets	$1,247,838,033	$2,533,540,956	$2,787,600
Institutional Class:
Net Assets	$896,706,056	$1,319,015,732	$2,768,187
Shares outstanding	49,605,343	71,340,849	231,046
Net asset value, offering and redemption price per share	$18.08	$18.49	$11.98
Premier Class:
Net Assets	$351,131,977	$1,214,525,224	$19,413
Shares outstanding	19,722,735	66,624,179	1,620
Net asset value, offering and redemption price per share	$17.80	$18.23	$11.98
* Investments at cost	$877,833,790	$1,769,479,587	$2,452,742

** Foreign currency at cost	—	—	$1,179

The accompanying notes are an integral part of these financial statements.

26

Statement of Operations

For the year ended December 31, 2013

	TimesSquare Small Cap Growth Fund	TimesSquare Mid Cap Growth Fund	TimesSquare International Small Cap Fund*
Investment Income:
Dividend income	$4,879,976 [1]	$16,919,989 [2]	$42,057 [3]
Securities lending income	554,181	80,631	288
Interest income	1,113	25	130
Foreign withholding tax	—	(72,204)	(3,997)
Total investment income	5,435,270	16,928,441	38,478
Expenses:
Investment advisory and management fees	10,187,910	19,426,064	17,723
Shareholder servicing fees - Premier Class	271,491	1,587,185	—
Extraordinary expense	182,124	370,407	403
Transfer agent	82,241	98,176	392
Custodian	75,567	117,817	36,607
Professional fees	60,776	97,304	30,452
Registration fees	44,122	63,706	54,765
Trustees fees and expenses	37,815	70,802	494
Reports to shareholders	18,533	98,037	16,574
Miscellaneous	43,298	81,365	1,529
Total expenses before offsets	11,003,877	22,010,863	158,939
Expense reimbursements	(10,762)	—	(137,774)
Expense repayments	157,894	—	—
Expense reductions	(74,403)	(137,779)	—
Fee waivers	—	(6,018)	—
Net expenses	11,076,606	21,867,066	21,165

Net investment income (loss)	(5,641,336)	(4,938,625)	17,313
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	113,414,259	247,617,095	43,214
Net realized gain on foreign currency transactions	—	—	4,492
Net change in unrealized appreciation (depreciation) of investments	285,965,669	365,708,499	369,401
Net change in unrealized appreciation (depreciation) on foreign currency translations	—	—	30
Net realized and unrealized gain	399,379,928	613,325,594	417,137

Net increase in net assets resulting from operations	$393,738,592	$608,386,969	$434,450

*	Commenced operations on January 2, 2013.
[1]	Includes non-recurring dividends of $532,416.
[2]	Includes non-recurring dividends of $2,774,200.
[3]	Includes non-recurring dividends of $1,572.

The accompanying notes are an integral part of these financial statements.

27

Statements of Changes in Net Assets

For the year ended December 31,

	TimesSquare Small Cap Growth Fund		TimesSquare Mid Cap Growth Fund		TimesSquare International Small Cap Fund*
	2013	2012	2013	2012	2013
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$(5,641,336)	$(1,175,277)	$(4,938,625)	$(3,950,794)	$17,313
Net realized gain on investments	113,414,259	79,095,553	247,617,095	111,962,549	47,706
Net change in unrealized appreciation (depreciation) of investments and foreign currency translations	285,965,669	13,290,794	365,708,499	164,279,427	369,431
Net increase in net assets resulting from operations	393,738,592	91,211,070	608,386,969	272,291,182	434,450
Distributions to Shareholders:
From net investment income:
Institutional Class	—	—	—	—	(45,341)
Premier Class	—	—	—	—	(205)
From net realized gain on investments:
Institutional Class	(55,441,467)	(64,865,451)	(133,378,430)	(47,517,170)	(20,921)
Premier Class	(20,373,722)	(12,983,289)	(125,566,721)	(33,171,065)	(94)
From return of capital:
Institutional Class	—	—	—	—	(41,773)
Premier Class	—	—	—	—	(189)
Total distributions to shareholders	(75,815,189)	(77,848,740)	(258,945,151)	(80,688,235)	(108,523)
Capital Share Transactions:[1]
Net increase (decrease) from capital share transactions	131,810,678	79,981,667	567,584,394	(78,210,927)	2,461,673

Total increase in net assets	449,734,081	93,343,997	917,026,212	113,392,020	2,787,600
Net Assets:
Beginning of period	798,103,952	704,759,955	1,616,514,744	1,503,122,724	—
End of period	$1,247,838,033	$798,103,952	$2,533,540,956	$1,616,514,744	$2,787,600
End of period undistributed net investment income (loss)	$67,053	$(459,802)	—	—	$(35)

*	Commenced operations on January 2, 2013.
[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

28

TimesSquare Small Cap Growth Fund

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
Institutional Class	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$13.00	$12.76	$13.01	$10.22	$7.53
Income from Investment Operations:
Net investment loss[1]	(0.08)[11]	(0.02)[4]	(0.06)	(0.05)	(0.02)
Net realized and unrealized gain on investments[1]	6.28	1.66	0.41	2.84	2.71
Total from investment operations	6.20	1.64	0.35	2.79	2.69
Distributions to Shareholders from:
Net realized gain on investments	(1.12)	(1.40)	(0.60)	—	—
Net Asset Value, End of Year	$18.08	$13.00	$12.76	$13.01	$10.22
Total Return[2]	47.69%	13.01%[5]	2.64%[5]	27.30%	35.72%
Ratio of net expenses to average net assets (with offsets/reductions)	1.06%[6]	1.03%[7]	1.03%	1.03%	1.03%
Ratio of expenses to average net assets (with offsets)	1.07%[6]	1.05%[7]	1.05%	1.05%	1.05%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.07%[6]	1.06%[7]	1.06%	1.07%	1.09%
Ratio of net investment loss to average net assets[2]	(0.53)%[6]	(0.12)%[7]	(0.48)%	(0.51)%	(0.20)%
Portfolio turnover	61%	65%	44%	56%	65%
Net assets at end of year (000’s omitted)	$896,706	$665,011	$520,075	$438,500	$412,270

	For the year ended December 31,
Premier Class	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$12.82	$12.59	$12.86	$10.11	$7.46
Income from Investment Operations:
Net investment loss[1]	(0.10)[11]	(0.04)[4]	(0.08)	(0.06)	(0.03)
Net realized and unrealized gain on investments[1]	6.18	1.65	0.40	2.81	2.68
Total from investment operations	6.08	1.61	0.32	2.75	2.65
Distributions to Shareholders from:
Net realized gain on investments	(1.10)	(1.38)	(0.59)	—	—
Net Asset Value, End of Year	$17.80	$12.82	$12.59	$12.86	$10.11
Total Return[2]	47.44%	12.95%	2.46%	27.20%	35.52%
Ratio of net expenses to average net assets (with offsets/reductions)	1.19%[6]	1.14%[7]	1.14%	1.14%	1.14%
Ratio of expenses to average net assets (with offsets)	1.20%[6]	1.16%[7]	1.16%	1.16%	1.16%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.20%[6]	1.17%[7]	1.18%	1.18%	1.20%
Ratio of net investment loss to average net assets[2]	(0.63)%[6]	(0.27)%[7]	(0.59)%	(0.62)%	(0.31)%
Portfolio turnover	61%	65%	44%	56%	65%
Net assets at end of year (000’s omitted)	$351,132	$133,093	$184,685	$180,199	$139,337

29

TimesSquare Mid Cap Growth Fund

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
Institutional Class	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$15.05	$13.34	$14.04	$11.88	$8.67
Income from Investment Operations:
Net investment loss[1]	(0.03)[12]	(0.02)[4]	(0.04)	(0.04)	(0.02)
Net realized and unrealized gain (loss) on investments[1]	5.54	2.51	(0.22)	2.20	3.23
Total from investment operations	5.51	2.49	(0.26)	2.16	3.21
Distributions to Shareholders from:
Net realized gain on investments	(2.07)	(0.78)	(0.44)	—	—
Net Asset Value, End of Year	$18.49	$15.05	$13.34	$14.04	$11.88
Total Return[2]	36.72%	18.71%	(1.89)%	18.18%	37.02%
Ratio of net expenses to average net assets (with offsets/reductions)	1.04%[8]	1.06%[9]	1.06%	1.06%	1.10%
Ratio of expenses to average net assets (with offsets)	1.05%[8]	1.07%[9]	1.07%	1.08%	1.11%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.05%[8]	1.07%[9]	1.07%	1.08%	1.11%
Ratio of net investment loss to average net assets[2]	(0.17)%[8]	(0.16)%[9]	(0.29)%	(0.30)%	(0.25)%
Portfolio turnover	54%	42%	60%	57%	55%
Net assets at end of year (000’s omitted)	$1,319,016	$952,858	$854,828	$923,687	$678,956

	For the year ended December 31,
Premier Class	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$14.87	$13.21	$13.92	$11.81	$8.64
Income from Investment Operations:
Net investment loss[1]	(0.07)[12]	(0.05)[4]	(0.07)	(0.06)	(0.04)
Net realized and unrealized gain (loss) on investments[1]	5.47	2.48	(0.21)	2.17	3.21
Total from investment operations	5.40	2.43	(0.28)	2.11	3.17
Distributions to Shareholders from:
Net realized gain on investments	(2.04)	(0.77)	(0.43)	—	—
Net Asset Value, End of Year	$18.23	$14.87	$13.21	$13.92	$11.81
Total Return[2]	36.43%	18.44%	(2.01)%	17.87%[5]	36.69%[5]
Ratio of net expenses to average net assets (with offsets/reductions)	1.24%[8]	1.26%[9]	1.26%	1.26%	1.30%
Ratio of expenses to average net assets (with offsets)	1.25%[8]	1.27%[9]	1.27%	1.28%	1.31%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.25%[8]	1.27%[9]	1.27%	1.28%	1.31%
Ratio of net investment loss to average net assets[2]	(0.38)%[8]	(0.36)%[9]	(0.49)%	(0.50)%	(0.45)%
Portfolio turnover	54%	42%	60%	57%	55%
Net assets at end of year (000’s omitted)	$1,214,525	$663,656	$648,295	$599,994	$570,544

30

TimesSquare International Small Cap Fund

Financial Highlights

For a share outstanding throughout the period

Institutional Class	For the period ended December 31, 2013*
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income[1]	0.10 [13]
Net realized and unrealized gain on investments[1]	2.36
Total from investment operations	2.46
Distributions to Shareholders from:
Net investment income	(0.21)
Net realized gain on investments	(0.09)
Return of capital	(0.18)
Total distributions to shareholders	(0.48)
Net Asset Value, End of Period	$11.98
Total Return[2]	24.77%[5,14]
Ratio of net expenses to average net assets (with offsets/reductions)	1.07%[10,15]
Ratio of expenses to average net assets (with offsets)	1.07%[10,15]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	8.05%[10,15]
Ratio of net investment income to average net assets[2]	0.88%[10,15]
Portfolio turnover	58%
Net assets at end of period (000’s omitted)	$2,768

Premier Class	For the period ended December 31, 2013*
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income[1]	0.11 [13]
Net realized and unrealized gain on investments[1]	2.35
Total from investment operations	2.46
Less Distributions to Shareholders from:
Net investment income	(0.21)
Net realized gain on investments	(0.09)
Return of capital	(0.18)
Total distributions to shareholders	(0.48)
Net Asset Value, End of Period	$11.98
Total Return[2]	24.77%[5,14]
Ratio of net expenses to average net assets (with offsets/reductions)	1.08%[10,15]
Ratio of expenses to average net assets (with offsets)	1.08%[10,15]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	8.50%[10,15]
Ratio of net investment income to average net assets[2]	0.97%[10,15]
Portfolio turnover	58%
Net assets at end of period (000’s omitted)	$19

31

Notes to Financial Highlights

The following footnotes should be read in conjunction with the Financial Highlights of the Funds previously presented in this report.

*	Commenced operations on January 2, 2013.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses.

[4]

Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.06) and $(0.08) for TimesSquare Small Cap Growth Fund’s Institutional Class and Premier Class, respectively, and $(0.04) and $(0.06) for TimesSquare Mid Cap Growth Fund’s Institutional Class and Premier Class, respectively.

[5]	The Total Return is based on the Financial Statement Net Asset Values as shown above.
[6]	Includes non-routine extraordinary expenses amounting to 0.018% and 0.017% of average net assets for the Institutional Class and Premier Class, respectively.
[7]	Includes non-routine extraordinary expenses amounting to 0.004% and 0.003% of average net assets for the Institutional Class and Premier Class, respectively.
[8]	Includes non-routine extraordinary expenses amounting to 0.019% and 0.019% of average net assets for the Institutional Class and Premier Class, respectively.
[9]	Includes non-routine extraordinary expenses amounting to 0.004% and 0.004% of average net assets for the Institutional Class and Premier Class, respectively.
[10]	Includes non-routine extraordinary expenses amounting to 0.020% and 0.028% of average net assets for the Institutional Class and Premier Class, respectively.
[11]	Includes non-recurring dividends. Without these dividends net investment loss per share would have been $(0.09) and $(0.11) for the Institutional Class and Premier Class, respectively.
[12]	Includes non-recurring dividends. Without these dividends net investment loss per share would have been $(0.06) and $(0.10) for the Institutional Class and Premier Class, respectively.
[13]	Includes non-recurring dividends. Without these dividends net investment income per share would have been $0.09 and $0.10 for the Institutional Class and Premier Class, respectively.
[14]	Not annualized.
[15]	Annualized.

32

Notes to Financial Statements

December 31, 2013

1. Summary of Significant Accounting Policies

Managers AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are TimesSquare Small Cap Growth Fund (“Small Cap”), TimesSquare Mid Cap Growth Fund (“Mid Cap”) and TimesSquare International Small Cap Fund (“International Small Cap”), each a “Fund” and collectively the “Funds.” International Small Cap will deduct a 2.00% redemption fee from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 60 days of the purchase of those shares. For the year ended December 31, 2013, International Small Cap received no fees.

Effective June 26, 2006, Small Cap was closed to new investors. Shareholders who owned shares of the Small Cap when it was closed may continue to purchase additional shares in their existing accounts. Financial advisors, institutions, intermediaries, and other platforms that have existing client assets or accounts in the Fund may add to existing client accounts and may open new accounts for existing or new clients. Exchanges into the Fund are not permitted, unless the exchange is being made into an existing shareholder or intermediary account, as described above. Fund management may reopen the Fund to certain investors in the future.

Effective December 31, 2010, Mid Cap was closed to new investors. Shareholders who owned shares of Mid Cap when it was closed, including shareholders who held an account directly with the Fund and those shareholders who invested in the Fund through a financial intermediary account, the ManagersChoice®program, a financial platform, defined contribution, defined benefit or asset allocation program (collectively, “financial intermediaries”), may continue to purchase shares of the Fund. In addition, certain financial intermediaries that, at Fund management’s discretion, had accounts or client assets in the Fund on or before March 31, 2011, regardless of whether such financial intermediary was acting on a discretionary or non-discretionary basis, may continue to purchase shares of the Fund for those accounts and may open new Fund accounts for existing or new clients. Exchanges into the Fund are not permitted unless the exchange is being made into an existing shareholder account or an existing financial intermediary account at the time of the exchange as described above. Fund management may, in its discretion, reopen the Fund to certain investors in the future. The Fund reserves the right to modify this policy at any time.

The International Small Cap Fund commenced operations on January 2, 2013. The Fund offers both Institutional Class and Premier Class shares. Each class represents an interest in the same assets of the Funds. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may pay different distribution amounts to the extent the net asset value per share and/ or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of

America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. Valuation of Investments

Equity securities traded on a domestic securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Equity securities primarily traded on an international securities exchange and equity securities traded on NASDAQ or in a U.S. or non-U.S. over-the-counter market are valued at the market’s official closing price, or, if there are no trades on the applicable date, at the last quoted bid price. In addition, if the applicable market does not offer an official closing price or if the official closing price is not representative of the overall market, equity securities primarily traded on an international securities exchange and equity securities traded in a non-U.S. over-the-counter market are valued at the last quoted sales price. The Funds’ investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market valuations provided by third-party pricing services approved by the Board of Trustees of the Funds (the “Board”).

Short term debt obligations (debt obligations with maturities of one year or less at the time of issuance) that have 60 days or less remaining until maturity will be valued at amortized cost.

Under certain circumstances, the value of certain Fund investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Pricing Committee is the committee formed by the Board to make fair value determinations for such investments. The Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not deemed to be readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if Managers Investment Group LLC (the “Investment Manager”) believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee seeks to determine the price that the Fund might reasonably expect to receive from a current sale of that investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental analytical data and press releases relating to the investment and its issuer; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may

33

Notes to Financial Statements (continued)

differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Pricing Committee, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets. Under certain circumstances, on behalf of a Fund that invests primarily in international securities, the Investment Manager or applicable subadvisor may adjust such prices based on its determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which each Fund calculates its NAV. The Board has also adopted a policy that securities held in a fund that invests primarily in international securities and certain foreign debt obligations held by a fund, in each case, that can be fair valued by the applicable fair value pricing service are fair valued on each business day without regard to a “trigger” (e.g., without regard to invoking fair value based upon a change in a U.S. equity securities index exceeding a pre-determined level). The Funds may invest in securities that may be thinly traded. The Board has adopted procedures to adjust prices of securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 — inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 — inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

b. Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. Investment Income and Expenses

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded as soon as the Trust becomes aware of the ex-dividend date, except for Korean securities where dividends are recorded on confirmation date. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain Fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The following Funds had certain portfolio trades directed to various brokers, under a brokerage recapture program, which paid a portion of such Fund’s expenses. For the year ended December 31, 2013, the amount by which the Funds’ expenses were reduced and the impact on the expense ratios, if any, were as follows: Small Cap -$74,403 or 0.01% and Mid Cap - $137,779 or 0.01%.

The Funds have a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the year ended December 31, 2013, the Funds’ custodian expense was not reduced.

Overdraft fees are computed at 1% above the Federal Funds rate on the day of the overdraft. Prior to January 1, 2013, the rate was 2% above the effective Federal Funds rate. For the year ended December 31, 2013, the Funds did not incur overdraft fees.

Small Cap transferred securities and cash to a shareholder in connection with a redemption-in-kind transaction. For the purposes of US GAAP, this transaction was treated as a sale of securities and

34

Notes to Financial Statements (continued)

the resulting gains and losses were recognized based on the market value of the securities on the date of the transfer. For the year ended December 31, 2013, Small Cap had a redemption-in-kind of $49,700,986. For tax purposes, no gains or losses were recognized. Gains and losses resulting from such redemption-in-kind, which are included in the Statement of Operations, were $27,370,488.

The Trust recently held a shareholder meeting at which shareholders were asked to approve a new Declaration of Trust for the Trust, among other proposals. The costs associated with this proxy were treated as “extraordinary expenses,” and, therefore, are excluded from the expense limitation agreement described in Note 2.

d. Dividends and Distributions

Fund distributions resulting from either net investment income or realized capital gains, if any, will normally be declared and paid at least annually in December, as described in the Funds’ prospectus. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with Federal income tax regulations, which may differ from net investment income and net realized capital gains for financial satement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The most common differences are due to the differing treatments for losses deferred due to wash sales, REITS, foreign currency and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 were as follows:

	Small Cap		Mid Cap		International Small Cap
	2013	2012	2013	2012	2013
Distributions paid from:
Ordinary income	—	—	—	—	$21,840
Short-term capital gains	—	$5,151,499	$12,584,982	—	44,721
Long-term capital gains	$75,815,189	72,697,241	246,360,169	$80,688,235	—
Return of capital	—	—	—	—	41,962

	$75,815,189	$77,848,740	$258,945,151	$80,688,235	$108,523

As of December 31, 2013, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Small Cap	Mid Cap	International Small Cap
Capital loss carryforward	—	—	—
Undistributed ordinary income	—	—	—
Undistributed short-term capital gains	$1,579,715	$2,102,276	—
Undistributed long-term capital gains	4,037,635	12,709,823	—
Post-October loss deferral	—	—	$35

e. Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of December 31, 2013 and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred in taxable years beginning after the enactment of the Regulated Investment Company Modernization Act of 2010 (post-enactment capital losses) may be carried forward for an unlimited time period. Such losses will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable

35

Notes to Financial Statements (continued)

year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward retain their tax character as either short-term or long-term capital losses, unlike pre-enactment losses which are considered all short-term.

f. Capital Loss Carryovers and Deferrals

As of December 31, 2013, the Funds had no accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes. Should the Funds incur net capital losses for the year ended December 31, 2014, such amounts may be used to offset future realized capital gains for an unlimited time period.

g. Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, $0.001 par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation.

For the years ended December 31, 2013 and December 31, 2012, the capital stock transactions by class for Small Cap, Mid Cap and International Small Cap were:

	Small Cap				Mid Cap
	2013		2012		2013		2012
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Institutional Class:
Proceeds from sale of shares	6,974,381	$110,977,876	18,536,541	$253,551,957	15,369,006	$268,805,552	11,083,107	$165,434,231
Reinvestment of distributions	3,042,854	54,893,095	4,908,180	62,873,780	7,097,577	129,956,635	3,100,425	46,227,333
Cost of shares repurchased	(11,573,645)	(191,736,150)	(13,056,121)	(178,453,783)	(14,443,969)	(255,673,124)	(14,922,072)	(223,166,525)

Net increase (decrease)	(1,556,410)	$(25,865,179)	10,388,600	$137,971,954	8,022,614	$143,089,063	(738,540)	($11,504,961)

Premier Class:
Proceeds from sale of shares	10,685,471	$177,863,604 [1]	2,936,227	$38,960,422	28,329,523	$534,469,948 [1]	5,784,376	$85,715,987
Reinvestment of distributions	1,145,403	20,353,794	1,026,556	12,965,402	5,664,665	102,247,211	1,609,678	23,710,553
Cost of shares repurchased	(2,492,711)	(40,541,541)	(8,247,461)	(109,916,111)	(12,009,567)	(212,221,828)	(11,832,474)	(176,132,506)

Net increase (decrease)	9,338,163	$157,675,857	(4,284,678)	$(57,990,287)	21,984,621	$424,495,331	(4,438,420)	($66,705,966)

[1]	Includes a contribution of capital by the Investment Manager. (See Note 2 in the Notes to Financial Statements.)

	International Small Cap
	2013
	Shares	Amount
Institutional Class:
Proceeds from sale of shares	223,110	$2,350,601
Reinvestment of distributions	9,153	107,642
Cost of shares repurchased	(1,217)	(13,836)

Net increase	231,046	$2,444,407

Premier Class:
Proceeds from sale of shares	2,020	$21,933
Reinvestment of distributions	42	488
Cost of shares repurchased	(442)	(5,155)

Net increase	1,620	$17,266

36

Notes to Financial Statements (continued)

At December 31, 2013, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the net assets of the Funds as follows: Small Cap - three collectively own 45%; Mid Cap - three collectively own 47%; International Small Cap - five collectively own 81%. Transactions by these shareholders may have a material impact on their respective Funds.

h. Repurchase Agreements

The Funds may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2013, the market value of repurchase agreements outstanding for Small Cap and Mid Cap was $48,929,035 and $34,157,766, respectively.

i. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

j. Foreign Securities

The Funds invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Funds would pay such foreign taxes at the appropriate rate for each jurisdiction.

2. Agreements and Transactions with Affiliates

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects subadvisors for the Funds (subject to Board approval) and monitors each subadvisor’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by TimesSquare Capital Management, LLC (“TimesSquare”) who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in TimesSquare.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the year ended December 31, 2013, the Funds’ investment management fees were paid at the following annual rate of each Fund’s respective average daily net assets:

Small Cap	1.00%
Mid Cap	1.00%
International Small Cap	0.90%

Under the Investment Management Agreements with the Funds, the Investment Manager provides a variety of administrative services to the Funds. The Investment Manager receives no additional compensation from the Funds for these services. Pursuant to a reimbursement agreement between the Investment Manager and TimesSquare, TimesSquare reimburses the Investment Manager for the costs the Investment Manager bears in providing such services to the Funds.

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments each Fund has made in the JPMorgan Liquid Assets Money Market Fund, Capital Shares. For the year ended December 31, 2013, the management fee for Mid Cap was reduced by $6,018.

The Investment Manager has contractually agreed, through at least May 1, 2014, to waive management fees and/or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) to the following percentages of Small Cap and Mid Cap Funds’ average daily net assets:

	Small Cap	Mid Cap
Institutional Class	1.05%	1.19%
Premier Class	1.25%	1.39%

The Investment Manager has contractually agreed, through at least May 1, 2014, to waive management fees and/or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of International Small Cap to 1.05% of the Fund’s average daily net

37

Notes to Financial Statements (continued)

assets subject to later reimbursement by the Funds in certain circumstances.

Each Fund is obligated to repay the Investment Manager such amounts waived, paid, or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause that Fund’s total annual operating expenses after fee waiver and expense reimbursements in any such future year to exceed that Fund’s respective expense contractual expense limitation amount. For the year ended December 31, 2013, each Fund’s components of reimbursement available are detailed in the following chart:

	Small Cap	International Small Cap
Reimbursement Available - 12/31/12	$273,694	—
Additional Reimbursements	10,762	$137,774
Repayments	(157,894)	—
Expired Reimbursements	(10,675)	—

Reimbursement Available - 12/31/13	$115,887	$137,774

The aggregate annual retainer paid to each Independent Trustee of the Board is $105,000, plus $6,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts receives an additional payment of $25,000 per year. The Chairman of the Audit Committee receives an additional payment of $10,000 per year. The Trustees’ fees and expenses are allocated among all of the funds in the Trusts for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The “Trustees fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

Prior to January 1, 2013, the aggregate annual retainer paid to each Independent Trustee of the Board was $80,000, plus $5,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trust formerly received an additional payment of $20,000 per year. The Chairman of the Audit Committee formerly received an additional payment of $8,000 per year.

The Funds are distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. Subject to the compensation arrangement discussed below, generally MDI bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

For the Premier Class of each Fund, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses incurred (“shareholder servicing fees”). Shareholder servicing fees include payments to third parties such as a bank, broker-dealer, trust company or other financial intermediaries who provide shareholder recordkeeping, account servicing and other services. The Premier Class shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of the Class’s average daily net assets as shown in the table below. The impact on the annualized expense ratios for the year ended December 31, 2013, were as follows:

	Maximum Amount Allowed	Actual Amount Incurred
Small Cap
Premier Class	0.20%	0.13%
Mid Cap
Premier Class	0.20%	0.20%
International Small Cap
Premier Class	0.25%	0.00%

During the period, the Premier Class of the TimesSquare Small Cap Growth Fund and the Premier Class of the TimesSquare Mid Cap Growth Fund recorded a capital contribution by the Investment Manager of $20,828 and $41,984, respectively. The contributions represented payments in connection with the reallocation of certain shareholder servicing expenses for which each Fund had reimbursed the Investment Manager in prior periods, plus interest.

The Securities and Exchange Commission granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Managers Funds. Participation in this interfund lending program is voluntary for both borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the year ended December 31, 2013, the following Funds either borrowed from or lent to other Managers Funds: Small Cap lent varying amounts not exceeding $6,538,263 for seven days earning interest of $1,113 and Mid Cap lent $1,658,998 for one day earning interest of $25. The interest earned is included in the Statement of Operations as interest income. For the year ended December 31, 2013, International Small Cap neither borrowed from nor lent to other Managers Funds. At December 31, 2013, the Funds had no loans outstanding.

For the year ended December 31, 2013 the TimesSquare Mid Cap Growth Fund executed the following transactions at the closing price of the security and with no commissions under Rule 17a-7 procedures approved by the Board:

October 15, 2013 - sold 673,600 shares of National CineMedia, Inc. at $18.81 to TimesSquare Small Cap Growth Fund.

October 15, 2013 - sold 70,000 shares of National CineMedia, Inc. at $18.81 to Guidestone Capital Management Small Cap Fund.

38

Notes to Financial Statements (continued)

3. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term securities and U.S. Government obligations) for the year ended December 31, 2013, were as follows:

	Long-Term Securities
Fund	Purchases	Sales
Small Cap	$650,572,065	$606,364,603
Mid Cap	$1,313,186,791	$1,024,503,130
International Small Cap	$3,453,542	$1,085,120

The Funds had no purchases or sales of U.S. Government obligations during the year ended December 31, 2013.

4. Portfolio Securities Loaned

The Funds participate in a securities lending program offered by BNYM (the “Program”), providing for the lending of securities to qualified brokers. Securities lending income include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in a separate account managed by BNYM, who is authorized to exclusively enter into overnight government repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

5. Commitments and Contingencies

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

6. Master Netting Agreements

The Funds may enter into master netting agreements with their counterparties for the securities lending program, repurchase agreements and derivative instruments, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. The following tables are a summary of the Funds’ open securities lending, repurchase agreements and derivatives which are subject to a master netting agreement as of December 31, 2013:

		Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets			Financial Instruments	Cash Collateral Received	Net Amount
Small Cap
Securities lending	$47,928,083	—	$47,928,083	—	$47,928,083	$—
Repurchase agreements	48,929,035	—	48,929,035	$48,929,035	—	—

Total	$96,857,118	—	$96,857,118	$48,929,035	$47,928,083	$—

Mid Cap
Securities lending	$33,711,445	—	$33,711,445	—	$33,711,445	$—
Repurchase agreements	34,157,766	—	34,157,766	$34,157,766	—	—

Total	$67,869,211	—	$67,869,211	$34,157,766	$33,711,445	$—

7. Subsequent Events

On January 21, 2014, Affiliated Managers Group, Inc., a global asset management company, announced that the Funds’ Investment Manager and Administrator, Managers Investment Group LLC, will be rebranded as AMG Funds LLC. The rebranding is expected to become effective during the second quarter of 2014 once the appropriate regulatory filings have taken place.

Each Fund has determined that no other material events or transactions occurred through the issuance date of the Funds’ financial statements which require additional disclosure in or adjustment of the Funds’ financial statements.

39

Notes to Financial Statements (continued)

8. Tax Information (unaudited)

TimesSquare Small Cap Growth Fund, TimesSquare Mid Cap Growth Fund and TimesSquare International Small Cap Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2013 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

The percentage of Qualified Dividend Income (“QDI”) and Dividends Received Deduction (“DRD”) for distributions paid is as follows:

	Small Cap		Mid Cap		International Small Cap
	2013	2012	2013	2012	2013
Ordinary Income-QDI	—	—	—	—	100.00%
Ordinary Income-DRD	—	—	—	—	70.34%

Pursuant to section 852 of the Internal Revenue Code, TimesSquare Small Cap Growth Fund, TimesSquare Mid Cap Growth Fund and TimesSquare International Small Cap each hereby designates $75,815,189, $246,360,168 and $0, respectively, as a capital gain distribution with respect to the taxable year ended December 31, 2013, or if subsequently determined to be different, the net capital gains of such year.

9. TimesSquare International Small Cap Fund – Notice of Sources of Distribution

The following describes the amounts of the total distributions declared and paid during the 2013 calendar year from the following sources: net investment income, net realized capital gains and return of capital. All amounts are expressed on a per share basis.

Net Investment Income: $0.2111 per share, 43.2% of total distributions

Net Realized Short Term Capital Gains: $0.0945 per share, 19.4% of total distributions

Return of Capital: $0.1824 per share, 37.4% of total distributions

In the event a Fund distributes more than its earnings and profits, a return of capital may occur. It has been determined that a portion of the distributions declared and paid in 2013 for the TimesSquare International Small Cap Fund will be treated as return of capital.

The Fund or your financial intermediary will send you a Form 1099-DIV for the 2013 calendar year that will report the tax characterization of distributions for Federal Income Tax filing purposes.

40

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers AMG Funds and the Shareholders of TimesSquare Small Cap Growth Fund, TimesSquare Mid Cap Growth Fund and TimesSquare International Small Cap Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TimesSquare Small Cap Growth Fund, TimesSquare Mid Cap Growth Fund and TimesSquare International Small Cap Fund (the “Funds”) at December 31, 2013, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, transfer agent and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 28, 2014

41

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Bruce B. Bingham, 12/1/48 • Trustee since 2012 • Oversees 39 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987-Present).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 39 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee Emeritus of Bowdoin College (2013-present); Trustee of Bowdoin College (2002-2013); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (23 portfolios).

Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 39 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (23 portfolios).

Kurt A. Keilhacker, 10/5/63 • Trustee since 2013 • Oversees 39 Funds in Fund Complex	Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Trustee, Gordon College (2001-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Clapham Partners I, LLC (2013-Present).

Steven J. Paggioli, 4/3/50 • Trustee since 2004 • Oversees 39 Funds in Fund Complex	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Adminis- tration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (45 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (23 portfolios).

Richard F. Powers III, 2/2/46 • Trustee since 2013 • Oversees 39 Funds in Fund Complex	Adjunct Professor, Boston College (2011-Present); Director of Ameriprise Financial Inc. (2005-2009); President and CEO of Van Kampen Investments Inc. (1998-2003).

Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 39 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (23 portfolios).

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Victoria L. Sassine, 8/11/65 • Trustee since 2013 • Oversees 39 Funds in Fund Complex	Lecturer, Babson College (2007-Present)

Thomas R. Schneeweis, 5/10/47 • Trustee since 2004 • Oversees 39 Funds in Fund Complex	Professor Emeritus, University of Massachusetts (2013 - Present); Partner, S Capital Management, LLC (2007-Present); President, TRS Associates (1982-Present); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013); Partner, White Bear Partners, LLC (2007-2010); Partner, Northampton Capital Management, LLC (2004-2010); Trustee of Aston Funds (23 portfolios).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Christine C. Carsman, 4/2/52 • Trustee since 2011 • Oversees 39 Funds in Fund Complex	Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004)

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Keitha L. Kinne, 5/16/58 • President since 2012 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); President, Managers Distributors, Inc. (2012-Present); Chief Operating Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

Lewis Collins, 2/22/66 • Secretary since 2011 • Chief Legal Officer since 2011	Senior Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2010-Present); Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2006-2010); Senior Counsel, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002).

Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 1999	Senior Vice President, Managers Investment Group LLC (2005-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Chief Financial Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-2012); Vice President, The Managers Funds LLC, (1994-2004).

42

Trustees and Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
John J. Ferencz, 3/9/62 • Chief Compliance Officer since 2010	Vice President, Legal and Compliance, Managers Investment Group LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).

Michael S. Ponder, 9/12/73 • Assistant Secretary since 2011	Senior Vice President and Counsel, Managers Investment Group LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009); Associate, Willkie Farr & Gallagher LLP (2006-2007).

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Matthew B. Wallace, 11/24/80 • Anti-Money Laundering Compliance Officer since 2012	Assistant Vice President, Legal and Compliance, Managers Investment Group LLC (2014-Present); Senior Associate, Legal and Compliance, Managers Investment Group LLC (2012-2013); Associate, Legal and Compliance, Managers Investment Group LLC (2010-2012); Compliance Specialist, Calamos Advisors LLC (2007-2010).

43

PROXY RESULTS

A special meeting of shareholders of Managers AMG Funds was held on July 2, 2013. With respect to the proposals to amend certain “fundamental” investment restrictions of the Funds, the meeting was adjourned to August 20, 2013 for TimesSquare Mid Cap Fund and TimesSquare International Fund; August 20, 2013, September 27, 2013, with respect to Subproposals 2A -2G for TimesSquare Small Cap Fund; and August 20, 2013, September 27, 2013, October 22, 2013, October 30, 2013, and November 22, 2013 with respect to Subproposal 2H for TimesSquare Small Cap Fund. The proposals and results of the votes are summarized below.

Managers AMG Funds

	All Funds in Trust
	For	Withheld
Election of Directors	(in $NAV, rounded to the nearest dollar)
Bruce Bingham	$9,768,009,169	$144,461,619
William E. Chapman, II	9,758,664,304	153,806,485
Edward J. Kaier	9,763,510,014	148,960,774
Steven J. Paggioli	9,765,296,288	147,174,501
Erik Rakowski	9,758,121,834	154,348,954
Thomas R. Schneeweis	9,759,655,066	152,815,722
Christine C. Carsman	9,762,644,429	149,826,359
Kurt Keilhacker	9,759,570,864	152,899,925
Richard F. Powers III	9,750,316,455	162,154,333
Victoria Sassine	9,749,378,146	163,092,642

	TimesSquare Small Cap Fund
	For	Against	Abstain	Broker Non- Votes
	(in $NAV, rounded to the nearest dollar)
To amend “fundamental” restrictions of the Funds with respect to:
Issuance of Senior Securities	$370,544,785	$121,693,837	$36,870,147	$13,028,261
Borrowing	370,507,141	121,755,985	36,845,642	13,028,261
Lending	370,497,615	121,780,259	36,830,895	13,028,261
The Underwriting of Securities	370,501,766	121,741,230	36,865,773	13,028,261
Purchasing and Selling Commodities	370,578,352	121,661,572	36,868,845	13,028,261
Purchasing and Selling Real Estate	370,504,042	121,738,841	36,865,886	13,028,261
Diversification of Investments	370,535,541	121,665,291	36,907,937	13,028,261
Concentrating Investments in a Particular Industry	442,504,516	172,863,387	30,463,725	13,028,261

44

PROXY RESULTS (continued)

	TimesSquare Mid Cap Growth Fund
	For	Against	Abstain	Broker Non- Votes
	(in $NAV, rounded to the nearest dollar)
To amend “fundamental” restrictions of the Funds with respect to:
Issuance of Senior Securities	$936,148,229	$2,956,612	$5,242,821	$98,020,264
Borrowing	935,958,232	3,149,520	5,239,909	98,020,264
Lending	936,111,983	2,945,593	5,290,075	98,020,264
The Underwriting of Securities	936,181,367	2,920,200	5,246,095	98,020,264
Purchasing and Selling Commodities	936,233,469	2,867,678	5,246,515	98,020,264
Purchasing and Selling Real Estate	936,223,806	2,869,018	5,254,838	98,020,264
Diversification of Investments	936,463,766	2,741,877	5,142,018	98,020,264
Concentrating Investments in a Particular Industry	936,023,848	2,995,084	5,328,730	98,020,264

	TimeSquare International Small Cap Fund
	For	Against	Abstain	Broker Non- Votes
	(in $NAV, rounded to the nearest dollar)
To amend “fundamental” restrictions of the Funds with respect to:
Issuance of Senior Securities	$1,627,131	$—	$—	$—
Borrowing	1,627,131	—	—	—
Lending	1,627,131	—	—	—
The Underwriting of Securities	1,627,131	—	—	—
Purchasing and Selling Commodities	1,627,131	—	—	—
Purchasing and Selling Real Estate	1,627,131	—	—	—
Diversification of Investments	1,627,131	—	—	—
Concentrating Investments in a Particular Industry	1,627,131	—	—	—

	TimesSquare Small Cap Fund
	For	Against	Abstain	Broker Non- Votes
	(in $NAV, rounded to the nearest dollar)
To amend and restate the Agreement and Declaration of the Trust relating to:
Declaration of Trust Amendment Procedures	$296,182,829	$518,940	$36,459,050	$14,896,323
Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes	272,468,178	24,220,761	36,471,881	14,896,323
Other Changes	272,472,903	24,283,539	36,404,378	14,896,323

45

PROXY RESULTS (continued)

	TimesSquare Mid Cap Growth Fund
	For	Against	Abstain	Broker Non-Votes
	(in $NAV, rounded to the nearest dollar)
To amend and restate the Agreement and Declaration of the Trust relating to:
Declaration of Trust Amendment Procedures	$599,674,448	$12,914,632	$1,283,992	$17,365,199
Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes	591,862,697	20,757,068	1,253,307	17,365,199
Other Changes	591,635,641	21,067,498	1,169,933	17,365,199

	TimesSquare International Small Cap Fund
	For	Against	Abstain	Broker Non-Votes
	(in $NAV, rounded to the nearest dollar)
To amend and restate the Agreement and Declaration of the Trust relating to:
Declaration of Trust Amendment Procedures	$521,698	$—	$—	$—
Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes	531,698	—	—	—
Other Changes	521,698	—	—	—

	All Funds in Trust
	For	Against	Abstain	Broker Non-Votes
	(in $NAV, rounded to the nearest dollar)
To amend and restate the Agreement and Declaration of the Trust relating to:
Declaration of Trust Amendment Procedures	$5,735,361,878	$149,417,450	$190,511,439	$3,837,180,021
Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes	5,360,516,529	516,204,501	198,569,737	3,837,180,021
Other Changes	5,347,192,692	524,275,244	203,822,831	3,837,180,021

46

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Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

Subadvisor

TimesSquare Capital Management, LLC

1177 Avenue of the Americas

39th Floor

New York, NY 10036

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Managers

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

MANAGERS FUNDS

EQUITY FUNDS	BALANCED FUNDS

BRANDYWINE

BRANDYWINE BLUE

BRANDYWINE ADVISORS MIDCAP GROWTH

Friess Associates, LLC

CADENCE CAPITAL APPRECIATION

CADENCE MID-CAP

CADENCE EMERGING COMPANIES

Cadence Capital Management, LLC

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

FRONTIER SMALL CAP GROWTH

Frontier Capital Management Company, LLC

GW&K SMALL CAP EQUITY

Gannett Welsh & Kotler, LLC

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

REAL ESTATE SECURITIES

CenterSquare Investment Management, Inc.

RENAISSANCE LARGE CAP GROWTH

Renaissance Group LLC

SKYLINE SPECIAL EQUITIES PORTFOLIO

Skyline Asset Management, L.P.

SPECIAL EQUITY

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

TIMESSQUARE INTERNATIONAL

SMALL CAP FUND

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TSCM GROWTH EQUITY

TimesSquare Capital Management, LLC

TRILOGY GLOBAL EQUITY

TRILOGY EMERGING MARKETS EQUITY

TRILOGY INTERNATIONAL SMALL CAP

Trilogy Global Advisors, L.P.

YACKTMAN FUND

YACKTMAN FOCUSED FUND

Yacktman Asset Management LP

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

FQ GLOBAL ESSENTIALS

First Quadrant, L.P.

INCOME FUNDS

BOND (MANAGERS)

GLOBAL INCOME OPPORTUNITY

Loomis, Sayles & Co., L.P.

BOND (MANAGERS PIMCO)

Pacific Investment Management Co. LLC

GW&K FIXED INCOME FUND

GW&K MUNICIPAL BOND

GW&K MUNICIPAL ENHANCED YIELD

Gannett Welsh & Kotler, LLC

HIGH YIELD

J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Amundi Smith Breeden LLC

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

Current net asset values per share for each Fund are available on the Funds’ Web site at www.managersinvest.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www. sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

Annual Report

Managers AMG

December 31, 2013

Skyline Special Equities Portfolio: SKSEX

Managers
INVESTMENT GROUP

AR018-1213

Skyline Special Equities Portfolio

Annual Report — December 31, 2013

TABLE OF CONTENTS	Page

LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOT, AND SCHEDULE OF PORTFOLIO INVESTMENTS	4

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS	10

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	11
Balance sheet, net asset value (NAV) per share computation and cumulative undistributed amounts

Statement of Operations	12
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the year

Statements of Changes in Net Assets	13
Detail of changes in assets for the past two years

FINANCIAL HIGHLIGHTS	14
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	15
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	20

TRUSTEES AND OFFICERS	21

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

Thank you for your investment in The Managers Funds. Our foremost goal at Managers Investment Group (“MIG”) is to provide investment products and solutions that help our shareholders and clients successfully reach their investment goals and objectives. We do this by offering a broad selection of Funds managed by a collection of Affiliated Managers Group’s (“AMG”) Affiliate investment boutiques, along with a complementary series of open-architecture mutual funds.

The past year has been an exciting one for us at MIG. We were pleased to welcome the Brandywine Funds into the Managers Fund Family several months ago. We are excited to begin this new chapter in the 27-year history of the Brandywine Funds, while maintaining shareholders’ access to the same investment process that has guided the Brandywine Funds since their inception using the research-driven investment approach of Friess Associates.

We announced effective November 1, 2013, that the GW&K Small Cap Equity Fund would be closed to new investors with certain limited exceptions. The team at GW&K manages a total of $2.5 billion (as of December 31, 2013) in small-capitalization equities and closing the Fund to new investors allows the team to continue to execute on the investment process that has been effective for more than a decade. We also announced effective December 31, 2013, that Yacktman Fund and Yacktman Focused Fund will be closed to new investors with certain limited exceptions. The team at Yacktman Asset Management manages over $30 billion in U.S. equities and closing these Funds to new investors allows the team to continue to execute on the investment process that has been effective for more than two decades. We will continue to make decisions such as these that we believe are in the best interest of our shareholders.

Risky assets did well in 2013, with U.S. equity markets surpassing all-time highs. Ongoing global monetary easing, a low-yield environment, and healthy U.S. economic growth are supporting investor appetite for risk assets. Despite improving investor sentiment, risks remain, including uncertainty surrounding the Fed’s eventual exit from its ultra-accommodative monetary policy, ongoing fiscal headwinds in the U.S. and slower growth in Emerging Markets. Nevertheless, we are cautiously optimistic about the prospects for the upcoming year and we are confident that our Funds are well positioned to weather an uncertain economic environment.

We thank you for your continued confidence and investment in The Managers Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Keitha Kinne
President
The Managers Funds

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2013	Expense Ratio for the Period	Beginning Account Value 07/01/13	Ending Account Value 12/31/13	Expenses Paid During the Period*
Skyline Special Equities Portfolio
Based on Actual Fund Return	1.32%	$1,000	$1,263	$7.53
Hypothetical (5% return before expenses)	1.32%	$1,000	$1,019	$6.72

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) then divided by 365.

3

Skyline Special Equities Portfolio

Portfolio Manager’s Comments

The Skyline Special Equities Portfolio for the year returned 51.59%, compared to the full-year return of 34.52% for the Russell 2000® Value Index.

Market Review

Stocks rose in the fourth quarter, as indicated by the Russell 2000® Index’s 8.7% return, the Russell 2000® Value Index’s 9.3% return, and the S&P 500 Index’s 10.5% return. For all of 2013, the Russell 2000® Index rose 38.8%, the Russell 2000® Value Index returned 34.5%, and the S&P 500 Index increased 32.4%. The 2013 returns generated by the small cap indexes were the highest since 2003, while the S&P 500 Index’s gain was its highest since 1997.

Various estimates point to growth in corporate earnings in the high single-digit range during 2013, providing a positive backdrop for equity prices. However, a greater driver of equity prices during the year was P/E multiple expansion. The Russell 2000® Index began the year trading at 19.2x trailing 12 month earnings per share, and ended the year trading at 24.2x. Many factors influence changes in P/E multiples, but two that likely had an influence in 2013 were a narrowing of the valuations between bonds and equities and an improving outlook for the U.S. economy. (The composition of the Index changes annually during the mid-year reconstitution, so although the P/E multiple has clearly widened, the precise amount of expansion is more difficult to calculate.)

Entering 2013, the S&P 500 Index generated an 8.6% cumulative return for the trailing five years, the Russell 2000® Index returned 19.1% and long-term treasury bonds returned 59.78%. The extended rally in long-term Treasury bonds resulted in the yield on the U.S. 10-Year Treasury Bond falling to 1.76% at the beginning of 2013. At that point the earnings yield on the S&P 500 Index were 6.0% and on the Russell 2000® Index 5.2%, which suggested that investors could potentially generate higher returns investing in equities than holding Treasury bonds.

The biggest risk to investing in equities at the beginning of the year was that the profits on which the earnings yield was based would fall far enough to eliminate the yield advantage equities had over bonds. However, earnings continued to grow and evidence that the U.S. economy was strengthening provided investors with the confidence that earnings growth was sustainable beyond the current year. Single-family housing starts were up 20% for the first 11 months of 2013 vs. the year ago period. U.S. auto sales in November climbed to their highest annual rate in more than six years. Federal Reserve officials’ latest forecasts call for GDP growth in 2014 between 2.8% and 3.2%, the fastest pace of growth since 2005.

Meanwhile, that same evidence of economic strengthening increased the likelihood that the Federal Reserve would become less aggressive in its program to hold down interest rates. This created concern among investors that prices, which move inversely to yields, on their fixed-income investments would fall. As a result, the equity markets generated strong gains and the Barclay’s U.S. Aggregate Bond Index, which measures the broader debt market, declined 2.02% for the year, which was its worst annual loss since 1994. The yield on the U.S. 10-Year Treasury Bond rose to 3.03% by the end of the year and the earnings yields on the S&P 500 Index and Russell 2000® Index fell to 5.0% and 4.1%, respectively.

Within the small cap value sector of the market, every sector but telecommunication services rose in the fourth quarter. In general, more economically sensitive sectors, including consumer discretionary, industrials, and materials, performed well during the fourth quarter in response to the improving housing and manufacturing outlooks. Health care stocks also performed well due in part to strong returns by biotechs and increased M&A activity. More defensive sectors like utilities and consumer staples lagged during the fourth quarter.

For all of 2013, every sector generated positive returns. Economically sensitive sectors and health care stocks again led the way. Commodity-oriented sectors like energy and materials underperformed during the year, reflecting weakness in commodity prices. The rise in interest rates mid-year contributed to the weak relative performance of financials, especially REITs, and utilities in 2013.

Portfolio Review

The Fund generated a 12.6% return for the fourth quarter, compared to an 8.7% return for the Russell 2000® Index and a 9.3% return for the Russell 2000® Value Index. For all of 2013, the Fund generated a 51.6% return, compared to a 38.8% return for the Russell 2000® Index and a 34.5% return for the Russell 2000® Value Index. The 51.6% annual return is the second best in the over 26 years of the Skyline Special Equities Portfolio, falling just short of 2009’s 52.8% return. Positive earnings growth and significant P/E multiple expansion from many of the Fund’s holdings drove the strong absolute returns during the fourth quarter and full year.

Although driven primarily by strong stock selection, the Fund’s relative performance also benefitted from positive sector allocation. During the fourth quarter, a large overweighting in the strong performing industrials and significant underweighting in the lagging utilities and consumer staples sectors helped relative performance. For all of 2013, the Fund benefited from overweights in the strong performing industrials, consumer discretionary, and information technology sectors, and underweights in the poorer performing financials, especially REITs, and utilities sectors.

The industrials sector contributed most to the Fund’s return on an absolute basis and relative to the benchmark during the fourth quarter. Four stocks within the sector were among the top ten contributors to the Fund during the quarter. Although all four are categorized as industrials stocks, they serve a variety of end markets, highlighting the diversity of the holdings within this sector of the Fund. Spirit AeroSystems Holdings Inc., a supplier of aircraft fuselage, propulsion and wing systems for commercial and military aircraft, is tied closely to the commercial aircraft cycle. Results at Quality Distribution Inc., a transporter of bulk chemicals, are driven by chemical and oil production. Luxfer Holdings PLC, a producer of magnesium alloys and aluminum cylinders, has significant exposure to the European economy. CBIZ, Inc. provides its outsourced professional business services to small business owners. The end markets these companies serve currently range from quite weak to healthy. However, each has strong company-specific factors driving earnings growth and they were among the most attractively valued Fund holdings on a trailing earnings basis entering the quarter.

4

Skyline Special Equities Portfolio

Portfolio Manager’s Comments (continued)

Energy was the only sector that generated a negative return for the Fund during the quarter and it detracted most from the Fund’s performance relative to the benchmark. EPL Oil & Gas, Inc., an oil and gas exploration and production company, declined as short-term production disruptions led to lower than expected third quarter earnings. Additional detractors during the fourth quarter within the information technology sector included Fairchild Semiconductor International Inc., Sanmina Corporation, and Plantronics, Inc.

Stock selection was excellent across the entire Fund in 2013. Every sector except consumer staples, which made up less than 1% of the Fund, benefitted from positive stock selection. The industrials sector contributed most to the Fund’s absolute and relative returns for all of 2013. Interestingly, the four industrials sector stocks that were among the top ten contributors to the Fund’s performance for the year were different from those that made the list for the fourth quarter and again highlight the diversity of this sector of the Fund. They include ManpowerGroup Inc., a provider of temporary employment services, Swift Transportation Co., Inc., a truckload carrier, G&K Services, Inc., a uniform rental company, and Huron Consulting Group Inc., a provider of corporate, legal, and healthcare consulting services.

Consumer staples was the only sector to detract from the Fund’s absolute and relative performance during 2013. Central Garden & Pet Company (CENT), a producer of pet and lawn and garden supplies, declined due to disappointing earnings results. Due to our loss of confidence in management’s ability to improve operations, we sold our position in CENT.

Although overall stock selection within the health care, energy and information technology sectors contributed positively to 2013 relative returns, there were a few detractors including Symmetry Medical Inc., Ultra Petroleum Corp., and Fairchild Semiconductor International Inc.

Outlook

As mentioned in the market review, equity valuations have risen significantly in the past year, particularly in comparison to fixed-income yields. We believe further P/E multiple expansion is less likely and there isn’t much downside protection if companies report disappointing news. Therefore, strong earnings growth is the key to stock price appreciation going forward.

We believe the Fund is well positioned in this environment. Although earnings have grown significantly over the last several years, that earnings growth has come without much improvement in end demand. Recent signs indicate that many parts of the U.S. economy are in better shape than they have been in years. We believe an acceleration in the economy would be very beneficial to company earnings as higher revenues are leveraged over lean cost structures. Even absent a pickup in GDP, we believe many of the holdings in the Fund continue to have the opportunity to increase earnings through company specific actions.

This commentary reflects the viewpoints of Skyline Asset

Management, L.P., as of December 31, 2013 and is not intended as a forecast or guarantee of future results.

5

Skyline Special Equities Portfolio

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance

The Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This chart compares a hypothetical $10,000 investment made in the Fund on December 31, 2003 to a $10,000 investment made in the Russell 2000® Value Index and the Russell 2000® Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the Skyline Special Equities Portfolio, the Russell 2000® Value Index and the Russell 2000® Index for the same time periods ended December 31, 2013.

	Average Annual Total Returns[1]
	One Year	Five Years	Ten Years
Skyline Special Equities Portfolio [2,3]	51.59%	27.83%	10.94%[4]
Russell 2000® Value Index[5]	34.52%	17.64%	8.61%
Russell 2000® Index[6]	38.82%	20.08%	9.07%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com. Current net asset values per share for the Fund are available on the Fund’s Web site at www.managersinvest.com.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit our Web site at www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2013. All returns are in U.S. dollars($).

[2]	From time to time, the Fund’s advisor has waived it’s fees and/or absorbed Fund expenses, which has resulted in higer returns.
[3]

The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[4]

Effective after the close of business on December 31, 2007, the Fund was reorganized into the Skyline Special Equities Portfolio, a series of Managers AMG Funds. The returns shown include the performance of the predecessor Fund.

[5]

The Russell 2000® Value Index is an unmanaged, market value weighted, value oriented index comprised of small stocks that have relatively low price to book ratios and lower forecasted growth values. Unlike the Fund, the Russell 2000® Value Index is unmanaged, is not available for investment, and does not incur expenses.

[6]

The Russell 2000® Index is composed of the 2,000 smallest stocks in the Russell 3000® Index of the 3,000 largest U.S. companies as measured by market capitalization, and is widely regarded in the industry as the premier measure of small-cap stock performance. Unlike the Fund, the Russell 2000® Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell 2000® Index and Russell 2000® Value Index are registered trademarks of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

6

Skyline Special Equities Portfolio

Fund Snapshots

December 31, 2013

Portfolio Breakdown (unaudited)

Sector	Skyline Special Equities Portfolio**	Russell 2000® Value Index	Russell 2000® Index
Industrials	25.2%	13.6%	14.5%
Financials	17.9%	39.2%	22.8%
Consumer Discretionary	17.4%	10.6%	13.7%
Information Technology	16.2%	10.6%	17.8%
Health Care	6.1%	4.7%	13.2%
Energy	5.1%	7.2%	5.5%
Materials	4.9%	4.7%	4.9%
Consumer Staples	0.0%	2.7%	3.8%
Telecommunication Services	0.0%	0.6%	0.8%
Utilities	0.0%	6.1%	3.0%
Other Assets and Liabilities	7.2%	0.0%	0.0%

** As a percentage of net assets

Top Ten Holdings (unaudited)

Security Name	%of Net Assets
MDC Partners, Inc., Class A*	2.3%
BancorpSouth, Inc.*	2.1
Teleflex, Inc.*	2.0
CBIZ, Inc.	2.0
Korn/Ferry International	1.9
Spirit Aerosystems Holdings, Inc., Class A	1.8
Manpowergroup, Inc.	1.8
Brunswick Corp.	1.8
McGrath RentCorp*	1.7
Symetra Financial Corp.*	1.7

Top Ten as a Group	19.1%

*	Top Ten Holding at June 30, 2013

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

7

Skyline Special Equities Portfolio

Schedule of Portfolio Investments

December 31, 2013

	Shares	Value
Common Stocks - 92.8%
Consumer Discretionary - 17.4%
Arctic Cat, Inc.	281,700	$16,051,266
Asbury Automotive Group, Inc.*	163,557	8,789,553
Ascena Retail Group, Inc.*	671,800	14,215,288
Brunswick Corp.	375,900	17,313,954
Chico’s FAS, Inc.	706,600	13,312,344
Drew Industries, Inc.	75,750	3,878,400
Gildan Activewear, Inc.	255,700	13,631,367
Harman International Industries, Inc.	114,900	9,404,565
Hillenbrand, Inc.	475,000	13,974,500
La-Z-Boy, Inc.	439,900	13,636,900
MDC Partners, Inc., Class A	860,293	21,946,062
Signet Jewelers, Ltd.	163,600	12,875,320
Winnebago Industries, Inc.*	355,000	9,744,750
Total Consumer Discretionary		168,774,269
Energy - 5.1%
Bristow Group, Inc.	177,300	13,308,138
EPL Oil & Gas, Inc.*	355,000	10,117,500
Key Energy Services, Inc.*	992,000	7,836,800
TETRA Technologies, Inc.*	804,000	9,937,440
Ultra Petroleum Corp.*,[1]	396,800	8,590,720
Total Energy		49,790,598
Financials - 17.9%
BancorpSouth, Inc.	790,100	20,084,342
BBCN Bancorp, Inc.	567,300	9,411,507
Berkshire Hills Bancorp, Inc.	230,612	6,288,789
Brookline Bancorp, Inc.	1,103,300	10,558,581
Evercore Partners, Inc., Class A	191,400	11,441,892
First Busey Corp.	281,880	1,634,904
First Midwest Bancorp, Inc.	807,500	14,155,475
Greenhill & Co., Inc.	184,500	10,689,930
The Hanover Insurance Group, Inc.	257,600	15,381,296
Park Sterling Corp.	1,673,500	11,948,790
Reinsurance Group of America, Inc.	180,947	14,007,107
Sterling Bancorp	295,800	3,954,846
Sterling Financial Corp.	462,900	15,775,632
Symetra Financial Corp.	870,100	16,497,096
Validus Holdings, Ltd.	285,400	11,498,766
Total Financials		173,328,953
Health Care - 6.1%
Cambrex Corp.*	739,800	13,190,634
Cross Country Healthcare, Inc.*	1,516,864	15,138,303
Symmetry Medical, Inc.*	1,048,985	10,573,769

	Shares	Value
Teleflex, Inc.	210,150	$19,724,679
Total Health Care		58,627,385
Industrials - 25.2%
CBIZ, Inc.*	2,119,275	19,327,788
Columbus McKinnon Corp.*	523,750	14,214,575
EnPro Industries, Inc.*	142,700	8,226,655
G&K Services, Inc., Class A	135,000	8,401,050
General Cable Corp.	356,421	10,482,342
Huron Consulting Group, Inc.*	127,100	7,971,712
ICF International, Inc.*	54,700	1,898,637
Korn/Ferry International*	692,600	18,090,712
Luxfer Holdings PLC, ADR	627,000	13,079,220
Manpowergroup, Inc.	201,900	17,335,134
McGrath RentCorp	431,800	17,185,640
Quality Distribution, Inc.*	1,262,700	16,200,441
Rush Enterprises, Inc., Class A*	268,000	7,946,200
Spirit Aerosystems Holdings, Inc., Class A*	522,100	17,793,168
Steelcase, Inc., Class A	866,700	13,745,862
Stock Building Supply Holdings, Inc.*	532,500	9,702,150
Swift Transportation Co.*,1	351,500	7,806,815
Trimas Corp.*	386,300	15,409,507
Triumph Group, Inc.	163,300	12,422,231
United Rentals, Inc.*	83,400	6,501,030
Total Industrials		243,740,869
Information Technology - 16.2%
Actuate Corp.*	1,096,400	8,453,244
Anixter International, Inc.	118,300	10,628,072
Benchmark Electronics, Inc.*	554,589	12,799,914
Fairchild Semiconductor International, Inc.*	692,800	9,248,880
Integrated Silicon Solution, Inc.*	768,900	9,296,001
International Rectifier Corp.*	328,900	8,574,423
NeuStar, Inc., Class A*	194,900	9,717,714
Perficient, Inc.*	654,300	15,323,706
Plantronics, Inc.	328,400	15,254,180
Rudolph Technologies, Inc.*	737,900	8,662,946
Sanmina Corp.*	911,900	15,228,730
Virtusa Corp.*	272,601	10,383,372
WNS Holdings, Ltd., ADR*	438,500	9,607,535
Zebra Technologies Corp., Class A*	261,000	14,114,880
Total Information Technology		157,293,597
Materials - 4.9%
Avery Dennison Corp.	313,300	15,724,527
Headwaters, Inc.*	1,600,100	15,664,979

The accompanying notes are an integral part of these financial statements.

8

Skyline Special Equities Portfolio

Schedule of Portfolio Investments (continued)

	Shares	Value
Materials - 4.9% (continued)
Koppers Holdings, Inc.	358,500	$16,401,375
Total Materials		47,790,881
Total Common Stocks (cost $708,257,712)		899,346,552
	Principal Amount
Short-Term Investments - 9.4%
Repurchase Agreements - 1.2%[2]
Cantor Fitzgerald Securities, dated 12/31/13, due 01/02/14, 0.010%, total to be received $2,610,099 (collateralized by various U.S. Government Agency Obligations, 0.000% - 10.500%, 01/15/14 - 05/01/51, totaling $2,662,300)	$2,610,098	2,610,098
Citigroup Global Markets, Inc., dated 12/31/13, due 01/02/14, 0.020%, total to be received $2,610,101 (collateralized by various U.S. Government Agency Obligations, 2.080% - 11.000%, 12/15/15 - 08/15/53, totaling $2,662,300)	2,610,098	2,610,098
Deutsche Bank Securities, Inc., dated 12/31/13, due 01/02/14, 0.030%, total to be received $2,610,102 (collateralized by various U.S. Government Agency Obligations, 0.000% - 8.000%, 01/24/14 - 02/01/47, totaling $2,662,301)	2,610,098	2,610,098
Merrill Lynch, Pierce, Fenner & Smith, Inc., dated 12/31/13, due 01/02/14, 0.010%, total to be received $2,610,099 (collateralized by various U.S. Government Agency Obligations, 1.364% - 7.000%, 06/01/17 - 09/01/44, totaling $2,662,300)	2,610,098	2,610,098
RBC Capital Markets LLC, dated 12/31/13, due 01/02/14, 0.001%, total to be received $549,487 (collateralized by various U.S. Government Agency Obligations, 0.000% - 2.500%, 01/23/14 - 08/15/23, totaling $560,477)	549,487	549,487
Total Repurchase Agreements		10,989,879

	Shares	Value
Other Investment Companies - 8.2%[3]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.060%	79,762,166	$79,762,166
Total Short-Term Investments (cost $90,752,045)		90,752,045
Total Investments - 102.2% (cost $799,009,757)		990,098,597
Other Assets, less Liabilities - (2.2)%		(20,860,731)
Net Assets - 100.0%		$969,237,866

The accompanying notes are an integral part of these financial statements.

9

Notes to Schedule of Portfolio Investments

The following footnotes and abbreviations should be read in conjuction with the Schedule of Portfolio Investments previously presented in this report.

Based on the approximate cost of investments of $800,238,895 for Federal income tax purposes at December 31, 2013, the aggregate gross unrealized appreciation and/or depreciation were $190,344,284 and $484,582, respectively, resulting in net unrealized appreciation of investments of $189,859,702.

*	Non-income producing security.
[1]	Some or all of these shares, amounting to a market value of $10,711,578, or 1.1% of net assets, were out on loan to various brokers.
[2]	Collateral received from brokers for securities lending was invested in these short-term investments.
[3]	Yield shown represents the December 31, 2013, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The following table summarizes the inputs used to value the Fund’s net assets by the fair value hierarchy levels as of December 31, 2013: (See Note 1(a) in the Notes to Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Skyline Special Equities Portfolio
Investments in Securities
Common Stocks†	$899,346,552	—	—	$899,346,552
Short-Term Investments
Repurchase Agreements	—	$10,989,879	—	10,989,879
Other Investment Companies	79,762,166	—	—	79,762,166

Total Investments in Securities	$979,108,718	$10,989,879	—	$990,098,597

†	All common stocks held in the Fund are level 1 securities. For a detailed breakout of the common stocks by major industry classification, please refer to the Schedule of Portfolio Investments.

As of December 31, 2013, the Fund had no transfers between levels from the beginning of the reporting period.

Investment Definitions and Abbreviations:

ADR: ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank. The value of the ADR securities is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADRs are initiated by the underlying foreign company.

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investments at value* (including securities on loan valued at $10,711,578)	$990,098,597
Receivable for Fund shares sold	16,114,352
Receivable for investments sold	1,069,093
Dividends, interest and other receivables	1,022,598
Receivable from affiliate	144,439
Prepaid expenses	51,132
Total assets	1,008,500,211
Liabilities:
Payable for investments purchased	25,877,224
Payable upon return of securities loaned	10,989,879
Payable for Fund shares repurchased	1,230,410
Accrued expenses:
Investment advisory and management fees	669,601
Administrative fees	186,000
Shareholder servicing fees	186,000
Trustee fees and expenses	234
Other	122,997
Total liabilities	39,262,345

Net Assets	$969,237,866

Net Assets Represent:
Paid-in capital	$773,197,952
Accumulated net realized gain from investments	4,951,074
Net unrealized appreciation of investments	191,088,840
Net Assets	$969,237,866
Shares outstanding	24,383,100
Net asset value, offering and redemption price per share	$39.75
* Investments at cost	$799,009,757

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the year ended December 31, 2013

Investment Income:
Dividend income	$5,253,865 [1]
Securities lending income	23,446
Interest income	181
Foreign withholding tax	(65,524)
Total investment income	5,211,968
Expenses:
Investment advisory and management fees	4,065,585
Administrative fees	1,129,329
Shareholder servicing fees	1,129,329
Extraordinary expense	55,721
Transfer agent	52,735
Custodian	42,930
Registration fees	41,005
Professional fees	35,169
Reports to shareholders	25,490
Trustees fees and expenses	16,607
Miscellaneous	69,385
Total expenses before offsets	6,663,285
Expense reimbursements	(644,617)
Net expenses	6,018,668

Net investment loss	(806,700)
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	30,110,919
Net change in unrealized appreciation (depreciation) of investments	157,192,276
Net realized and unrealized gain	187,303,195

Net increase in net assets resulting from operations	$186,496,495

[1]	Includes non-recurring dividends of $916,330.

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

For the year ended December 31,

	2013	2012
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$(806,700)	$190,604
Net realized gain on investments	30,110,919	25,595,730
Net change in unrealized appreciation (depreciation) of investments	157,192,276	9,079,988
Net increase in net assets resulting from operations	186,496,495	34,866,322
Distributions to Shareholders:
From net investment income	(175,142)	—
From net realized gain on investments	(89,937)	—
Total distributions to shareholders	(265,079)	—
Capital Share Transactions:
Proceeds from sale of shares	636,298,280	19,500,627
Reinvestment of dividends and distributions	263,023	—
Cost of shares repurchased	(60,879,055)	(35,159,943)
Net increase (decrease) from capital share transactions	575,682,248	(15,659,316)

Total increase in net assets	761,913,664	19,207,006
Net Assets:
Beginning of year	207,324,202	188,117,196
End of year	$969,237,866	$207,324,202
End of year undistributed net investment income	—	$130,215

Share Transactions:
Sale of shares	18,250,594	812,407
Reinvested shares from dividends and distributions	6,610	—
Shares repurchased	(1,776,898)	(1,468,780)
Net increase (decrease) in shares	16,480,306	(656,373)

The accompanying notes are an integral part of these financial statements.

13

Skyline Special Equities Portfolio

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$26.23	$21.98	$22.45	$17.80	$11.65
Income from Investment Operations:
Net investment income (loss)[1]	(0.06)[8]	0.024	(0.08)	(0.09)	(0.06)
Net realized and unrealized gain (loss) on investments[1]	13.59	4.23	(0.39)	4.74	6.21
Total from investment operations	13.53	4.25	(0.47)	4.65	6.15
Distributions to Shareholders from:
Net investment income	(0.01)	—	—	—	—
Net realized gain on investments	(0.00)#	—	—	—	—
Total distributions to shareholders	(0.01)	—	—	—	—
Net Asset Value, End of Year	$39.75	$26.23	$21.98	$22.45	$17.80
Total Return[2]	51.59%	19.34%	(2.09)%[5]	26.12%[5]	52.79%
Ratio of net expenses to average net assets (with offsets/reductions)	1.33%[6]	1.32%[7]	1.32%	1.32%	1.32%
Ratio of expenses to average net assets (with offsets)	1.33%[6]	1.32%[7]	1.32%	1.32%	1.32%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.47%[6]	1.49%[7]	1.51%	1.52%	1.53%
Ratio of net investment income (loss) to average net assets[2]	(0.18)%[6]	0.10%[7]	(0.35)%	(0.50)%	(0.47)%
Portfolio turnover	39%	47%	45%	48%	61%
Net assets at end of year (000’s omitted)	$969,238	$207,324	$188,117	$224,903	$252,807

Notes to Financial Highlights

The following footnotes should be read in conjunction with the Financial Highlights of the Fund previously presented in this report.

#	Rounds to less than $(0.01) per share or (0.01)%.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses.

[4]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.05).
[5]	The total return is based on the Financial Statement Net Asset Values as shown.
[6]	Includes non-routine extraordinary expenses amounting to 0.012% of average net assets.
[7]	Includes non-routine extraordinary expenses amounting to 0.004% of average net assets.
[8]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.13).

14

Notes to Financial Statements

December 31, 201

1. Summary of Significant Accounting Policies

The Managers AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different Funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report is the Skyline Special Equities Portfolio (the “Fund”). The Fund will deduct a 2.00% redemption fee from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 30 days of the purchase of those shares. For the year ended December 31, 2013, the Fund had redemption fees amounting to $12,263.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates and such differences may be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a. Valuation of Investments

Equity securities traded on a domestic securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Equity securities primarily traded on an international securities exchange and equity securities traded on NASDAQ or in a U.S. or non-U.S. over-the-counter market are valued at the market’s official closing price, or, if there are no trades on the applicable date, at the last quoted bid price. In addition, if the applicable market does not offer an official closing price or if the official closing price is not representative of the overall market, equity securities primarily traded on an international securities exchange and equity securities traded in a non-U.S. over-the-counter market are valued at the last quoted sales price. The Fund’s investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board of Trustees of the Fund (the “Board”).

Short term debt obligations (debt obligations with maturities of one year or less at the time of issuance) that have 60 days or less remaining until maturity will be valued at amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

Under certain circumstances, the value of certain Fund investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Pricing Committee is the committee formed by the Board to make fair value determinations for such investments. The Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not deemed to be readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if Managers Investment Group LLC (the “Investment Manager”) believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee seeks to determine the price that the Fund might reasonably expect to receive from a current sale of that investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental analytical data and press releases relating to the investment and its issuer; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Pricing Committee, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets. Under certain circumstances, on behalf of a fund that invests primarily in international securities, the Investment Manager or applicable subadvisor may adjust such prices based on its determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. The Board has also adopted a policy that securities held in a fund that invests primarily in international securities and certain foreign debt obligations held by a fund, in each case, that can be fair valued by the applicable fair value pricing service are fair valued on each business day without regard to a “trigger” (e.g., without regard to invoking fair value based upon a change in a U.S. equity securities index exceeding a pre-determined level). The Fund may invest in securities that may be thinly traded. The Board has adopted procedures to adjust prices of securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on

15

Notes to Financial Statements (continued)

market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

b. Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. Investment Income and Expenses

Dividend income is recorded on the ex-dividend date. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

The Fund has a “balance credit” agreement with The Bank of New York Mellon (“BNYM”), the Fund’s custodian, whereby the Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to the Fund. For the year ended December 31, 2013, the Fund’s custodian expense was not reduced.

Overdraft fees are computed at 1% above the Federal Funds rate on the day of the overdraft. Prior to January 1, 2013, the rate was 2% above the effective Federal Funds rate. For the year ended December 31, 2013, the Fund did not incur overdraft fees.

The Trust recently held a shareholder meeting at which shareholders were asked to approve a new Declaration of Trust for the Trust, among other proposals. The costs associated with this proxy were treated as “extraordinary expenses,” and, therefore, are excluded from the expense limitation agreement described in Note 2.

d. Dividends and Distributions

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December, as described in the Fund’s prospectus. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with Federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. One source of differences in classification is the treatment of Fund-level short-term gains as ordinary income at the shareholder level for tax purposes. The most common differences are due to differing treatments for losses deferred due to wash sales, REITs and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 were as follows:

Distributions paid from:	2013	2012
Ordinary income	$174,208	—
Short-term capital gains	—	—
Long-term capital gains	90,871	—

Totals	$265,079	—

As of December 31, 2013, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

Capital loss carryforward	—
Undistributed ordinary income	—
Undistributed short-term capital gains	—
Undistributed long-term capital gains	$6,180,213
Post-October loss deferral	—

e. Federal Taxes

The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no

16

Notes to Financial Statements (continued)

provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Fund’s tax positions taken on federal income tax returns as of December 31, 2013 and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, the Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred in taxable years beginning after the enactment of the Regulated Investment Company Modernization Act of 2010 (post-enactment capital losses) may be carried forward for an unlimited time period. Such losses will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward retain their tax character as either short-term or long-term capital losses, unlike pre-enactment losses which are considered all short-term.

f. Capital Loss Carryovers and Deferrals

As of December 31, 2013, the Fund had no accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes. Should the Fund incur net capital losses for the year ended December 31, 2014, such amounts may be used to offset future realized capital gains, for an unlimited time period.

For the year ended December 31, 2013, the Fund utilized capital loss carryovers in the amount of $24,199,087.

g. Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, $0.001 par value. The Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Fund in connection with the issuance of shares is based on the valuation of those securities in accordance with the Fund’s policy on investment valuation.

At December 31, 2013, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the net assets of the Fund as follows: two collectively own 58%. Transactions by these shareholders may have a material impact on the Fund.

h. Repurchase Agreements

The Fund may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2013, the market value of repurchase agreements outstanding was $10,989,879.

i. Foreign Securities

The Fund invests in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund would pay such foreign taxes at the appropriate rate for each jurisdiction.

2. Agreements and Transactions with Affiliates

The Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration and operations. The Investment Manager selects subadvisors for the Fund (subject to Board approval) and monitors the subadvisor’s investment performance, security holdings and investment strategies. The Fund’s investment portfolio is managed by one or more portfolio managers who serves pursuant to a subadvisory agreement with the Investment Manager.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. For the year ended December 31, 2013, the Fund paid an investment management fee at the annual rate of 0.90% of the average daily net assets of the Fund.

The Investment Manager has contractually agreed, through at least May 1, 2014, to waive management fees and/or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 1.32% of the Fund’s average daily net assets subject to later reimbursement by the Fund in certain circumstances.

17

Notes to Financial Statements (continued)

The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements in any such future year to exceed the Fund’s expense contractual expense limitation amount. For the year ended December 31, 2013, the Fund’s components of reimbursement available are detailed in the following chart:

Reimbursement Available - 12/31/12	$1,181,046
Additional Reimbursements	644,617
Repayments	—
Expired Reimbursements	(452,354)

Reimbursement Available - 12/31/13	$1,373,309

The Fund has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Fund’s operations, including administration and shareholder services to the Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Fund’s shareholders. The Fund pays a fee to the Administrator at the rate of 0.25% per annum of the Fund’s average daily net assets for this service.

The aggregate annual retainer paid to each Independent Trustee of the Board is $105,000, plus $6,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trust receives an additional payment of $25,000 per year. The Chairman of the Audit Committee receives an additional payment of $10,000 per year. The Trustees’ fees and expenses are allocated among all of the funds in the Trusts for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The “Trustees fees and expenses” shown in the financial statements represents each Funds’ allocated portion of the total fees and expenses paid by the Managers Funds.

Prior to January 1, 2013, the annual retainer paid to each Independent Trustee of the Board was $80,000, plus $5,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trust formerly received an additional payment of $20,000 per year. The Chairman of the Audit Committee formerly received an additional payment of $8,000 per year.

Prior to December 31, 2007, the Predecessor Fund provided a deferred compensation plan for its Trustees who are not officers, limited partners or shareholders of limited partners of the Advisor. Under the deferred compensation plan, Trustees could elect to defer all or a portion of their compensation. Amounts deferred were retained by the Fund, represented an unfunded obligation of the Fund, and to the extent permitted by the Investment Company Act of 1940, as amended, may be invested in the common shares of the Fund, as selected by the Trustees. These shares were held by the Advisor on behalf of the Fund, and the value is reflected in “Other assets” on the Statement of Assets and Liabilities. Appreciation/

depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the Fund’s net asset value. As of December 31, 2013, all shares held were redeemed from the plan.

The Fund is distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. Subject to the compensation arrangement discussed below, generally MDI bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses incurred (“shareholder servicing fees”). Shareholder servicing fees include payments to third parties such as a bank, broker-dealer, trust company or other financial intermediaries who provide shareholder recordkeeping, account servicing and other services. The Fund may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of the Fund’s average daily net asset value. The impact on the annualized expense ratio for the year ended December 31, 2013, was as follows: maximum rate 0.25%; actual rate 0.25%.

The Securities and Exchange Commission granted an exemptive order that permits the Fund to lend and borrow money for certain temporary purposes directly to and from other eligible Managers Funds. Participation in this interfund lending program is voluntary for both borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the year ended December 31, 2013, the Fund lent varying amounts not exceeding $4,938,975, for four days receiving interest of $181. The interest earned is included in the Statement of Operations as interest income. At December 31, 2013, the Fund had no loans outstanding.

3. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term and U.S. Government obligations) for the year ended December 31, 2013, were $683,920,694 and $173,141,947, respectively. There were no purchases or sales of U.S. Government obligations for the Fund.

4. Portfolio Securities Loaned

The Fund participates in a securities lending program offered by BNYM (the “Program”), providing for the lending of securities to qualified brokers. Securities lending income includes earnings of

18

Notes to Financial Statements (continued)

such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and/or government securities and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Fund is indemnified for such losses by BNYM. Cash collateral is held in a separate account managed by BNYM, who is authorized to exclusively enter into overnight government repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

5. Commitments and Contingencies

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Fund had no prior claims or losses and expects the risk of loss to be remote.

6. Master Netting Agreements

The Fund may enter into master netting agreements with its counterparties for the securities lending program and repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. The following table is a summary of the Fund’s open securities lending and repurchase agreements which are subject to a master netting agreement as of December 31, 2013:

	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Gross Amount Not Offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received
Securities lending	$10,711,578	—	$10,711,578	—	$10,711,578	—
Repurchase agreements	10,989,879	—	10,989,879	$10,989,879	—	—

Total	$21,701,457	—	$21,701,457	$10,989,879	$10,711,578	—

7. Subsequent Events

On January 21, 2014, Affiliated Managers Group, Inc., a global asset management company, announced that the Fund’s Investment Manager and Administrator, Managers Investment Group LLC, will be rebranded as AMG Funds LLC. The rebranding is expected to become effective during the second quarter of 2014 once the appropriate regulatory filings have taken place.

The Fund has determined that no other material events or transactions occurred through the issuance date of the Fund’s financial statements which require additional disclosure in or adjustment of the Fund’s financial statements.

Tax Information (unaudited)

Skyline Special Equities Portfolio hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation act of 2003. The 2013 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the year.

The percentage of Qualified Dividend Income (“QDI”) and Dividends Received Deduction (“DRD”) for distributions paid is as follows:

	2013	2012
Ordinary Income-QDI	100.00%	—
Ordinary Income-DRD	100.00%	—

Pursuant to section 852 of the Internal Revenue Code, Skyline Special Equities Portfolio hereby designates $6,180,213, as a capital gain distribution with respect to the taxable year ended December 31, 2013, or if subsequently determined to be different, the net capital gains of such fiscal year.

19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers AMG Funds and the Shareholders of Skyline Special Equities Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Skyline Special Equities Portfolio (the “Fund”) at December 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 28, 2014

20

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Bruce B. Bingham, 12/1/48 • Trustee since 2012 • Oversees 39 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987-Present).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 39 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee Emeritus of Bowdoin College (2013-Present), Trustee of Bowdoin College (2002-2013); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (23 portfolios).

Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 39 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (23 portfolios).

Kurt A. Keilhacker, 10/5/63 • Trustee since 2013 • Oversees 39 Funds in Fund Complex	Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Trustee, Gordon College (2001-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Clapham Partners I, LLC (2013-Present).

Steven J. Paggioli, 4/3/50 • Trustee since 2004 • Oversees 39 Funds in Fund Complex	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Adminis- tration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (45 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (23 portfolios).

Richard F. Powers, III, 2/2/46 • Trustee since 2013 • Oversees 39 Funds in Fund Complex	Adjunct Professor, Boston College (2011-Present); Director of Ameriprise Financial Inc. (2005-2009); President and CEO of Van Kampen Investments Inc. (1998-2003).

Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 39 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (23 portfolios).

Victoria L. Sassine, 8/11/65 • Trustee since 2013 • Oversees 39 Funds in Fund Complex	Lecturer, Babson College (2007 – Present)

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Thomas R. Schneeweis, 5/10/47 • Trustee since 2004 • Oversees 39 Funds in Fund Complex	Professor Emeritus, University of Massachusetts (2013 - Present); Partner, S Capital Management, LLC (2007-Present); President, TRS Associates (1982-Present); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013); Partner, White Bear Partners, LLC (2007-2010); Partner, Northampton Capital Management, LLC (2004-2010); Trustee of Aston Funds (23 portfolios).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Christine C. Carsman, 4/2/52 • Trustee since 2011 • Oversees 39 Funds in Fund Complex	Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

Keitha L. Kinne, 5/16/58 • President since 2012 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); President, Managers Distributors, Inc. (2012-Present); Chief Operating Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

Lewis Collins, 2/22/66 • Secretary since 2011 • Chief Legal Officer since 2011	Senior Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2010-Present); Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2006-2010); Senior Counsel, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002).

21

Trustees and Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 1999	Senior Vice President, Managers Investment Group LLC (2005-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Chief Financial Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-2012); Vice President, The Managers Funds LLC, (1994-2004).

John J. Ferencz, 3/9/62 • Chief Compliance Officer since 2010	Vice President, Legal and Compliance, Managers Investment Group LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Michael S. Ponder, 9/12/73 • Assistant Secretary since 2011	Senior Vice President and Counsel, Managers Investment Group LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009); Associate, Willkie Farr & Gallagher LLP (2006-2007).

Matthew B. Wallace, 11/24/80 • Anti-Money Laundering Compliance Officer	Assistant Vice President, Legal and Compliance, Managers Investment Group LLC (2014-Present); Senior Associate, Legal and Compliance, Managers Investment Group LLC (2012-2013); Associate, Legal and Compliance, Managers Investment Group LLC (2010-2012); Compliance Specialist, Calamos Advisors LLC (2007-2010).

22

PROXY RESULTS

A special meeting of shareholders of Managers AMG Funds was held on July 2, 2013. With respect to the proposals to amend certain “fundamental” investment restrictions of the Fund, the meeting was adjourned to August 20, 2013 and September 27, 2013 with respect to Subproposals 2G-2H, and adjourned once again to October 22, 2013 with respect to Subproposals 2A-2F. The proposals and results of the votes are summarized below.

	All Funds in Trust
Managers AMG Funds	For	Withheld
Election of Directors	(in $NAV, rounded to the nearest dollar)
Bruce Bingham	$9,768,009,169	$144,461,619
William E. Chapman, II	9,758,664,304	153,806,485
Edward J. Kaier	9,763,510,014	148,960,774
Steven J. Paggioli	9,765,296,288	147,174,501
Erik Rakowski	9,758,121,834	154,348,954
Thomas R. Schneeweis	9,759,655,066	152,815,722
Christine C. Carsman	9,762,644,429	149,826,359
Kurt Keilhacker	9,759,570,864	152,899,925
Richard F. Powers III	9,750,316,455	162,154,333
Victoria Sassine	9,749,378,146	163,092,642

	Skyline Special Equities Portfolio
	For	Against	Abstain	Broker Non-Votes
To amend certain “fundamental” restrictions of the Funds with respect to:	(in $NAV, rounded to the nearest dollar)
Issuance of Senior Securities	$114,670,575	$19,898,308	$6,550,699	$28,773,738
Borrowing	114,312,083	20,471,572	6,425,928	28,773,738
Lending	116,052,928	18,753,057	6,403,597	28,773,738
The Underwriting of Securities	116,142,900	18,812,106	6,254,577	28,773,738
Purchasing and Selling Commodities	115,409,440	19,538,287	6,261,856	28,773,738
Purchasing and Selling Real Estate	115,766,088	19,182,483	6,261,011	28,773,738
Diversification of Investments	109,666,909	6,123,780	4,798,398	35,808,415
Concentrating Investments in a Particular Industry	107,393,377	8,139,740	5,055,970	35,808,415

	Skyline Special Equities Portfolio
	For	Against	Abstain	Broker Non-Votes
To amend and restate the Agreement and Declaration of the Trust relating to:	(in $NAV, rounded to the nearest dollar)
Declaration of Trust Amendment Procedures	$64,614,608	$4,225,938	$14,005,157	$22,552,905
Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes	62,846,959	5,429,337	14,599,407	62,846,959
Other Changes	62,378,010	6,145,340	14,352,263	62,378,010

23

PROXY RESULTS (continued)

	All Funds in Trust
	For	Against	Abstain	Broker Non-Votes
To amend and restate the Agreement and Declaration of the Trust relating to:	(in $NAV, rounded to the nearest dollar)
Declaration of Trust Amendment Procedures	$5,735,361,878	$149,417,450	$190,511,439	$3,837,180,021
Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes	5,360,516,529	516,204,501	198,569,737	3,837,180,021
Other Changes	5,347,192,692	524,275,244	203,822,831	3,837,180,021

24

Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

Subadvisor

Skyline Asset Management, L.P.

120 South LaSalle Street, Suite 1320

Chicago, IL 60603

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Managers

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

MANAGERS FUNDS

EQUITY FUNDS	BALANCED FUNDS

BRANDYWINE

BRANDYWINE BLUE

BRANDYWINE ADVISORS MIDCAP GROWTH

Friess Associates, LLC

CADENCE CAPITAL APPRECIATION

CADENCE MID-CAP

CADENCE EMERGING COMPANIES

Cadence Capital Management, LLC

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

FRONTIER SMALL CAP GROWTH

Frontier Capital Management Company, LLC

GW&K SMALL CAP EQUITY

Gannett Welsh & Kotler, LLC

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

REAL ESTATE SECURITIES

CenterSquare Investment Management, Inc.

RENAISSANCE LARGE CAP GROWTH

Renaissance Group LLC

SKYLINE SPECIAL EQUITIES PORTFOLIO

Skyline Asset Management, L.P.

SPECIAL EQUITY

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

TIMESSQUARE INTERNATIONAL

SMALL CAP

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TSCM GROWTH EQUITY

TimesSquare Capital Management, LLC

TRILOGY GLOBAL EQUITY

TRILOGY EMERGING MARKETS EQUITY

TRILOGY INTERNATIONAL SMALL CAP

Trilogy Global Advisors, L.P.

YACKTMAN

YACKTMAN FOCUSED

Yacktman Asset Management LP

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

FQ GLOBAL ESSENTIALS

First Quadrant, L.P.

INCOME FUNDS

BOND (MANAGERS)

GLOBAL INCOME OPPORTUNITY

Loomis, Sayles & Co., L.P.

BOND (MANAGERS PIMCO)

Pacific Investment Management Co. LLC

GW&K FIXED INCOME

GW&K MUNICIPAL BOND

GW&K MUNICIPAL ENHANCED YIELD

Gannett Welsh & Kotler, LLC

HIGH YIELD

J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Amundi Smith Breeden LLC

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

Current net asset values per share for the Fund are available on the Fund’s Web site at www.managersinvest.com. A description of the policies and procedures the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www. sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

ANNUAL REPORT

Managers AMG Funds

December 31, 2013

GW&K | INVESTMENT MANAGEMENT

GW&K Small Cap Equity Fund

Investor Class: **GWETX** Service Class: **GWESX** Institutional Class: **GWEIX**

GW&K Municipal Enhanced Yield Fund

Investor Class: **GWMNX** Service Class: **GWMRX** Institutional Class:**GWMEX**

GW&K Municipal Bond Fund

Investor Class: **GWMTX** Service Class: **GWMSX** Institutional Class: **GWMIX**

Managers
INVESTMENT GROUP

Managers AMG Funds

Annual Report—December 31, 2013

TABLE OF CONTENTS	Page

LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS
GW&K Small Cap Equity Fund	4
GW&K Municipal Enhanced Yield Fund	10
GW&K Municipal Bond Fund	17

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	26

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	28
Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	29
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the year

Statements of Changes in Net Assets	30
Detail of changes in assets for the past two years

FINANCIAL HIGHLIGHTS	31
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL HIGHLIGHTS	37

NOTES TO FINANCIAL STATEMENTS	38
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	46

TRUSTEES AND OFFICERS	47

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

Thank you for your investment in The Managers Funds. Our foremost goal at Managers Investment Group (“MIG”) is to provide investment products and solutions that help our shareholders and clients successfully reach their investment goals and objectives. We do this by offering a broad selection of Funds managed by a collection of Affiliated Managers Group’s (“AMG”) Affiliate investment boutiques, along with a complementary series of open-architecture mutual funds.

The past year has been an exciting one for us at MIG. We were pleased to welcome the Brandywine Funds into the Managers Fund Family several months ago. We are excited to begin this new chapter in the 27-year history of the Brandywine Funds, while maintaining shareholders’ access to the same investment process that has guided the Brandywine Funds since their inception using the research-driven investment approach of Friess Associates.

We announced effective November 1, 2013, that the GW&K Small Cap Equity Fund would be closed to new investors with certain limited exceptions. The team at GW&K manages a total of $2.5 billion (as of December 31, 2013) in small-capitalization equities and closing the Fund to new investors allows the team to continue to execute on the investment process that has been effective for more than a decade. We also announced effective December 31, 2013, that Yacktman Fund and Yacktman Focused Fund will be closed to new investors with certain limited exceptions. The team at Yacktman Asset Management manages over $30 billion in U.S. equities and closing these Funds to new investors allows the team to continue to execute on the investment process that has been effective for more than two decades. We will continue to make decisions such as these that we believe are in the best interest of our shareholders.

Risky assets did well in 2013, with U.S. equity markets surpassing all-time highs. Ongoing global monetary easing, a low-yield environment, and healthy U.S. economic growth are supporting investor appetite for risk assets. Despite improving investor sentiment, risks remain, including uncertainty surrounding the Fed’s eventual exit from its ultra-accommodative monetary policy, ongoing fiscal headwinds in the U.S. and slower growth in Emerging Markets. Nevertheless, we are cautiously optimistic about the prospects for the upcoming year and we are confident that our Funds are well positioned to weather an uncertain economic environment.

We thank you for your continued confidence and investment in The Managers Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Keitha Kinne President The Managers Funds

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2013	Expense Ratio for the Period	Beginning Account Value 07/01/13	Ending Account Value 12/31/13	Expenses Paid During the Period*
GW&K Small Cap Equity Fund
Investor Class
Based on Actual Fund Return	1.35%	$1,000	$1,208	$7.51
Hypothetical (5% return before expenses)	1.35%	$1,000	$1,018	$6.87
Service Class
Based on Actual Fund Return	1.11%	$1,000	$1,210	$6.18
Hypothetical (5% return before expenses)	1.11%	$1,000	$1,020	$5.65
Institutional Class
Based on Actual Fund Return	0.95%	$1,000	$1,211	$5.29
Hypothetical (5% return before expenses)	0.95%	$1,000	$1,020	$4.84
GW&K Municipal Enhanced Yield Fund
Investor Class
Based on Actual Fund Return	1.14%	$1,000	$983	$5.70
Hypothetical (5% return before expenses)	1.14%	$1,000	$1,020	$5.80
Service Class
Based on Actual Fund Return	0.70%	$1,000	$985	$3.50
Hypothetical (5% return before expenses)	0.70%	$1,000	$1,021	$3.57
Institutional Class
Based on Actual Fund Return	0.64%	$1,000	$986	$3.20
Hypothetical (5% return before expenses)	0.64%	$1,000	$1,022	$3.26
GW&K Municipal Bond Fund
Investor Class
Based on Actual Fund Return	0.74%	$1,000	$1,006	$3.74
Hypothetical (5% return before expenses)	0.74%	$1,000	$1,021	$3.77
Service Class
Based on Actual Fund Return	0.45%	$1,000	$1,007	$2.28
Hypothetical (5% return before expenses)	0.45%	$1,000	$1,023	$2.29
Institutional Class
Based on Actual Fund Return	0.34%	$1,000	$1,008	$1.72
Hypothetical (5% return before expenses)	0.34%	$1,000	$1,023	$1.73

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

GW&K Small Cap Equity Fund

Portfolio Manager’s Comments

THE YEAR IN REVIEW

For the year ending December 31, 2013, the GW&K Small Cap Equity Fund (Investor Class) (the “Fund”) returned 42.26%, outperforming the Russell 2000® Index, which returned 38.82%, and the Russell 3000® Index, which returned 33.55%. Please note that this Fund has multiple share classes. Performance for all classes can be found on the Fund’s performance page at www.managersinvest.com.

Generally, we subscribe to the school of thought that it is best not to look back on one’s past predictions, especially those related to the stock market, unless your ego is firmly in check. Rereading our quarterly letter from a year ago, we discover that we were actually pretty constructive on the small cap market. We pointed out several positive underpinnings that existed and painted a positive backdrop for 2013. Conveniently, we left out an actual return prediction, but we are quite certain we would have been very happy to see 20% returns for 2013. However, the Russell 2000® Index returned 8.7% in the just completed fourth quarter to boost the 2013 results to 38.8%, so our “prediction” still would have been wrong by nearly half. Even when you are right, you are wrong in the stock market prognostication business. With such strong market performance, we would typically have been a bit concerned about the relative performance of the GW&K Small Cap Equity Fund. Despite this concern, the Fund outperformed in 2013. We will of course cover in much greater detail below how this outperformance occurred (perhaps providing more detail than many readers would prefer), but it is also worth reviewing what didn’t go wrong. As investors, we did not sabotage our performance by becoming caught up in potential macro concerns or misallocate among the economic sectors. Our mostly neutral portfolio stance once again allowed stock selection to shine through. While stock selection will obviously not always be positive, we have much higher confidence that we can succeed in that realm over time rather than making large macro or sector bets.

To put this strong year in context, let us examine where small caps stack up and try and glean something from internal market activity. 2013 registers as the fourth best year for the Russell 2000® Index, after 1979, 1991 and 2003. Small caps finished ahead of mid caps and outdistanced the S&P 500 by over 600 basis points (38.8% vs. 32.4%). Even more dramatic was the nearly 900 basis point lead exhibited by small growth over small value. More than half of this differential came from sector allocation differences between the indices, as the Growth components are heavier in sectors that outperformed such as health care, consumer discretionary and technology but light in the lagging areas such as financials and utilities. The fourth quarter saw this change a bit, as large caps beat small and mid caps while Value also outperformed in the small cap space (9.3% vs. 8.2%). Health care continued to perform well in the fourth quarter, but was joined in the winners’ circle by cyclical groups like materials and industrials as well as financials. Lagging sectors in the quarter included energy, consumer staples, utilities and, to a lesser extent, technology. As long-term investors, our focus is on more durable trends, and two items stand out. First, small cap growth stocks now have a very comfortable five-year lead over their value counterparts, at nearly 5% on an annualized basis. Second, the consumer discretionary sector continues to be a rock star. It has outperformed the market in four of the last five years and now holds the top sector spot on a five year basis. While both of these trends could persist in 2014, we think it is more likely they could reverse over the next three to five years.

Over the past few years, factor or style performance within the market has been a meaningful driver of returns as we have recovered from the lows of 2008 and 2009. However, an interesting aspect of the market this year has been the lack of purely factor driven performance. To us, this remains a healthy sign that investors are beginning to differentiate winners and losers in the market instead of making buy or sell decisions simply based on quantitative factors or high vs. low quality. Looking at beta, for example, we see that the highest and lowest beta quintiles of the market underperformed in the fourth quarter. Higher Return on Equity stocks outperformed, while simultaneously, microcaps and companies with higher debt loads also did well. These are odd bedfellows, to be sure. For the calendar year, results were similarly mixed. Low beta lagged and microcap and high debt/cap quintiles led (lower quality signals), while high ROE (higher quality) outperformed. Taken in total, these trends had a mixed to slightly negative impact on our relative performance, which we were able to overcome with stock selection. We take these mixed messages as a signal of a market continuing to transition toward more sustainable and fundamental drivers.

For the year, the strong relative performance in the Fund was again generated by good stock selection. In order of contribution, our best performers were information technology, financials and energy. However, all sectors but one had positive results, so the performance was broad based. In technology, four stocks (PROS Holdings Inc., Tyler Technologies, Inc., Cognex Corporation, CoStar Group Inc.) had returns that doubled over the prior year as earnings and cash flow grew more rapidly than expected and valuations also expanded. In financials, we experienced strong performance in both the bank (Glacier Bancorp, Inc., SVB Financial Group, Signature Bank, Umpqua Holdings Corporation) and non-bank (MarketAxess Holdings Inc., Cardtronics, Inc., Portfolio Recovery Associates, Inc.) names. In energy, two long held positions performed very well. One is an E&P company with a strong land position and good initial well results in the Utica play (Gulfport Energy Corp.). The other is a capital equipment company that sells into the offshore market (Dril-Quip, Inc.), where orders have continued to grow since the Gulf of Mexico rig disaster. The consumer discretionary sector was the one sector that disappointed on the year. Holdings that disappointed within that sector during the year included BJ’s Restaurants, Inc., Grand Canyon Education, Inc., Group 1 Automotive, Inc. and Life Time Fitness, Inc. While we had some great stocks in the space, we had four stocks that had either slightly negative or flat returns. Given the strong results for the sector names in the index, these laggards presented too much of a drag to keep pace. Additionally, we had no exposure to hot industries such as media and apparel & luxury goods, up 89% and 60%, respectively.

As we sit here in the early days of 2014, naturally, more investors will start to become concerned about valuations after another strong quarter is added to the heap. We do see pockets of excesses in some small market segments, like the IPOs of fast growing, well positioned technology and consumer companies. The popular press has identified a couple of areas where potential bubbles could begin to form, whether it be bitcoin, biotech, solar power or the ubiquitous

GW&K Small Cap Equity Fund

Portfolio Manager’s Comments (continued)

“Internet of Things.” We are sensitive to the reality that if Fed policy remains too easy for too long, there would be a heightened possibility of asset price bubbles forming. However, we do not see many signals of this happening at this time. And refocusing on the micro level, where we spend our time, we continue to find interesting new stock ideas at reasonable valuations. As we wrote last quarter, we see more evidence that things will continue to behave in a similar fashion to activity over the past three years... a slow economic recovery, low inflation and interest rate levels, strong corporate earnings and balance sheets and improving confidence and subsequently more economic risk taking from consumers and businesses. Could we have a pause or pullback as investors digest the big multi-year move off the market bottom from late 2008/early 2009? Most certainly. Valuations are higher, around 19x forward earnings for small caps, so investors will need to manage risk more closely. However, earnings growth is still solid and potentially could accelerate into the mid-teens in 2014. Corporate managers now recognize they need to grow to justify their stock levels, which will likely drive up M&A, investment and hiring. Investors are likely still early in their shift towards equities. As these trends play out in 2014, we hope to find many stock specific opportunities to further shift and adjust the Fund so that it is positioned optimally given our three to five year time horizon.

This commentary reflects the viewpoints of GW&K Investment Management as of December 31, 2013 and is not intended as a forecast or guarantee of future results.

CUMULATIVE TOTAL RETURN PERFORMANCE

GW&K Small Cap Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV) and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in GW&K Small Cap Equity Fund - Investor Class on December 31, 2003, to a $10,000 investment made in the Russell 2000® Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

GW&K Small Cap Equity Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the GW&K Small Cap Equity Fund and the Russell 2000® Index for the same time periods ended December 31, 2013.

	Average Annual Total Returns[1]
	One Year	Five Years	Ten Years	Since Inception	Inception Date
GW&K Small Cap Equity Fund[2,3,4]
Investor Class	42.26%	23.19%	9.28%	8.60%	12/10/96
Service Class	42.56%	—	—	22.45%	7/27/09
Institutional Class	42.89%	—	—	22.70%	7/27/09
Russell 2000® Index[5]	38.82%	20.08%	9.07%	8.52%	12/10/96	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com. Current net asset values per share for each Fund are available on the Funds’ Web site at www.managersinvest.com.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit our Web site at www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., member FINRA.

†	Date reflects the inception date of the Fund, not the index.
[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2013. All returns are in U.S. dollars ($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

The performance information shown, as represented by the performance of the Fund’s Investor Class shares (formerly Class A shares), includes that of the predecessor Fund, the BNY Hamilton Multi-Cap Equity Fund, a series of BNY Hamilton Funds, Inc. which was reorganized into the GW&K Multi-Cap Equity Fund, a series of Managers AMG Funds, as of the close of business on November 7, 2008.

[4]

The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[5]

The Russell 2000® Index is composed of the 2,000 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small-cap stock performance. The Russell 3000® Index is composed of the 3,000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market. The Russell 2000® Index and the Russell 3000® Index are unmanaged, are not available for investment, and do not incur expenses.

The Russell 2000® Index and Russell 3000® Index are registered trademarks of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

GW&K Small Cap Equity Fund

Fund Snapshots

December 31, 2013

Portfolio Breakdown (unaudited)

Sector	GW&K Small Cap Equity Fund**	Russell 2000® Index
Information Technology	20.3%	17.8%
Financials	20.2%	22.8%
Industrials	18.4%	14.5%
Consumer Discretionary	14.4%	13.7%
Health Care	13.6%	13.2%
Energy	4.9%	5.5%
Utilities	3.3%	3.0%
Materials	3.3%	4.9%
Consumer Staples	1.0%	3.8%
Telecommunications Services	0.0%	0.8%
Other Assets and Liabilities	0.6%	0.0%

**	As a percentage of net assets

Top Ten Holdings (unaudited)

Security Name	%of Net Assets
The Middleby Corp.*	2.6%
Grand Canyon Education, Inc.*	2.4
MarketAxess Holdings, Inc.*	2.4
Tyler Technologies, Inc.*	2.2
Cognex Corp.	2.2
FEI Co.*	2.2
Portfolio Recovery Associates, Inc.*	2.0
West Pharmaceutical Services, Inc.	2.0
The Corporate Executive Board Co.	1.9
Hibbett Sports, Inc.	1.9

Top Ten as a Group	21.8%

*	Top Ten Holding at June 30, 2013

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

GW&K Small Cap Equity Fund

Schedule of Portfolio Investments

December 31, 2013

	Shares	Value
Common Stocks - 99.4%
Consumer Discretionary - 14.4%
BJ’s Restaurants, Inc.*	59,515	$1,848,536
Grand Canyon Education, Inc.*	153,965	6,712,874
Group 1 Automotive, Inc.	68,715	4,880,139
Hibbett Sports, Inc.*,1	76,370	5,132,828
Life Time Fitness, Inc.*	52,435	2,464,445
Monro Muffler Brake, Inc.	36,245	2,042,768
Pier 1 Imports, Inc.	132,495	3,057,985
The Ryland Group, Inc.	83,695	3,633,200
Steiner Leisure, Ltd.*	34,975	1,720,420
Texas Roadhouse, Inc.	144,235	4,009,733
Tupperware Brands Corp.	41,970	3,967,424
Total Consumer Discretionary		39,470,352
Consumer Staples - 1.0%
WD-40 Co.	36,915	2,756,812
Energy - 4.9%
Dril-Quip, Inc.*	39,926	4,389,065
Forum Energy Technologies, Inc.*	119,509	3,377,324
Gulfport Energy Corp.*	52,490	3,314,743
Matador Resources Co.*	130,345	2,429,631
Total Energy		13,510,763
Financials - 20.2%
American Campus Communities, Inc.	68,905	2,219,430
AMERISAFE, Inc.	47,136	1,991,025
Cohen & Steers, Inc.[1]	93,240	3,735,194
Glacier Bancorp, Inc.	168,515	5,020,062
Iberiabank Corp.	66,335	4,169,155
MarketAxess Holdings, Inc.	99,505	6,653,899
National Health Investors, Inc.	50,750	2,847,075
Pebblebrook Hotel Trust	111,015	3,414,821
Portfolio Recovery Associates, Inc.*	104,029	5,496,892
ProAssurance Corp.	72,145	3,497,590
Signature Bank*	33,395	3,587,291
Stifel Financial Corp.*	97,200	4,657,824
SVB Financial Group*	35,980	3,772,863
Umpqua Holdings Corp.[1]	66,435	1,271,566
ViewPoint Financial Group, Inc.	114,655	3,147,280
Total Financials		55,481,967
Health Care - 13.6%
Air Methods Corp.*	75,765	4,419,372
Cantel Medical Corp.	55,417	1,879,190
Cepheid, Inc.*,1	78,490	3,667,053

	Shares	Value
Cubist Pharmaceuticals, Inc.*	52,665	$3,627,039
Hanger, Inc.*	116,815	4,595,502
HMS Holdings Corp.*	87,525	1,989,443
ICU Medical, Inc.*	57,385	3,655,998
IPC The Hospitalist Co., Inc.*	61,580	3,657,236
Medidata Solutions, Inc.*	74,615	4,519,431
West Pharmaceutical Services, Inc.	110,890	5,440,263
Total Health Care		37,450,527
Industrials - 18.4%
CLARCOR, Inc.	72,230	4,648,001
The Corporate Executive Board Co.	68,120	5,274,532
Healthcare Services Group, Inc.	117,050	3,320,709
Heartland Express, Inc.	208,415	4,089,102
The Middleby Corp.*	29,548	7,090,634
Mobile Mini, Inc.*	82,935	3,415,263
Nordson Corp.	30,924	2,297,653
Proto Labs, Inc.*	40,595	2,889,552
RBC Bearings, Inc.*	63,765	4,511,374
Ritchie Bros. Auctioneers, Inc.[1]	155,011	3,554,402
The Toro Co.	66,390	4,222,404
Universal Forest Products, Inc.	50,850	2,651,319
US Ecology, Inc.	65,630	2,440,780
Total Industrials		50,405,725
Information Technology - 20.3%
Blackbaud, Inc.	88,350	3,326,378
Cardtronics, Inc.*	89,740	3,899,203
Cavium, Inc.*	63,535	2,192,593
Cognex Corp.	159,080	6,073,674
Cohu, Inc.	104,645	1,098,772
CoStar Group, Inc.*	15,588	2,877,233
EPAM Systems, Inc.*	53,620	1,873,483
FEI Co.	67,045	5,991,141
Hittite Microwave Corp.*	54,755	3,380,026
NIC, Inc.	141,470	3,518,359
Power Integrations, Inc.	60,870	3,397,763
PROS Holdings, Inc.*	94,955	3,788,704
Rofin-Sinar Technologies, Inc.*	89,745	2,424,910
SciQuest, Inc.*	75,560	2,151,949
Solera Holdings, Inc.	53,560	3,789,906
Tyler Technologies, Inc.*	59,705	6,097,672
Total Information Technology		55,881,766
Materials - 3.3%
Compass Minerals International, Inc.	27,718	2,218,826

The accompanying notes are an integral part of these financial statements.

GW&K Small Cap Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Materials - 3.3% (continued)
Flotek Industries, Inc.*	135,750	$2,724,503
Silgan Holdings, Inc.	83,405	4,005,108
Total Materials		8,948,437
Utilities - 3.3%
Cleco Corp.	103,850	4,841,487
NorthWestern Corp.	97,527	4,224,870
Total Utilities		9,066,357
Total Common Stocks (cost $201,635,568)		272,972,706

	Principal Amount
Short-Term Investments - 3.7%
Repurchase Agreements - 3.7%[2]
Barclays Capital, dated 12/31/13, due 01/02/14, 0.010%, total to be received $512,815 (collateralized by various U.S. Government Agency Obligations, 0.000% - 4.750%, 05/15/14 - 08/15/43, totaling $523,071)	$512,815	512,815
Cantor Fitzgerald Securities, Inc., dated 12/31/13, due 01/02/14, 0.010%, total to be received $2,435,898 (collateralized by various U.S. Government Agency Obligations, 0.000% - 9.500%, 01/15/14 - 05/01/51, totaling $2,484,615)	2,435,897	2,435,897
Citigroup Global Markets, Inc., dated 12/31/13, due 01/02/14, 0.020%, total to be received $2,435,900 (collateralized by various U.S. Government Agency Obligations, 2.080% - 11.000%, 12/15/15 - 08/15/53, totaling $2,484,615)	2,435,897	2,435,897

	Principal Amount	Value
Merrill Lynch, Pierce, Fenner & Smith, Inc., dated 12/31/13, due 01/02/14, 0.010%, total to be received $2,435,898 (collateralized by various U.S. Government Agency Obligations, 1.364% - 7.000%, 06/01/17 - 09/01/44, totaling $2,484,615)	$2,435,897	$2,435,897
Nomura Securities, Inc., dated 12/31/13, due 01/02/14, 0.020%, total to be received $2,435,900 (collateralized by various U.S. Government Agency Obligations, 0.000% - 8.875%, 03/28/14 - 04/15/30, totaling $2,484,620)	2,435,897	2,435,897
Total Repurchase Agreements		10,256,403
Total Short-Term Investments (cost $10,256,403)		10,256,403
Total Investments - 103.1% (cost $211,891,971)		283,229,109
Other Assets, less Liabilities - (3.1)%		(8,546,792)
Net Assets - 100.0%		$274,682,317

The accompanying notes are an integral part of these financial statements.

GW&K Municipal Enhanced Yield Fund

Portfolio Manager’s Comments

THE YEAR IN REVIEW

For the year ending December 31, 2013, the GW&K Municipal Enhanced Yield Fund (Institutional Class) (the “Fund”) returned (7.80)%, underperforming the Barclays Municipal Bond BAA Index (the “Index”), which returned (7.17)%.

Despite outperforming in the fourth quarter due to our significant underweight to Puerto Rico related securities, the Fund underperformed for the year. Losses were primarily concentrated in the second quarter as the Fund’s longer duration versus the benchmark detracted from performance as rates increased. In addition, during that time, the Fund’s modest overweight to bonds rated BBB and below had a negative impact as credit spreads widened.

While much was made of Detroit’s bankruptcy filing and Puerto Rico’s possible descent to junk status, it was the Fed’s May and June comments about reducing its asset purchase program that led to calendar year losses for the municipal market for just the third time since Reagan reformed the tax code in the early 80’s. The taper discussion triggered a stampede out of tax-exempt mutual funds that exceeded in magnitude even the 2010-11 period of outflows that was sparked by the infamous 60 Minutes episode. The heavy selling pressure was met by a buy side that lacked much conviction, as a year-long drop in new issue supply often sapped the market of necessary price guidance. This dynamic disrupted the usual seasonal patterns of supply and demand. Gone was the typical summer rally, September and October experienced rare rate declines and the usual year-end firming was not to be.

With the Fed approaching a historic transition from an emphasis on quantitative easing to a focus on forward guidance, volatility is probably inevitable. But underneath the broader swings in interest rates lies a municipal market that we believe is remarkably healthy considering all the headlines touting the difficult nature of 2013. Credit fundamentals are as solid as they have been in some time. Tax revenues are on the upswing and now exceed pre-recession highs, even after inflation. Expenses have been reined in, due to balanced budget requirements, and rainy day funds are being replenished nationwide. Moody’s revised their outlook on U.S. states to stable in August after more than five years at negative. Even the news out of Detroit isn’t all negative from a bondholder perspective. For the first time ever, a federal bankruptcy judge has explicitly ruled that pension benefits can be impaired through the Chapter 9 process, a key leverage point for an issue that is now receiving the attention it deserves.

While a 1% rise in rates over the course of a year was unnerving for many, the value it created is compelling. Remember, we are less than 18 months removed from a 10-year Treasury rate of 1.39% and a 10-year muni yield of 1.47%, both all-time lows in their respective markets. Now, not only are intermediate yields finally within shouting distance of their 10-year average level, but a significantly higher tax burden, with the expiration of the Bush-era tax cuts and the new Medicare surcharge, increases the importance of the tax-exemption. When you consider that municipals are also trading historically cheap to Treasuries, in some cases even nominally out-yielding them, it is easy to get excited about where we start the year. Investors don’t even need to extend maturities to 20 years to lock in a 7% taxable-equivalent yield on a double-A municipal bond. Even supposing rates drift higher in 2014, which is far from certain, the value proposition offered by municipal bonds demands attention.

This commentary reflects the viewpoints of the Gannett Welsh & Kotler, LLC as of December 31, 2013 and is not intended as a forecast or guarantee of future results.

CUMULATIVE TOTAL RETURN PERFORMANCE

GW&K Municipal Enhanced Yield Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in GW&K Municipal Enhanced Yield Fund - Institutional Class on December 30, 2005, to a $10,000 investment made in the Barclays Municipal Bond BAA Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

GW&K Municipal Enhanced Yield Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the GW&K Municipal Enhanced Yield Fund and the Barclays Municipal Bond BAA Index for the same time periods ended December 31, 2013.

	Average Annual Total Returns[1]
	One Year	Five Years	Since Inception	Inception Date
GW&K Municipal Enhanced Yield Fund[2,3,4,5]
Investor Class	(8.36)%	—	6.92%	7/27/09
Service Class	(7.95)%	—	7.18%	7/27/09
Institutional Class	(7.80)%	11.44%	3.54%	12/30/05
Barclays Municipal Bond BAA Index[6]	(7.17)%	8.32%	2.60%	12/30/05	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com. Current net asset values per share for each Fund are available on the Funds’ Web site at www.managersinvest.com.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit our Web site at www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., member FINRA.

†	Date reflects the inception date of the Fund, not the index.
[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2013. All returns are in U.S. dollars ($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

The performance shown includes that of the predecessor Fund, the BNY Hamilton Municipal Enhanced Yield Fund, a series of BNY Hamilton Funds, Inc., which was reorganized into the GW&K Municipal Enhanced Yield Fund, a series of Managers AMG Funds, as of the close of business on November 7, 2008.

[4]

Issuer of bonds may not be able to meet interest or principal payments when the bonds come due. High yield bonds (also known as “junk bonds”) are subject to additional risks such as the risk of default. The use of leverage in a Fund’s strategy can magnify relatively small market movements into relatively larger losses for the Fund. Factors unique to the municipal bond market may negatively affect the value in municipal bonds.

[5]	Investment income may be subject to certain state and local taxes, and depending on your tax status, the federal alternative minimum tax. Capital gains are not exempt from federal income tax.
[6]

The Barclays Municipal Bond BAA Index is a subset of the Barclays Municipal Bond Index with an index rating of Baa1, Baa2, or Baa3. Unlike the Fund, the Index is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

GW&K Municipal Enhanced Yield Fund

Fund Snapshots

December 31, 2013

Portfolio Breakdown (unaudited)

Sector	GW&K Municipal Enhanced Yield Fund**
Healthcare	27.7%
Development	18.5%
Transportation	18.2%
Utilities	8.1%
Leasing	7.1%
Education	6.2%
Other Revenue	3.1%
Recreation	2.4%
Public Services	2.4%
Pollution	2.2%
General Obligation	1.5%
Tobacco	1.1%
Other assets and liabilities	1.5%

Rating	GW&K Municipal Enhanced Yield Fund**
U.S. Treasury & Agency	0.0%
Aaa	0.0%
Aa	1.6%
A	27.1%
Baa	66.9%
Ba & lower	4.2%
Not Rated	0.2%

**	As a percentage of net assets.

Top Ten Holdings (unaudited)

Security Name	% of Net Assets
Butler County Hospital Facilities Revenue, UC Health, Series 2010, 5.500%, 11/01/40*	3.0%
Grand Forks Health Care Revenue, Altru Health System, 5.000%, 12/01/35*	3.0
Public Authority for Colorado Energy Natural Gas Purchase Revenue, Series 2008, 6.500%, 11/15/38*	2.8
Chicago O’Hare International Airport Senior Lien Revenue, Series D, 5.000%, 01/01/44	2.7
New Hampshire Health and Education Facilities Authority, Southern New Hampshire University, 5.000%, 01/01/42*	2.6
West Virginia Economic Development Revenue, Appalachian Power Co. Amos Project, Series 2010 A, 5.375%, 12/01/38	2.6
Iowa Finance Authority, Alcoa, Inc. Project, 4.750%, 08/01/42	2.5
Lycoming County Authority Health System Revenue, Susquehanna Health System Project, Series 2009 A, 5.750%, 07/01/39	2.5
Grand Parkway Transportation Corp. 1st Tier Toll Revenue, Series A, 5.500%, 04/01/53	2.5
District of Columbia Ballpark Revenue, Series 2006 B-1, 5.000%, 02/01/31	2.4

Top Ten as a Group	26.6%

*	Top Ten Holding at June 30, 2013

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

GW&K Municipal Enhanced Yield Fund

Fund Snapshots (continued)

December 31, 2013

State Breakdown (unaudited)

State	% of Net Assets
Texas	13.9%
New Jersey	7.0%
California	6.4%
Illinois	5.4%
Pennsylvania	4.9%
Indiana	4.6%
District of Columbia	4.5%
Massachusetts	4.1%
Florida	4.1%
Arizona	4.0%
Virginia	3.6%
New York	3.1%
Ohio	3.1%
North Dakota	3.0%
Colorado	2.8%
New Hampshire	2.6%
West Virginia	2.6%
Iowa	2.5%
Virgin Islands	2.4%
Michigan	2.3%
Louisiana	2.2%
Nebraska	2.2%
Maine	2.2%
Kentucky	1.7%
Tennessee	1.6%
Maryland	1.1%
Alabama	0.7%
Other Assets and Liabilities	1.4%

100.0%

GW&K Municipal Enhanced Yield Fund

Schedule of Portfolio Investments

December 31, 2013

	Principal Amount	Value
Municipal Bonds - 98.6%
Alabama - 0.7%
Courtland Industrial Development Board Solid Waste Disposal Revenue, Champion International Corp. Project, Series 1999, 6.000%, 08/01/29	$1,465,000	$1,466,025
Arizona - 4.0%
Apache County Industrial Development Authority Revenue, Tucson Electric Power Co. Project, Series 2010 A, 4.500%, 03/01/30	5,000,000	4,610,050
Phoenix Industrial Development Authority, Rowan University, 5.000%, 06/01/42	4,250,000	4,063,680
Total Arizona		8,673,730
California - 6.4%
California Municipal Finance Authority Certificate, Community Hospitals of Central California, 5.250%, 02/01/37	495,000	467,191
California Municipal Finance Authority Certificate, Community Hospitals of Central California, 5.500%, 02/01/39	3,655,000	3,534,275
California Public Works Board Lease Revenue, Various Capital Projects, Series I, 5.000%, 11/01/38	5,090,000	5,039,660
California Statewide Communities Development Authority School Facility Revenue, Aspire Public Schools, Series 2010, 6.000%, 07/01/40	495,000	456,316
California Statewide Communities Development Authority Student Housing Revenue, University of California Irvine Campus Apartments Project, Series 2011, 5.375%, 05/15/38	2,260,000	2,234,123
Sacramento County Public Facilities Financing Corporation COPS, 5.750%, 02/01/30	1,935,000	2,040,090
Total California		13,771,655
Colorado - 2.8%
Public Authority for Colorado Energy Natural Gas Purchase Revenue, Series 2008, 6.500%, 11/15/38	5,060,000	5,939,934
District of Columbia - 4.5%
District of Columbia Ballpark Revenue, Series 2006 B-1, 5.000%, 02/01/31 (FGIC Insured)[3]	5,140,000	5,152,799
District of Columbia Student Dorm Revenue, Howard University, 5.000%, 10/01/45	5,200,000	4,401,072
Total District of Columbia		9,553,871
Florida - 4.1%
Martin County Health Facilities Authority, Martin Memorial Medical Center, 5.500%, 11/15/42	3,980,000	3,797,318
Miami Beach Health Facilities Authority, Mt. Sinai Medical Center, 5.000%, 11/15/29	5,000,000	4,882,000
Seminole Tribe Special Obligation Revenue, Series 2007 A, 5.250%, 10/01/27 (a)	50,000	50,706
Total Florida		8,730,024
Illinois - 5.4%
Chicago O’Hare International Airport Senior Lien Revenue, Series D, 5.000%, 01/01/44	6,070,000	5,842,011
Illinois State General Obligation, 5.500%, 07/01/38	3,280,000	3,350,520
Railsplitter Tobacco Settlement Authority Revenue, 6.000%, 06/01/28	2,130,000	2,344,640
Total Illinois		11,537,171
Indiana - 4.6%
Indiana State Finance Authority Hospital Revenue, Community Health Network, Series 2012 A, 5.000%, 05/01/42	5,000,000	4,809,300
Indiana State Finance Authority Midwestern Division, Ohio Valley Electric Corp., Series 2012 A, 5.000%, 06/01/39	5,475,000	4,977,213
Total Indiana		9,786,513
Iowa - 2.5%
Iowa Finance Authority, Alcoa, Inc. Project, 4.750%, 08/01/42	6,480,000	5,409,893
Kentucky - 1.7%
Kentucky Economic Development Finance Authority Hospital Revenue, Owensboro Medical Health System, Inc., Series 2010 A, 6.375%, 06/01/40	1,835,000	1,918,548

The accompanying notes are an integral part of these financial statements.

GW&K Municipal Enhanced Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Kentucky - 1.7% (continued)
Owen County Waterworks System Revenue, American Water Co. Project, Series 2009 A, 6.250%, 06/01/39	$1,705,000	$1,775,263
Total Kentucky		3,693,811
Louisiana - 2.2%
Louisiana Local Government Environmental Facilities and Community Development Authority Hospital Revenue, Series 2010 A, 5.875%, 10/01/40	4,640,000	4,815,624
Maine - 2.2%
Maine Health & Higher Educational Facilities Authority Revenue, Eastern Maine Medical Center Obligation Group, Series 2013, 5.000%, 07/01/43	5,100,000	4,681,341
Maryland - 1.1%
Maryland State Health & Higher Educational Facilities Authority Revenue, Frederick Memorial Hospital, Series 2012 A, 4.000%, 07/01/38	3,000,000	2,454,300
Massachusetts - 4.1%
Massachusetts Development Finance Agency Revenue, Tufts Medical Center Issue, Series 2011 I, 6.750%, 01/01/36	1,020,000	1,122,898
Massachusetts State Development Finance Agency Revenue, Covanta Energy Project, Series 2012 B, 4.875%, 11/01/42	5,000,000	4,269,050
Massachusetts State Health and Educational Facilities Authority Revenue, Suffolk University, Series 2009 A, 5.750%,
07/01/39	3,360,000	3,456,398
Total Massachusetts		8,848,346
Michigan - 2.3%
Michigan State Hospital Finance Authority Revenue, Henry Ford Health System, Series 2009, 5.750%, 11/15/39	4,765,000	4,849,817
Nebraska - 2.2%
Central Plains Energy Project, Natural Gas Revenue, 5.000%, 09/01/42	5,000,000	4,695,850
New Hampshire - 2.6%
New Hampshire Health and Education Facilities Authority, Southern New Hampshire University, 5.000%, 01/01/42	6,000,000	5,582,040
New Jersey - 7.0%
New Jersey Economic Development Authority, Industrial Revenue, Private Activity - The Goethals Bridge Replacement Project, 5.125%, 01/01/34	2,750,000	2,701,078
New Jersey Economic Development Authority, Industrial Revenue, Private Activity - The Goethals Bridge Replacement Project, 5.375%, 01/01/43	3,000,000	2,916,300
New Jersey Economic Development Authority, Tobacco and Liquor Tax Revenue, 5.000%, 06/15/28	1,345,000	1,346,789
New Jersey Economic Development Authority, UMM Energy Partners, Series 2012 A, 5.125%, 06/15/43	4,400,000	3,954,368
New Jersey Health Care Facilities Financing Authority Revenue and Refunding, Barnabas Health Issue, Series 2011 A,
5.625%, 07/01/32	3,985,000	4,123,837
Total New Jersey		15,042,372
New York - 3.1%
Chautauqua County Industrial Development Agency Exempt Facility Revenue, NRG Dunkirk Power Project, Series 2009,
5.875%, 04/01/42	4,655,000	4,722,265
Port Authority of New York and New Jersey Special Project, JFK International Air Terminal LLC Project, Series 2010,
6.000%, 12/01/42	1,850,000	1,977,909
Total New York		6,700,174
North Dakota - 3.0%
Grand Forks Health Care Revenue, Altru Health System, 5.000%, 12/01/35	6,750,000	6,505,988
Ohio - 3.1%
Butler County Hospital Facilities Revenue, UC Health, Series 2010, 5.500%, 11/01/40	6,500,000	6,532,435

The accompanying notes are an integral part of these financial statements.

GW&K Municipal Enhanced Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Pennsylvania - 4.9%
Lycoming County Authority Health System Revenue, Susquehanna Health System Project, Series 2009 A, 5.750%, 07/01/39	$5,230,000	$5,335,751
Pennsylvania Higher Educational Facilities Authority, La Salle University, 5.000%, 05/01/42	4,000,000	3,807,880
Philadelphia Gas Works Revenue, Ninth Series, 5.250%, 08/01/40	1,350,000	1,342,291
Total Pennsylvania		10,485,922
Tennessee - 1.6%
Johnson City Health and Educational Facilities Board Hospital Revenue, Mountain States Health Alliance, Series 2009 A, 7.750%, 07/01/38	175,000	197,899
Johnson City Health and Educational Facilities Board Hospital Revenue, Mountain States Health Alliance, Series 2012 A, 5.000%, 08/15/42	3,500,000	3,258,500
Total Tennessee		3,456,399
Texas - 13.9%
Central Texas Regional Mobility Authority Senior Lien Revenue, Series 2011, 6.000%, 01/01/41	3,520,000	3,582,163
Central Texas Regional Mobility Authority Senior Lien Revenue, Series A, 5.000%, 01/01/43	2,200,000	1,988,536
Fort Bend County Industrial Development Corp. Industrial Revenue, Series 2012 A, 4.750%, 05/01/38	1,350,000	1,182,249
Grand Parkway Transportation Corp. 1st Tier Toll Revenue, Series A, 5.500%, 04/01/53	5,500,000	5,269,715
Grand Parkway Transportation Corp. Sub Tier Toll Revenue, Series 2013 B, 5.250%, 10/01/51	3,270,000	3,304,498
Gulf Coast Industrial Development Authority, CITGO Petroleum Project, 4.875%, 05/01/25	4,950,000	4,687,501
Love Field Airport Modernization Corp. Revenue, Southwest Airlines Co. - Love Field Modernization Program Project, Series 2010, 5.250%, 11/01/40	3,500,000	3,459,995
Texas Municipal Gas Acquisition & Supply Corp. Gas Supply Revenue, Senior Lien Series 2008 A, 6.250%, 12/15/26	2,210,000	2,523,069
Texas Private Activity Bond Surface Transportation Corp. Revenue, LBJ Infrastructure Group Managed Lanes Project, Series 2010, 7.000%, 06/30/40	3,480,000	3,767,657
Total Texas		29,765,383
Virgin Islands - 2.4%
Virgin Islands Public Finance Authority Matching Fund Loan Notes, Series 2012 A, 5.000%, 10/01/32	5,250,000	5,057,902
Virginia - 3.6%
Chesapeake City Expressway Toll Road Revenue, Series 2012 A, 5.000%, 07/15/47	3,000,000	2,855,040
Industrial Development Authority of Washington County, Virginia, Hospital Revenue, Mountain States Health Alliance, Series 2009 C, 7.750%, 07/01/38	110,000	124,393
Route 460 Funding Corp. Toll Road Revenue, Series 2012 A, 5.125%, 07/01/49	5,315,000	4,829,368
Total Virginia		7,808,801
West Virginia - 2.6%
West Virginia Economic Development Revenue, Appalachian Power Co. Amos Project, Series 2010 A, 5.375%, 12/01/38[4]	5,350,000	5,478,186
Total Municipal Bonds (cost $224,162,571)		211,323,507

	Shares
Short-Term Investments - 0.7%[5]
Fidelity Institutional Money Market Tax Exempt Portfolio, Institutional Class, 0.01%
(cost $1,510,292)	1,510,292	1,510,292
Total Investments - 99.3% (cost $225,672,863)		212,833,799
Other Assets, less Liabilities - 0.7%		1,579,142
Net Assets - 100.0%		$214,412,941

The accompanying notes are an integral part of these financial statements.

GW&K Municipal Bond Fund

Portfolio Manager’s Comments

THE YEAR IN REVIEW

For the year ending December 31, 2013, the GW&K Municipal Bond Fund (Institutional Class) (the “Fund”) returned (2.02)%, outperforming its benchmark, the Barclays Capital Municipal Bond 10-Year Index (the “Index”), which returned (2.17)%.

While much was made of Detroit’s bankruptcy filing and Puerto Rico’s possible descent to junk status, it was the Fed’s May and June comments about reducing its asset purchase program that led to calendar year losses for the municipal market for just the third time since Reagan reformed the tax code in the early 80’s. The taper discussion triggered a stampede out of tax-exempt mutual funds that exceeded in magnitude even the 2010-11 period of outflows that was sparked by the infamous 60 Minutes episode. The heavy selling pressure was met by a buy side that lacked much conviction, as a year-long drop in new issue supply often sapped the market of necessary price guidance. This dynamic disrupted the usual seasonal patterns of supply and demand. Gone was the typical summer rally, September and October experienced rare rate declines and the usual year-end firming was not to be.

With the Fed approaching a historic transition from an emphasis on quantitative easing to a focus on forward guidance, volatility is probably inevitable. But underneath the broader swings in interest rates lies a municipal market that we believe is remarkably healthy considering all the headlines touting the difficult nature of 2013. Credit fundamentals are as solid as they have been in some time. Tax revenues are on the upswing and now exceed pre-recession highs, even after inflation. Expenses have been reined in, due to balanced budget requirements, and rainy day funds are being replenished nationwide. Moody’s revised their outlook on U.S. states to stable in August after more than five years at negative. Even the news out of Detroit isn’t all negative from a bondholder perspective. For the first time ever, a federal bankruptcy judge has explicitly ruled that pension benefits can be impaired through the Chapter 9 process, a key leverage point for an issue that is now receiving the attention it deserves.

While a 1% rise in rates over the course of a year was unnerving for many, the value it created is compelling. Remember, we are less than 18 months removed from a ten-year Treasury rate of 1.39% and a ten-year muni yield of 1.47%, both all-time lows in their respective markets. Now, not only are intermediate yields finally within shouting distance of their ten-year average level, but a significantly higher tax burden, with the expiration of the Bush-era tax cuts and the new Medicare surcharge, increases the importance of the tax-exemption. When you consider that municipals are also trading historically cheap to Treasuries, in some cases even nominally out-yielding them, it is easy to get excited about where we start the year. Investors don’t even need to extend maturities to 20 years to lock in a 7% taxable-equivalent yield on a double-A municipal bond. Even supposing rates drift higher in 2014, which is far from certain, the value proposition offered by municipal bonds demands attention.

The Fund modestly outperformed the Barclays 10-Year Municipal Bond Index for the year. Having no exposure to Puerto Rico related securities was the biggest performance positive (Barclays Puerto Rico Index was down 20% for the year). Our shorter duration relative to the Index also helped performance as rates rose in during the year. The largest detractor all year long was a lower yield than the Index, a direct result of our higher quality bias.

We methodically extended duration in 2013 as a significant rise in interest rates created opportunities along the yield curve. Throughout the year, we focused on selling our shortest maturities (mostly 5-year bonds), which were our best performers. The entire front end of the curve was in high demand this past year as retail investors sought the security of shorter bonds in a period of increasing yields. This flight from duration created a distorted yield curve between 5 and 10 years with the spread between the two hitting 153 basis points by year end (only 10 basis points away from the historical high). We concentrated our purchases on maturities between 8 and 12 years that we felt offered more relative value. Not only were these yields much higher, but the roll-down created by the steep curve offered a total expected return twice that of what we were selling.

In the end, we lengthened duration approximately half a year (from 5.8 to 6.3). This move is consistent with our strategy of locking in higher rates for longer during rising rate periods. And with over 40% of the Portfolio in bonds shorter than the Index, we believe we are well positioned to extend this trade should rates continue to rise. In the meantime, we will keep harvesting carry and roll while making sure we retain the appropriate flexibility should an actionable catalyst materialize.

This commentary reflects the viewpoints of GW&K Investment Management as of December 31, 2013 and is not intended as a forecast or guarantee of future results.

CUMULATIVE TOTAL RETURN PERFORMANCE

GW&K Municipal Bond Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in GW&K Municipal Bond Fund - Service Class on June 30, 2009, to a $10,000 investment made in the Barclays 10-Year Municipal Bond Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

GW&K Municipal Bond Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the GW&K Municipal Bond Fund and the Barclays 10-Year Municipal Bond Index for the same time periods ended December 31, 2013.

	Average Annual Total Returns[1]
	One Year	Since Inception	Inception Date
GW&K Municipal Bond Fund[2,3,4]
Investor Class	(2.59)%	5.14%	6/30/09
Service Class	(2.24)%	5.39%	6/30/09
Institutional Class	(2.02)%	5.69%	6/30/09
Barclays 10-Year Municipal Bond Index[5]	(2.17)%	5.49%	6/30/09	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com. Current net asset values per share for each Fund are available on the Funds’ Web site at www.managersinvest.com.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit our Web site at www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., member FINRA.

†Date	reflects the inception date of the Fund, not the index.
[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2013. All returns are in U.S. dollars ($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall. Issuer of bonds may not be able to meet interest of principal payments when the bonds come due. Factors unique to the municipal bond market may negatively affect the value in municipal bonds.

[4]	Investment income may be subject to certain state and local taxes, and depending on your tax status, the federal alternative minimum tax. Capital gains are not exempt from federal income tax.
[5]

The Barclays 10-Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with a minimum credit rating of Baa by Moody, Unlike the Fund, the Index is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

GW&K Municipal Bond Fund

Fund Snapshots

December 31, 2013

Portfolio Breakdown (unaudited)

Sector	GW&K Municipal Bond Fund**
Transportation	27.6%
Utilities	21.3%
General Obligation	16.1%
Education	10.3%
Tax	8.2%
Public Services	4.9%
Leasing	3.4%
Healthcare	3.0%
Development	2.0%
Other Revenue	1.7%
Recreation	0.4%
Other assets and liabilities	1.1%

Rating	GW&K Municipal Bond Fund**
Aaa	18.5%
Aa	46.2%
A	23.8%
Baa	0.8%
Not Rated	10.7%

**	As a percentage of net assets.

Top Ten Holdings (unaudited)

Security Name	% of Net Assets
District of Columbia Water & Sewer Authority Public Utility Revenue, Sub Lein, Series C, 5.000%, 10/01/24	2.0%
Arizona Transportation Board, Subordinated Highway Revenue, Series 2013 A, 5.000%, 07/01/22	1.7
New York State Dormitory Authority Revenue, State University Facilities, Series A, 5.000%, 07/01/22	1.7
New York State Thruway Authority, General Revenue Junior Indebtedness, Series A, 5.000%, 05/01/19	1.6
Florida State Turnpike Authority Revenue, Department of Transportation, Series A, 5.000%, 07/01/20*	1.5
Washington State Federal Highway Grant, Senior 520 Corridor Program, 5.000%, 09/01/20*	1.5
Florida State Board of Education Capital Outlay, Series 2011 C, 5.000%, 06/01/22*	1.5
Illinois State Sales Tax Revenue, Build Illinois, Junior Obligation, 5.000%, 06/15/23*	1.4
New York State Thruway Authority, Second General Highway & Bridge Trust Fund, Series 2008 B, 5.000%, 04/01/19*	1.3
New York State Dormitory Authority, Personal Income Tax Revenue, Series C, 5.000%, 03/15/22	1.3

Top Ten as a Group	15.5%

*	Top Ten Holding at June 30, 2013

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

GW&K Municipal Bond Fund

Fund Snapshots (continued)

December 31, 2013

State Breakdown (unaudited)

State	% of Net Assets
New York	18.3%
New Jersey	7.6%
California	7.6%
Florida	7.0%
Washington	6.3%
Ohio	5.9%
Illinois	5.9%
Arizona	5.4%
Wisconsin	4.1%
Michigan	4.0%
Massachusetts	3.9%
Kentucky	3.3%
District of Columbia	3.2%
Texas	2.6%
South Carolina	2.2%
Pennsylvania	2.1%
Colorado	2.1%
North Carolina	1.9%
Virginia	1.6%
Nebraska	1.3%
Mississippi	1.0%
Oregon	0.8%
Iowa	0.3%
Maine	0.2%
Vermont	0.2%
Kansas	0.1%
Other Assets and Liabilities	1.1%

100.0%

GW&K Municipal Bond Fund

Schedule of Portfolio Investments

December 31, 2013

	Principal Amount	Value
Municipal Bonds - 98.9%
Arizona - 5.4%
Arizona Transportation Board, Subordinated Highway Revenue, Series 2011 A, 5.000%, 07/01/22	$2,380,000	$2,724,481
Arizona Transportation Board, Subordinated Highway Revenue, Series 2013 A, 5.000%, 07/01/21	1,525,000	1,788,627
Arizona Transportation Board, Subordinated Highway Revenue, Series 2013 A, 5.000%, 07/01/22	4,110,000	4,772,491
Arizona Water Infrastructure Finance Authority Revenue, Series A, 5.000%, 10/01/21	3,010,000	3,552,974
Phoenix Civic Improvement Corp. Junior Lien Water System Revenue, Series 2009 A, 5.000%, 07/01/23	660,000	741,932
Phoenix Civic Improvement Corp. Senior Lien Wastewater System Revenue, Series 2008, 5.500%, 07/01/20	1,045,000	1,211,406
Pima County Sewer Revenue, 5.000%, 07/01/22 (AGM Insured)[3]	690,000	771,220
Total Arizona		15,563,131
California - 7.6%
California State Economic Recovery, Series 2009 A, 5.000%, 07/01/20	2,755,000	3,218,942
California State Health Facilities Financing Authority Revenue, Saint Joseph Health System, Series A, 5.000%, 07/01/27	1,200,000	1,281,252
California State Public Works Board Lease Revenue, California Community Colleges, Series 2007 B, 5.000%, 03/01/21 (FGIC Insured)[3]	215,000	232,142
California State Public Works Board Lease Revenue, California State Prison Project, Series 2011 C, 5.250%, 10/01/22	1,000,000	1,135,050
California State Public Works Board Lease Revenue, Department of General Services, Series 2009 A, 5.000%, 04/01/20	250,000	281,532
California State Tax Exempt General Obligation, 5.000%, 02/01/23	2,135,000	2,406,593
California State Tax Exempt General Obligation, 5.000%, 09/01/25	1,750,000	1,929,953
California State Tax Exempt General Obligation, 5.250%, 09/01/23	1,730,000	1,966,681
East Bay Municipal Utility District, Water Revenue, Series 2012 B, 5.000%, 06/01/19	2,050,000	2,429,188
Los Angeles County Metropolitan Transportation Authority, Series 2013 A, 5.000%, 07/01/20	3,070,000	3,664,720
Los Angeles Unified School District General Obligation, Series 2007 H, 5.000%, 07/01/21 (AGM Insured)[3]	1,515,000	1,669,272
Orange County Transportation Authority Toll Road Revenue, Senior Lien-91 Express Lanes, 5.000%, 08/15/21	1,080,000	1,243,372
Southern California Public Power Authority, Southern Transmission Project, Series 2008 B, 6.000%, 07/01/27	205,000	238,009
Total California		21,696,706
Colorado - 2.1%
Colorado Health Facilities Authority Revenue, Sisters of Charity of Leavenworth Health System, Series 2010 B, 5.000%, 01/01/23	250,000	272,205
Denver City & County Co. Airport Revenue, Series B, 5.000%, 11/15/24	2,750,000	2,997,830
Regional Transportation District County COPS, Series A, 5.000%, 06/01/24 (FGIC Insured)[3]	2,500,000	2,741,450
Total Colorado		6,011,485
District of Columbia - 3.2%
District of Columbia Public Improvements General Obligation, Series A, 5.000%, 06/01/20	3,010,000	3,509,359
District of Columbia Water & Sewer Authority Public Utility Revenue, Sub Lein, Series C, 5.000%, 10/01/24	5,000,000	5,672,800
Total District of Columbia		9,182,159
Florida - 7.0%
Florida State Board of Education Capital Outlay, Series 2008 C, 5.000%, 06/01/22	795,000	897,563
Florida State Board of Education Capital Outlay, Series 2011 C, 5.000%, 06/01/22	3,655,000	4,221,452
Florida State Turnpike Authority Revenue, Department of Transportation, Series A, 5.000%, 07/01/20	3,750,000	4,356,825
JEA Water and Sewer System Revenue, Series 2012 A, 5.000%, 10/01/24	1,660,000	1,848,161
Miami-Dade County Aviation Revenue, Miami International Airport, Series 2010 A-1, 5.500%, 10/01/26	375,000	412,084

The accompanying notes are an integral part of these financial statements.

GW&K Municipal Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Florida - 7.0% (continued)
Miami-Dade County Aviation Revenue, Miami International Airport, Series 2010 B, 5.000%, 10/01/22 (AGM Insured)[3]	$530,000	$586,021
Orlando Utilities Commission Utility System Revenue, Series 2010 C, 5.000%, 10/01/20	800,000	932,960
Orlando Utilities Commission Utility System Revenue, Series 2011 B, 5.000%, 10/01/19	710,000	831,161
Reedy Creek Improvement District, Utility Revenue, Series 1, 5.000%, 10/01/25	2,000,000	2,181,760
Tampa Bay Regional Water Supply Authority Revenue, 5.000%, 10/01/19	1,610,000	1,892,426
Tampa Bay Regional Water Supply Authority Revenue, Series 2011 B, 5.000%, 10/01/19	1,550,000	1,818,196
Total Florida		19,978,609
Illinois - 5.9%
Chicago O’Hare International Airport Revenue, Series 2011 B, 5.000%, 01/01/22	345,000	380,645
Chicago O’Hare International Airport Revenue, Senior Lein, Series B, 5.000%, 01/01/23	3,150,000	3,427,956
Chicago Second Lien Water Revenue, Series 2010 A, 5.000%, 11/01/22	315,000	338,288
Chicago Transit Authority Capital Grants Revenue, Series 2006 A, Federal Section 5307 Funds, 5.000%, 06/01/17 (AMBAC Insured)[3]	1,090,000	1,183,358
Chicago Waterworks Revenue, 5.000%, 11/01/22	1,730,000	1,944,918
Illinois Regional Transportation Authority General Obligation, Series 2003 A, 5.500%, 07/01/21 (FGIC Insured)[3]	335,000	387,136
Illinois State Sales Tax Revenue, Build Illinois, Junior Obligation, 5.000%, 06/15/23	3,520,000	3,950,355
Illinois State Sales Tax Revenue, Build Illinois, Series 2009 B, 5.000%, 06/15/20	305,000	348,231
Illinois State Sales Tax Revenue, Build Illinois, Series 2009 B, 5.000%, 06/15/21	795,000	889,939
Illinois State Unemployment Insurance, Series 2012 B, 5.000%, 12/15/18	1,500,000	1,634,835
Metropolitan Pier and Exposition Authority Revenue, McCormick Place Expansion Project, Series 2012 B, 5.000%, 12/15/22	2,055,000	2,315,081
Total Illinois		16,800,742
Iowa - 0.3%
Iowa Special Obligation, Prison Infrastructure Fund, Series 2010, 5.000%, 06/15/21	665,000	762,489
Kansas - 0.1%
Kansas Development Finance Authority Revenue, Series 2004 A, 5.000%, 04/01/19 (FGIC Insured)[3]	410,000	418,840
Kentucky - 3.3%
Kentucky Infrastructure Authority, Wastewater & Drinking Water, Series A, 5.000%, 02/01/22	3,225,000	3,715,587
Kentucky State Asset/Liability Commission Agency Fund Revenue, Project NTS-Federal Highway Trust 1st, Series A, 5.250%, 09/01/22	1,500,000	1,722,195
Kentucky State Asset/Liability Commission Agency Fund Revenue, Project NTS-Federal Highway Trust 1st, Series A, 5.250%, 09/01/24	1,515,000	1,721,207
Kentucky State Property & Buildings Commission Revenue, Series 2009 A, 5.000%, 08/01/19	570,000	660,146
Kentucky Turnpike Authority Revenue, Revitalization Projects, Series 2012 A, 5.000%, 07/01/19	1,500,000	1,741,170
Total Kentucky		9,560,305
Maine - 0.2%
Maine Municipal Bond Bank Transportation Infrastructure Revenue, Series 2009 A, 5.000%, 09/01/22	635,000	707,898
Massachusetts - 3.9%
Massachusetts State Bay Transportation Authority Sales Tax Revenue, Series 2004 C, 5.500%, 07/01/23	1,750,000	2,126,880
Massachusetts State Development Finance Agency Revenue, Boston College, Series S, 5.000%, 07/01/23	2,895,000	3,359,561
Massachusetts State Health & Educational Facilities Authority Revenue, Northeastern University, Series 2008 T-1, 5.000%, 10/01/24	1,655,000	1,824,654

The accompanying notes are an integral part of these financial statements.

GW&K Municipal Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Massachusetts - 3.9% (continued)
Massachusetts State School Building Authority Sales Tax Revenue, Series 2012 A, 5.000%, 08/15/21	$2,710,000	$3,185,361
Massachusetts State Water Resources Authority, Series 2009 B, 5.000%, 08/01/21	650,000	746,740
Total Massachusetts		11,243,196
Michigan - 4.0%
Michigan Finance Authority Revenue, Unemployment Obligation, Series 2012 B, 5.000%, 07/01/20	1,880,000	2,172,716
Michigan Finance Authority Revenue, Unemployment Obligation, Series 2012 B, 5.000%, 07/01/22	3,475,000	3,784,970
Michigan State Trunk Line Fund, Series 2006, 5.000%, 09/01/19 (AGM Insured)[3]	3,015,000	3,218,332
Michigan State Trunk Line Fund, Series 2006, 5.000%, 11/01/19 (FGIC Insured)[3]	1,105,000	1,223,997
Michigan Strategic Fund Limited Obligation Revenue, Cadillac Place Office Building Project, Series 2011, 5.250%, 10/15/23	1,000,000	1,093,940
Total Michigan		11,493,955
Mississippi - 1.0%
Mississippi Development Bank Special Obligation, Madison County Highway Project, Series C, 5.000%, 01/01/22	2,585,000	2,941,859
Nebraska - 1.3%
Nebraska Public Power District Revenue, Series 2012 B, 5.000%, 01/01/20	2,020,000	2,325,808
Nebraska Public Power District Revenue, Series 2012 C, 5.000%, 01/01/21	1,250,000	1,389,938
Total Nebraska		3,715,746
New Jersey - 7.6%
New Jersey Economic Development Authority Lease Reveue, Rutgers University, 5.000%, 06/15/23	1,375,000	1,564,475
New Jersey Economic Development Authority, Schools Facilities Construction, Series 2013 NN, 5.000%, 03/01/21	1,910,000	2,172,644
New Jersey Economic Development Authority, Schools Facilities Construction, Series NN, 5.000%, 03/01/26	2,550,000	2,770,192
New Jersey Economic Development Authority, Tobacco and Liquor Tax Revenue, 5.000%, 06/15/20	2,000,000	2,201,900
New Jersey State Turnpike Authority Revenue, Series 2012 B, 5.000%, 01/01/24	2,650,000	2,965,032
New Jersey State Turnpike Authority Revenue, Series A, 5.000%, 01/01/24	1,900,000	2,122,452
New Jersey Transportation Trust Fund Authority, Series 2003 B, 5.250%, 12/15/19	1,060,000	1,237,847
New Jersey Transportation Trust Fund Authority, Series 2011 A, 5.250%, 06/15/24	1,165,000	1,280,708
New Jersey Transportation Trust Fund Authority, Series 2011 B, 5.250%, 06/15/23	1,550,000	1,739,271
Rutgers The State University of New Jersey, Series J, 5.000%, 05/01/24	3,325,000	3,803,866
Total New Jersey		21,858,387
New York - 18.3%
Long Island Power Authority, Series 2012 B, 5.000%, 09/01/23	1,510,000	1,669,456
Metropolitan Transportation Authority Dedicated Tax Fund, Series A, 5.250%, 11/15/26	2,090,000	2,309,972
Metropolitan Transportation Authority Revenue, Series 2012 A, 5.000%, 11/15/23	2,275,000	2,594,251
New York City General Obligation, Series 2008 B-1, 5.250%, 09/01/20	2,165,000	2,482,844
New York City General Obligation, Series 2013 H, 5.000%, 08/01/25	2,070,000	2,315,419
New York City General Obligation, Series E, 5.250%, 08/01/22	3,000,000	3,494,760
New York City Health & Hospital Corp., 5.000%, 02/15/23	1,000,000	1,122,730
New York City Transitional Finance Authority Building Aid Revenue, Series 2008 S-1, 5.000%, 01/15/20	150,000	168,308
New York City Transitional Finance Authority Future Tax Secured Revenue, Series H, 5.000%, 11/01/21	3,000,000	3,494,850
New York State Dormitory Authority Revenue, State University Dormitory Facilities Issue, Series 2011 A, 5.000%, 07/01/21	1,165,000	1,354,080
New York State Dormitory Authority Revenue, State University Facilities, Series A, 5.000%, 07/01/22	4,180,000	4,755,252
New York State Dormitory Authority, Personal Income Tax Revenue, Series C, 5.000%, 03/15/22	3,320,000	3,806,612
New York State Thruway Authority, General Revenue Junior Indebtedness, Series A, 5.000%, 05/01/19	4,000,000	4,593,880

The accompanying notes are an integral part of these financial statements.

GW&K Municipal Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
New York - 18.3% (continued)
New York State Thruway Authority, Personal Income Tax Revenue, Series A, 5.000%, 03/15/24	$1,000,000	$1,140,600
New York State Thruway Authority, Second General Highway & Bridge Trust Fund, Series 2008 B, 5.000%, 04/01/19	3,355,000	3,891,498
New York State Thruway Authority, Second General Highway & Bridge Trust Fund, Series 2008 B, 5.000%, 04/01/22	675,000	758,248
New York State Thruway Authority, Series 2012 I, 5.000%, 01/01/21	2,770,000	3,163,672
Sales Tax Asset Receivable Corp., Series 2004 A, 5.250%, 10/15/19 (National Insured)[3]	2,000,000	2,075,920
Triborough Bridge & Tunnel Authority Revenue, Series 2013 A, 5.000%, 11/15/22	1,520,000	1,737,102
Triborough Bridge & Tunnel Authority Revenue, Series 2013 B, 5.000%, 11/15/21	1,525,000	1,777,677
Utility Debt Securitization Authority, Series TE, 5.000%, 12/15/28	3,200,000	3,585,760
Total New York		52,292,891
North Carolina - 1.9%
North Carolina Eastern Municipal Power Agency, Series 2012 D, 5.000%, 01/01/23	3,000,000	3,344,220
North Carolina Municipal Power Agency Number 1, Catawba Electric Revenue, Series 2009 C, 5.000%, 01/01/21	290,000	321,920
North Carolina Municipal Power Agency Number 1, Catawba Electric Revenue, Series 2012 A, 5.000%, 01/01/19	1,450,000	1,668,834
Total North Carolina		5,334,974
Ohio - 5.9%
American Municipal Power, Inc., 5.000%, 02/15/23	2,500,000	2,753,375
Cleveland Department of Public Utilities Division of Water, Series A, 5.000%, 01/01/22	3,000,000	3,474,030
Miami University, General Receipts Revenue, Series 2011, 5.000%, 09/01/22	1,000,000	1,134,350
Ohio State Adult Correctional Building Fund Project, Series 2013, 5.000%, 10/01/21	2,200,000	2,527,866
Ohio State General Obligation, Series 2012 A, 5.000%, 09/15/21	1,395,000	1,638,916
Ohio State University, Series A, 5.000%, 12/01/20	2,570,000	2,953,958
Ohio State Water Development Authority, 5.000%, 06/01/23	2,020,000	2,376,247
Total Ohio		16,858,742
Oregon - 0.8%
Oregon State Facilities Authority, Legacy Health Project, Series 2011 A, 5.250%, 05/01/19	1,050,000	1,196,318
Tri-County Metro Transportation District of Capital Grant Receipt Revenue, Series 2011 A, 5.000%, 10/01/19	1,030,000	1,179,206
Total Oregon		2,375,524
Pennsylvania - 2.1%
Monroeville Finance Authority, University of Pittsburgh Medical Center, 5.000%, 02/15/22	1,330,000	1,475,675
Pennsylvania Economic Development Financing Authority Revenue, Series 2012 B, 5.000%, 07/01/21	2,245,000	2,520,125
Pennsylvania Intergovernmental Cooperation Authority Special Tax Revenue, Philadelphia Funding Program, Series 2010, 5.000%, 06/15/19	465,000	539,967
Pennsylvania State Higher Educational Facilities Authority Revenue, Series 2009 A, 5.250%, 08/15/21	310,000	346,087
Saint Mary Hospital Authority Health System Revenue, Catholic Health East, Series A, 5.000%, 11/15/26	1,100,000	1,156,749
Total Pennsylvania		6,038,603
South Carolina - 2.2%
South Carolina Transportation Infrastructure Bank, Series 2012 A, 5.000%, 10/01/21	2,405,000	2,736,553
South Carolina Transportation Infrastructure Bank, Series B, 5.000%, 10/01/21	3,080,000	3,509,167
Total South Carolina		6,245,720
Texas - 2.6%
Austin Water & Wastewater System Revenue, Series A, 5.000%, 11/15/22	2,750,000	3,198,195
Texas A&M University, Series D, 5.000%, 05/15/21	1,500,000	1,775,190
Texas State Transportation Commission Mobility Fund, 5.000%, 04/01/21	290,000	319,594

The accompanying notes are an integral part of these financial statements.

GW&K Municipal Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Texas - 2.6% (continued)
Texas Tech University, Series 2012 A, 5.000%, 08/15/19	$1,190,000	$1,388,099
Texas Water Financial Assistance, Series 2008 A, 5.000%, 08/01/22	615,000	700,516
Total Texas		7,381,594
Vermont - 0.2%
Vermont Municipal Bond Bank, Series 2009 1, 5.000%, 12/01/21	400,000	454,320
Virginia - 1.6%
Virginia College Building Authority, Educational Facilities Authority Revenue, 21ST Century College & Equipment
Programs, Series B, 5.000%, 02/01/23	2,260,000	2,604,514
Virginia College Building Authority, Series 2010 B, 5.000%, 09/01/19	1,695,000	1,985,252
Total Virginia		4,589,766
Washington - 6.3%
Energy Northwest Washington Electric Revenue, Columbia Generating Station, Series 2012 A, 5.000%, 07/01/21	1,265,000	1,478,975
Grant County Public Utility District No. 2, Electric System Revenue, Series 2011 I, 5.000%, 01/01/20	1,065,000	1,228,808
Port of Seattle Revenue, Series 2012 A, 5.000%, 08/01/23	3,055,000	3,434,981
Snohomish County Public Utility District No. 1 Revenue, Series 2010 A, 5.000%, 12/01/19	1,050,000	1,222,001
Spokane Public Facilities District, Series B, 5.000%, 12/01/20	1,000,000	1,131,160
Washington Health Care Facilities Authority Revenue, Providence Health Services, Series 2012 A, 5.000%, 10/01/21	1,500,000	1,709,010
Washington State Federal Highway Grant, Senior 520 Corridor Program, 5.000%, 09/01/20	3,665,000	4,228,750
Washington State General Obligation, Motor Fuel Tax Revenue, Series 2012 E, 5.000%, 02/01/21	3,000,000	3,511,290
Total Washington		17,944,975
Wisconsin - 4.1%
Wisconsin State General Obligation, Series 1, 5.000%, 05/01/20	3,000,000	3,498,720
Wisconsin State General Obligation, Series 2, 5.000%, 05/01/23	1,960,000	2,257,802
Wisconsin State General Obligation, Series 2, 5.000%, 05/01/24	3,170,000	3,618,935
Wisconsin State General Obligation, Series C, 5.000%, 05/01/23	2,235,000	2,516,543
Total Wisconsin		11,892,000
Total Municipal Bonds (cost $287,422,312)		283,344,616
	Shares
Short-Term Investments - 0.6%[5]
Fidelity Institutional Money Market Tax Exempt Portfolio, Institutional Class, 0.01% (cost $1,635,366)	1,635,366	1,635,366
Total Investments - 99.5% (cost $289,057,678)		284,979,982
Other Assets, less Liabilities - 0.5%		1,409,846
Net Assets - 100.0%		$286,389,828

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At December 31, 2013, the approximate cost of investments for Federal income tax purposes and the aggregate gross unrealized appreciation and/or depreciation based on tax cost were:

Fund	Cost	Appreciation	Depreciation	Net
GW&K Small Cap Equity Fund	$211,790,861	$73,134,281	$(1,696,033)	$71,438,248
GW&K Municipal Enhanced Yield Fund	225,760,694	932,387	(13,859,282)	(12,926,895)
GW&K Municipal Bond Fund	289,057,678	1,865,124	(5,942,820)	(4,077,696)

*	Non-income producing security.
(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2013, the value of these securities amounted to the following:

Fund	Market Value	% of Net Assets
GW&K Municipal Enhanced Yield Fund	$50,706	0.02%

[1]	Some or all of these shares were out on loan to various brokers as of December 31, 2013, amounting to:

Fund	Market Value	% of Net Assets
GW&K Small Cap Equity Fund	$9,932,569	3.6%

[2]	Collateral received from brokers for securities lending was invested in these short-term investments.
[3]	Securities in the portfolio backed by insurance of financial institutions and financial guaranty assurance agencies. At December 31, 2013, the value of these securities amounted to the following:

Fund	Market Value	% of Net Assets
GW&K Municipal Enhanced Yield Fund	$5,152,799	2.4%
GW&K Municipal Bond Fund	14,507,688	5.1%

[4]	Variable Rate Security. The rate listed is as of December 31, 2013, and is periodically reset subject to terms and conditions set forth in the debenture.
[5]	Yield shown represents the December 31, 2013, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The following table summarizes the inputs used to value the Funds’ net assets by the fair value hierarchy levels as of December 31, 2013: (See Note 1(a) in the Notes to the Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
GW&K Small Cap Equity Fund
Investments in Securities
Common Stocks†	$272,972,706	—	—	$272,972,706
Short-Term Investments
Repurchase Agreements	—	$10,256,403	—	10,256,403

Total Investments in Securities	$272,972,706	$10,256,403	—	$283,229,109

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
GW&K Municipal Enhanced Yield Fund
Investments in Securities
Municipal Bonds††	—	$211,323,507	—	$211,323,507
Short-Term Investments	$1,510,292	—	—	1,510,292

Total Investments in Securities	$1,510,292	$211,323,507	—	$212,833,799

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
GW&K Municipal Bond Fund
Investments in Securities
Municipal Bonds††	—	$283,344,616	—	$283,344,616
Short-Term Investments	$1,635,366	—	—	1,635,366

Total Investments in Securities	$1,635,366	$283,344,616	—	$284,979,982

†

All common stocks held in the Funds are Level 1 securities. For a detailed breakout of the common stocks by major industry classification, please refer to the respective Schedule of Portfolio Investments.

††	All municipal bonds held in the Fund are Level 2 securities. For a detailed breakout of the bonds by major classification, please refer to the respective Schedule of Portfolio Investments.

As of December 31, 2013, the Funds had no transfers between levels from the beginning of the reporting period.

Investments Definitions and Abbreviations:

AMBAC:	Ambac Assurance Corp.
AGM:	Assured Guaranty Municipal Corp.
COPS:	Certificates of Participation
FGIC:	Financial Guaranty Insurance Company
National:	National Public Finance Guarantee Corp.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

December 31, 2013

	GW&K Small Cap Equity Fund	GW&K Municipal Enhanced Yield Fund	GW&K Municipal Bond Fund
Assets:
Investments at value* (including securities on loan valued at $9,932,569, $0 and $0, respectively)	$283,229,109	$212,833,799	$284,979,982
Receivable for investments sold	2,418,585	3,872,140	—
Receivable for Fund shares sold	1,013,523	31,916	2,900,187
Dividends, interest and other receivables	226,490	3,036,347	3,654,285
Receivable from affiliate	49,670	4,310	120,301
Prepaid expenses	16,748	14,637	27,891
Total assets	286,954,125	219,793,149	291,682,646
Liabilities:
Payable upon return of securities loaned	10,256,403	—	—
Payable to affiliate for interfund lending	1,273,975	—	—
Payable for Fund shares repurchased	442,110	1,164,721	1,607,182
Payable for investments purchased	—	4,044,770	3,477,864
Accrued expenses:
Investment advisory and management fees	174,589	95,105	84,707
Administrative fees	58,196	30,433	60,505
Shareholder service fees - Investor Class	8,811	9,657	—
Shareholder service fees - Service Class	5,893	—	—
Distribution fees - Investor Class	14,684	1,929	5,924
Trustees fees and expenses	86	364	331
Other	37,061	33,229	56,305
Total liabilities	12,271,808	5,380,208	5,292,818

Net Assets	$274,682,317	$214,412,941	$286,389,828

Net Assets Represent:
Paid-in capital	$201,648,843	$232,073,092	$290,238,767
Undistributed net investment income	—	2,018	38,756
Accumulated net realized gain (loss) from investments	1,696,336	(4,823,105)	190,001
Net unrealized appreciation (depreciation) of investments	71,337,138	(12,839,064)	(4,077,696)
Net Assets	$274,682,317	$214,412,941	$286,389,828
Investor Class:
Net Assets	$69,991,966	$8,030,266	$28,655,156
Shares outstanding	2,875,370	894,161	2,599,224
Net asset value, offering and redemption price per share	$24.34	$8.98	$11.02
Service Class:
Net Assets	$35,836,090	$5,222,124	$53,023,852
Shares outstanding	1,467,341	581,434	4,802,364
Net asset value, offering and redemption price per share	$24.42	$8.98	$11.04
Institutional Class:
Net Assets	$168,854,261	$201,160,551	$204,710,820
Shares outstanding	6,894,365	22,427,514	18,481,591
Net asset value, offering and redemption price per share	$24.49	$8.97	$11.08

* Investments at cost	$211,891,971	$225,672,863	$289,057,678

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the year ended December 31, 2013

	GW&K Small Cap Equity Fund	GW&K Municipal Enhanced Yield Fund	GW&K Municipal Bond Fund
Investment Income:
Dividend income	$2,005,981 [1]	$782	$2,702
Securities lending income	28,130	—	—
Interest income	220	13,668,914	5,662,419
Foreign withholding tax	(5,564)	—	—
Total investment income	2,028,767	13,669,696	5,665,121
Expenses:
Investment advisory and management fees	1,461,377	1,443,398	837,255
Administrative fees	487,125	721,699	598,040
Distribution fees - Investor Class	107,898	43,610	66,478
Shareholder servicing fees - Investor Class	66,628	36,230	53,175
Shareholder servicing fees - Service Class	38,401	6,131	72,542
Registration fees	41,191	48,276	58,930
Extraordinary expense	33,614	66,166	47,493
Custodian	31,912	35,824	40,978
Professional fees	22,581	34,144	56,079
Transfer agent	16,439	11,410	24,676
Reports to shareholders	14,566	17,226	12,944
Trustees fees and expenses	7,545	14,960	9,174
Miscellaneous	20,780	19,912	27,570
Total expenses before offsets	2,350,057	2,498,986	1,905,334
Fee waivers	—	(279,321)	—
Expense reimbursements	(252,382)	(219,146)	(852,297)
Net expenses	2,097,675	2,000,519	1,053,037

Net investment income (loss)	(68,908)	11,669,177	4,612,084
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	11,109,017	(4,821,153)	657,968
Net change in unrealized appreciation (depreciation) of investments	56,941,446	(32,073,071)	(10,012,903)
Net realized and unrealized gain (loss)	68,050,463	(36,894,224)	(9,354,935)

Net increase (decrease) in net assets resulting from operations	$67,981,555	$(25,225,047)	$(4,742,851)

[1]	Includes non-recurring dividends of $150,742.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

For the year ended December 31,

	GW&K Small Cap Equity Fund		GW&K Municipal Enhanced Yield Fund		GW&K Municipal Bond Fund
	2013	2012	2013	2012	2013	2012
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$(68,908)	$656,928	$11,669,177	$10,999,460	$4,612,084	$2,657,515
Net realized gain (loss) on investments	11,109,017	3,066,368	(4,821,153)	8,829,283	657,968	1,765,674
Net change in unrealized appreciation (depreciation) of investments	56,941,446	7,281,066	(32,073,071)	13,383,732	(10,012,903)	2,284,271
Net increase (decrease) in net assets resulting from operations	67,981,555	11,004,362	(25,225,047)	33,212,475	(4,742,851)	6,707,460
Distributions to Shareholders:
From net investment income:
Investor Class	—	(65,727)	(621,586)	(513,605)	(403,081)	(267,731)
Service Class	—	(59,475)	(210,911)	(212,503)	(769,786)	(566,171)
Institutional Class	—	(515,623)	(10,832,659)	(10,293,393)	(3,400,461)	(1,840,234)
From net realized gain on investments:
Investor Class	(2,426,685)	(284,897)	(63,080)	(489,470)	(109,207)	(151,342)
Service Class	(1,256,478)	(254,894)	(39,281)	(151,088)	(216,679)	(238,541)
Institutional Class	(6,070,507)	(1,519,282)	(1,529,874)	(6,843,897)	(787,354)	(819,406)
Total distributions to shareholders	(9,753,670)	(2,699,898)	(13,297,391)	(18,503,956)	(5,686,568)	(3,883,425)
Capital Share Transactions:[1]
Net increase (decrease) from capital share transactions	112,022,616	33,345,856	(69,861,782)	162,004,508	117,040,476	113,453,160
Total increase (decrease) in net assets	170,250,501	41,650,320	(108,384,220)	176,713,027	106,611,057	116,277,195
Net Assets:
Beginning of year	104,431,816	62,781,496	322,797,161	146,084,134	179,778,771	63,501,576
End of year	$274,682,317	$104,431,816	$214,412,941	$322,797,161	$286,389,828	$179,778,771
End of year undistributed net investment income	—	—	$2,018	—	$38,756	—

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

GW&K Small Cap Equity Fund

Financial Highlights

For a share outstanding throughout each period

	For the year ended December 31,
Investor Class	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$17.72	$15.87	$15.64	$12.05	$9.10
Income from Investment Operations:
Net investment income (loss)[1]	(0.07)[14]	0.14 [4]	(0.02)	0.01	0.09
Net realized and unrealized gain on investments[1]	7.56	2.15	0.25	3.58	2.86
Total from investment operations	7.49	2.29	0.23	3.59	2.95
Distributions to Shareholders from:
Net investment income	—	(0.08)	—	(0.00)[5]	—
Net realized gain on investments	(0.87)	(0.36)	—	—	—
Total distributions to shareholders	(0.87)	(0.44)	—	(0.00)[5]	—
Net Asset Value, End of Year	$24.34	$17.72	$15.87	$15.64	$12.05
Total Return[2]	42.26%	14.45%	1.47%	29.81%	32.42%[6]
Ratio of net expenses to average net assets (with offsets/reductions)	1.37%[7]	1.41%[8]	1.39%	1.42%	1.22%
Ratio of expenses to average net assets (with offsets)	1.37%[7]	1.41%[8]	1.39%	1.42%	1.22%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.50%[7]	1.62%[8]	1.71%	1.84%	1.70%
Ratio of net investment income (loss) to average net assets[2]	(0.32)%[7]	0.78%[8]	(0.14)%	0.07%	1.02%
Portfolio turnover	19%	14%	25%	19%	109%
Net assets at end of year (000’s omitted)	$69,992	$14,707	$3,349	$1,914	$1,260

	For the year ended December 31,				For the period ended December 31, 2009*
Service Class	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$17.73	$15.85	$15.59	$12.01	$10.65
Income from Investment Operations:
Net investment income (loss)[1]	(0.02)[14]	0.06 [4]	0.01	0.04	0.02
Net realized and unrealized gain on investments[1]	7.58	2.26	0.25	3.56	1.42
Total from investment operations	7.56	2.32	0.26	3.60	1.44
Distributions to Shareholders from:
Net investment income	—	(0.08)	—	(0.02)	(0.08)
Net realized gain on investments	(0.87)	(0.36)	—	—	—
Total distributions to shareholders	(0.87)	(0.44)	—	(0.02)	(0.08)
Net Asset Value, End of Period	$24.42	$17.73	$15.85	$15.59	$12.01
Total Return[2]	42.64%[6]	14.67%[6]	1.67%[6]	30.01%[6]	13.46%[15]
Ratio of net expenses to average net assets (with offsets/reductions)	1.13%[7]	1.20%[8]	1.20%	1.20%	1.17%[16]
Ratio of expenses to average net assets (with offsets)	1.13%[7]	1.20%[8]	1.20%	1.20%	1.17%[16]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.26%[7]	1.41%[8]	1.52%	1.62%	1.53%[16]
Ratio of net investment income (loss) to average net assets[2]	(0.09)%[7]	0.44%[8]	0.04%	0.30%	0.43%[16]
Portfolio turnover	19%	14%	25%	19%	109%
Net assets at end of period (000’s omitted)	$35,836	$13,052	$19,007	$18,788	$15,382

GW&K Small Cap Equity Fund

Financial Highlights

For a share outstanding throughout each period

	For the year ended December 31,				For the period ended December 31, 2009*
Institutional Class	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$17.76	$15.87	$15.59	$12.01	$10.65
Income from Investment Operations:
Net investment income[1]	0.02 [14]	0.14 [4]	0.05	0.07	0.03
Net realized and unrealized gain on investments[1]	7.58	2.23	0.25	3.57	1.41
Total from investment operations	7.60	2.37	0.30	3.64	1.44
Distributions to Shareholders from:
Net investment income	—	(0.12)	(0.02)	(0.06)	(0.08)
Net realized gain on investments	(0.87)	(0.36)	—	—	—
Total distributions to shareholders	(0.87)	(0.48)	(0.02)	(0.06)	(0.08)
Net Asset Value, End of Period	$24.49	$17.76	$15.87	$15.59	$12.01
Total Return[2]	42.81%[6]	14.97%[6]	1.90%	30.28%	13.56%[15]
Ratio of net expenses to average net assets (with offsets/reductions)	0.97%[7]	0.96%[8]	0.95%	0.95%	0.95%[16]
Ratio of expenses to average net assets (with offsets)	0.97%[7]	0.96%[8]	0.95%	0.95%	0.95%[16]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.10%[7]	1.17%[8]	1.27%	1.37%	1.32%[16]
Ratio of net investment income to average net assets[2]	0.07%[7]	0.84%[8]	0.30%	0.55%	0.62%[16]
Portfolio turnover	19%	14%	25%	19%	109%
Net assets at end of period (000’s omitted)	$168,854	$76,673	$40,425	$17,941	$9,995

GW&K Municipal Enhanced Yield Fund

Financial Highlights

For a share outstanding throughout each period

	For the year ended December 31,				For the period ended December 31, 2009*
Investor Class	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.24	$9.55	$8.79	$8.81	$8.23
Income from Investment Operations:
Net investment income	0.35 [1]	0.36 [1]	0.37 [1]	0.37	0.18
Net realized and unrealized gain (loss) on investments	(1.18)[1]	0.93 [1]	0.78 [1]	(0.03)	0.60
Total from investment operations	(0.83)	1.29	1.15	0.34	0.78
Distributions to Shareholders from:
Net investment income	(0.36)	(0.36)	(0.37)	(0.36)	(0.20)
Net realized gain on investments	(0.07)	(0.24)	(0.02)	—	—
Total distributions to shareholders	(0.43)	(0.60)	(0.39)	(0.36)	(0.20)
Net Asset Value, End of Period	$8.98	$10.24	$9.55	$8.79	$8.81
Total Return[2]	(8.27)%[6]	13.69%[6]	13.48%	3.81%	9.51%[15]
Ratio of net expenses to average net assets (with offsets/reductions)	1.12%[9]	1.07%[10]	1.17%[11]	1.27%	1.04%[16]
Ratio of expenses to average net assets (with offsets)	1.12%[9]	1.07%[10]	1.17%[11]	1.27%	1.04%[16]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.30%[9]	1.27%[10]	1.40%	1.57%	1.56%[16]
Ratio of net investment income to average net assets[2]	3.58%[9]	3.53%[10]	4.02%	4.10%	4.52%[16]
Portfolio turnover	52%	70%	31%	50%	82%
Net assets at end of period (000’s omitted)	$8,030	$21,413	$5,689	$557	$125

	For the year ended December 31,				For the period ended December 31, 2009*
Service Class	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.23	$9.54	$8.79	$8.81	$8.23
Income from Investment Operations:
Net investment income	0.38 [1]	0.38 [1]	0.40 [1]	0.39	0.21
Net realized and unrealized gain (loss) on investments	(1.18)[1]	0.93 [1]	0.77 [1]	(0.02)	0.58
Total from investment operations	(0.80)	1.31	1.17	0.37	0.79
Distributions to Shareholders from:
Net investment income	(0.38)	(0.38)	(0.40)	(0.39)	(0.21)
Net realized gain on investments	(0.07)	(0.24)	(0.02)	—	—
Total distributions to shareholders	(0.45)	(0.62)	(0.42)	(0.39)	(0.21)
Net Asset Value, End of Period	$8.98	$10.23	$9.54	$8.79	$8.81
Total Return[2]	(7.95)%	13.90%	13.65%	4.09%	9.62%[15]
Ratio of net expenses to average net assets (with offsets/reductions)	0.78%[9]	0.86%[10]	0.94%[11]	1.01%	0.79%[16]
Ratio of expenses to average net assets (with offsets)	0.78%[9]	0.86%[10]	0.94%[11]	1.01%	0.79%[16]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.96%[9]	1.06%[10]	1.16%	1.31%	1.31%[16]
Ratio of net investment income to average net assets[2]	3.99%[9]	3.74%[10]	4.48%	4.36%	4.77%[16]
Portfolio turnover	52%	70%	31%	50%	82%
Net assets at end of period (000’s omitted)	$5,222	$6,401	$2,145	$1,181	$11

GW&K Municipal Enhanced Yield Fund

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
Institutional Class	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$10.22	$9.53	$8.78	$8.81	$6.70
Income from Investment Operations:
Net investment income	0.39 [1]	0.40 [1]	0.41 [1]	0.40	0.37
Net realized and unrealized gain (loss) on investments	(1.17)[1]	0.93 [1]	0.78 [1]	(0.03)	2.11
Total from investment operations	(0.78)	1.33	1.19	0.37	2.48
Distributions to Shareholders from:
Net investment income	(0.40)	(0.40)	(0.42)	(0.40)	(0.37)
Net realized gain on investments	(0.07)	(0.24)	(0.02)	—	—
Total distributions to shareholders	(0.47)	(0.64)	(0.44)	(0.40)	(0.37)
Net Asset Value, End of Year	$8.97	$10.22	$9.53	$8.78	$8.81
Total Return[2]	(7.80)%	14.13%[6]	13.94%	4.15%	37.62%
Ratio of net expenses to average net assets (with offsets/reductions)	0.66%[9]	0.65%[10]	0.69%[11]	0.79%	0.79%
Ratio of expenses to average net assets (with offsets)	0.66%[9]	0.65%[10]	0.69%[11]	0.79%	0.79%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.84%[9]	0.85%[10]	0.91%	1.09%	1.31%
Ratio of net investment income to average net assets[2]	4.08%[9]	3.96%[10]	4.69%	4.58%	4.77%
Portfolio turnover	52%	70%	31%	50%	82%
Net assets at end of year (000’s omitted)	$201,161	$294,983	$138,250	$48,079	$17,544

GW&K Municipal Bond Fund

Financial Highlights

For a share outstanding throughout each period

	For the year ended December 31,				For the period ended December 31, 2009**
Investor Class	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.52	$11.21	$10.29	$10.27	$10.00
Income from Investment Operations:
Net investment income[1]	0.18	0.20	0.27	0.31	0.15
Net realized and unrealized gain (loss) on investments[1]	(0.47)	0.38	0.97	0.09	0.33
Total from investment operations	(0.29)	0.58	1.24	0.40	0.48
Distributions to Shareholders from:
Net investment income	(0.17)	(0.19)	(0.27)	(0.31)	(0.15)
Net realized gain on investments	(0.04)	(0.08)	(0.05)	(0.07)	(0.06)
Total distributions to shareholders	(0.21)	(0.27)	(0.32)	(0.38)	(0.21)
Net Asset Value, End of Period	$11.02	$11.52	$11.21	$10.29	$10.27
Total Return[2]	(2.51)%[6]	5.27%[6]	12.16%	3.89%	4.79%[15]
Ratio of net expenses to average net assets (with offsets/reductions)	0.81%[12]	0.80%[13]	0.81%	0.75%	0.59%[16]
Ratio of expenses to average net assets (with offsets)	0.81%[12]	0.80%[13]	0.81%	0.75%	0.59%[16]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.17%[12]	1.18%[13]	1.34%	1.45%	2.31%[16]
Ratio of net investment income to average net assets[2]	1.56%[12]	1.71%[13]	2.46%	2.91%	2.93%[16]
Portfolio turnover	28%	39%	26%	22%	13%
Net assets at end of period (000’s omitted)	$28,655	$22,726	$8,777	$2,856	$850

	For the year ended December 31,				For the period ended December 31, 2009**
Service Class	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.54	$11.23	$10.30	$10.28	$10.00
Income from Investment Operations:
Net investment income[1]	0.21	0.23	0.30	0.33	0.16
Net realized and unrealized gain (loss) on investments[1]	(0.47)	0.38	0.97	0.09	0.33
Total from investment operations	(0.26)	0.61	1.27	0.42	0.49
Distributions to Shareholders from:
Net investment income	(0.20)	(0.22)	(0.29)	(0.33)	(0.15)
Net realized gain on investments	(0.04)	(0.08)	(0.05)	(0.07)	(0.06)
Total distributions to shareholders	(0.24)	(0.30)	(0.34)	(0.40)	(0.21)
Net Asset Value, End of Period	$11.04	$11.54	$11.23	$10.30	$10.28
Total Return[2]	(2.24)%	5.53%	12.52%	4.05%	4.89%[15]
Ratio of net expenses to average net assets (with offsets/reductions)	0.53%[12]	0.55%[13]	0.54%	0.55%	0.54%[16]
Ratio of expenses to average net assets (with offsets)	0.53%[12]	0.55%[13]	0.54%	0.55%	0.54%[16]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.89%[12]	0.93%[13]	1.09%	1.25%	2.26%[16]
Ratio of net investment income to average net assets[2]	1.84%[12]	1.97%[13]	2.80%	3.13%	2.98%[16]
Portfolio turnover	28%	39%	26%	22%	13%
Net assets at end of period (000’s omitted)	$53,024	$35,444	$22,705	$15,032	$12,752

GW&K Municipal Bond Fund

Financial Highlights

For a share outstanding throughout each period

	For the year ended December 31,				For the period ended December 31, 2009**
Institutional Class	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.58	$11.26	$10.33	$10.31	$10.00
Income from Investment Operations:
Net investment income[1]	0.23	0.25	0.30	0.35	0.17
Net realized and unrealized gain (loss) on investments[1]	(0.47)	0.40	0.99	0.09	0.36
Total from investment operations	(0.24)	0.65	1.29	0.44	0.53
Distributions to Shareholders from:
Net investment income	(0.22)	(0.25)	(0.31)	(0.35)	(0.16)
Net realized gain on investments	(0.04)	(0.08)	(0.05)	(0.07)	(0.06)
Total distributions to shareholders	(0.26)	(0.33)	(0.36)	(0.42)	(0.22)
Net Asset Value, End of Period	$11.08	$11.58	$11.26	$10.33	$10.31
Total Return[2]	(2.02)%	5.80%[6]	12.71%[6]	4.27%[6]	5.31%[6,15]
Ratio of net expenses to average net assets (with offsets/reductions)	0.36%[12]	0.35%[13]	0.34%	0.34%	0.34%[16]
Ratio of expenses to average net assets (with offsets)	0.36%[12]	0.35%[13]	0.34%	0.34%	0.34%[16]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.72%[12]	0.73%[13]	0.83%	1.04%	2.06%[16]
Ratio of net investment income to average net assets[2]	2.01%[12]	2.15%[13]	2.79%	3.31%	3.18%[16]
Portfolio turnover	28%	39%	26%	22%	13%
Net assets at end of period (000’s omitted)	$204,711	$121,609	$32,019	$1,180	$231

Notes to Financial Highlights

The following footnotes should be read in conjunction with the Financial Highlights of the Funds previously presented in this report.

*	Commenced operations on July 27, 2009.
**	Commenced operations on June 30, 2009.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	Excludes the impact of expense reimbursement and expense offsets such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses.
[4]

Includes non-recurring dividends. Without these dividends net investment income per share would have been $0.03, $(0.05) and $0.03 for the Investor Class, Service Class and Institutional Class, respectively.

[5]	Rounds to less than $0.01.
[6]	The Total Return is based on the Financial Statement Net Asset Values as shown above.
[7]	Includes non-routine extraordinary expenses amounting to 0.015%, 0.017% and 0.018% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[8]	Includes non-routine extraordinary expenses amounting to 0.008%, 0.004% and 0.005% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[9]	Includes non-routine extraordinary expenses amounting to 0.024%, 0.022% and 0.023% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[10]	Includes non-routine extraordinary expenses amounting to 0.006%, 0.005% and 0.005% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[11]

Effective July 1, 2011, as described in the current prospectus, the Fund’s expense cap was reduced to 0.64% from 0.79%. The expense ratio shown reflects the weighted average expense ratio for the full year ended December 31, 2011.

[12]	Includes non-routine extraordinary expenses amounting to 0.021%, 0.020% and 0.020% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[13]	Includes non-routine extraordinary expenses amounting to 0.005%, 0.005% and 0.005% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[14]

Includes non-recurring dividends. Without these dividends net investment income per share would have been $(0.09), $(0.04) and $0.00 for the Investor Class, Service Class and Institutional Class, respectively.

[15]	Not annualized.
[16]	Annualized.

Notes to Financial Statements

December 31, 2013

1. Summary of Significant Accounting Policies

Managers AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are GW&K Small Cap Equity Fund (“Small Cap Equity”), GW&K Municipal Enhanced Yield Fund (“Municipal Enhanced”), and GW&K Municipal Bond Fund (“Municipal Bond”), each a “Fund” and collectively the “Funds.”

Each Fund offers three classes of shares: Investor Class, Service Class, and Institutional Class. Each class represents an interest in the same assets of the Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may pay different distribution amounts to the extent the net asset value per share and/ or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

Effective November 1, 2013, Small Cap Equity was closed to new investors. Shareholders who owned shares of Small Cap Equity when it was closed, including shareholders who held an account directly with the Fund and those shareholders who invested in the Fund through a financial intermediary account, the ManagersChoice® program, a financial platform, defined contribution, defined benefit or asset allocation program (collectively, “financial intermediaries”), may continue to purchase shares of the Fund. In addition, certain financial intermediaries that, at Fund management’s discretion, had accounts or client assets in the Fund on or before October 31, 2013, regardless of whether such financial intermediary was acting on a discretionary or non-discretionary basis, may continue to purchase shares of the Fund for those accounts and may open new Fund accounts for existing or new clients. Exchanges into the Fund are not permitted unless the exchange is being made into an existing shareholder account or an existing financial intermediary account at the time of the exchange as described above. Fund management may, in its discretion, reopen the Fund to certain investors in the future. The Fund reserves the right to modify this policy at any time.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. Valuation of Investments

Equity securities traded on a domestic securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Equity securities primarily traded on an international securities exchange and equity securities traded on NASDAQ or in a U.S. or non-U.S. over-the-counter market are valued at the market’s official closing price, or, if there are no trades on the applicable date, at the last quoted bid price. In addition, if the applicable market does not offer an official closing price or if the official closing price is not representative of the overall market, equity securities primarily traded on an international securities exchange and equity securities traded in a non-U.S. over-the-counter market are valued at the last quoted sales price. The Funds’ investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board of Trustees of the Funds (the “Board”).

Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Debt obligations (other than short term debt obligations that have 60 days or less remaining until maturity) will be valued using the evaluated bid price or the mean price provided by an authorized pricing service. Short term debt obligations (debt obligations with maturities of one year or less at the time of issuance) that have 60 days or less remaining until maturity will be valued at amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

Under certain circumstances, the value of certain Fund investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Pricing Committee is the committee formed by the Board to make fair value determinations for such investments. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not deemed to be readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if Managers Investment Group LLC (the “Investment Manager”) believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee seeks to determine the price that the Fund might reasonably expect to receive from a current sale of that investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental analytical data and press releases relating to the investment and its issuer; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Pricing Committee, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

Notes to Financial Statements (continued)

Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets. Under certain circumstances, on behalf of a fund that invests primarily in international securities, the Investment Manager or applicable subadvisor may adjust such prices based on its determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which each Fund calculates its NAV. The Board has also adopted a policy that securities held in a fund that invests primarily in international securities and certain foreign debt obligations held by a fund, in each case, that can be fair valued by the applicable fair value pricing service are fair valued on each business day without regard to a “trigger” (e.g., without regard to invoking fair value based upon a change in a U.S. equity securities index exceeding a pre-determined level). The Funds may invest in securities that may be thinly traded. The Board has adopted procedures to adjust prices of securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

b. Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. Investment Income and Expenses

Dividend income is recorded on the ex-dividend date. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Distributions received in excess of income from return of capital including real estate investment trusts (REITs) are recorded as a reduction of the cost of the related investment and/or as a realized gain. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as an adjustment to realized gain. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain Fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The Funds have a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the year ended December 31, 2013, the Funds’ custodian expense was not reduced.

Overdraft fees are computed at 1% above the effective Federal Funds rate on the day of the overdraft. Prior to January 1, 2013, the rate was 2% above the effective Federal Funds rate. For the year ended December 31, 2013, overdraft fees for Small Cap Equity, Municipal Enhanced and Municipal Bond equaled $0, $313 and $17, respectively.

The Trust recently held a shareholder meeting at which shareholders were asked to approve a new Declaration of Trust for the Trust, among other proposals. The costs associated with this proxy were treated as “extraordinary expenses,” and, therefore, are excluded from the expense limitation agreement described in Note 2.

d. Dividends and Distributions

Fund distributions resulting from either net investment income, or realized net capital gains, if any, will normally be declared and paid at least annually in December, as described in the Fund’s prospectus. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with

Notes to Financial Statements (continued)

Federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The most common differences are due to differing treatments for losses deferred due to wash sales and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 were as follows:

	Small Cap Equity		Municipal Enhanced*		Municipal Bond**
	2013	2012	2013	2012	2013	2012
Distributions paid from:
Ordinary income	—	$574,873	$11,667,159	$11,011,721	$4,573,328	$2,657,514
Short-term capital gains	$789,311	—	16,251	5,538,176	598,145	472,100
Long-term capital gains	8,964,359	2,125,025	1,613,981	1,954,059	515,095	753,811

	$9,753,670	$2,699,898	$13,297,391	$18,503,956	$5,686,568	$3,883,425

*	The ordinary income distributions paid by Municipal Enhanced which were tax-exempt for the periods 2013 and 2012 were $11,652,099 and $10,990,197, respectively.
**	The ordinary income distributions paid by Municipal Bond which were tax-exempt for the periods 2013 and 2012 were $4,571,626 and $2,655,942, respectively.

As of December 31, 2013, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Small Cap Equity	Municipal Enhanced	Municipal Bond
Capital loss carryforward	—	$2,187,952	—
Undistributed ordinary income	—	2,018	$38,756
Undistributed short-term capital gains	$146,623	—	—
Undistributed long-term capital gains	1,448,603	—	190,001
Post-October loss deferral	—	2,547,322	—

e. Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on Small Cap Equity’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of December 31, 2013, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred in taxable years beginning after the enactment of the Regulated Investment Company Modernization Act of 2010, (post-enactment capital losses) may be carried forward for an unlimited time period. Such losses will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward retain their tax character as either short-term or long-term capital losses, unlike pre-enactment losses which are considered all short-term.

f. Capital Loss Carryovers and Deferrals

As of December 31, 2013, the Funds had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes. These amounts may be used to offset future realized capital gains for an unlimited time period.

Capital Loss Carryover Amounts
Fund	Short-Term	Long-Term	Expires
Small Cap Equity
(Post-Enactment)	—	—	Unlimited

Municipal Enhanced
(Post-Enactment)	$2,187,952	—	Unlimited

Municipal Bond
(Post-Enactment)	—	—	Unlimited

Notes to Financial Statements (continued)

g.Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation.

For the years ended December 31, 2013 and December 31, 2012, the capital stock transactions by class for Small Cap Equity, Municipal Enhanced, and Municipal Bond were as follows:

	Small Cap Equity				Municipal Enhanced
	2013		2012		2013		2012
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Investor Class:
Proceeds from sale of shares	2,728,282	$57,807,003	661,596	$11,559,692	1,278,527	$12,816,750	1,844,578	$18,730,009
Reinvestment of distributions	95,850	2,332,983	18,679	327,254	70,944	684,564	97,351	996,355
Cost of shares repurchased	(778,821)	(17,203,313)	(61,245)	(1,065,589)	(2,546,069)	(24,684,293)	(446,918)	(4,563,327)

Net increase (decrease)	2,045,311	$42,936,673	619,030	$10,821,357	(1,196,598)	$(11,182,979)	1,495,011	$15,163,037

Service Class:
Proceeds from sale of shares	845,272	$18,202,654	457,074	$7,912,815	399,979	$3,813,904	893,489	$9,054,679
Reinvestment of distributions	28,040	684,732	9,376	164,363	26,690	250,192	35,585	363,486
Cost of shares repurchased	(142,092)	(3,162,147)	(929,303)	(15,990,211)	(471,070)	(4,572,489)	(528,152)	(5,448,127)

Net increase (decrease)	731,220	$15,725,239	(462,853)	$(7,913,033)	(44,401)	$(508,393)	400,922	$3,970,038

Institutional Class:
Proceeds from sale of shares	3,803,655	$80,451,528	2,415,820	$41,566,927	8,512,856	$81,871,318	19,836,942	$199,421,279
Reinvestment of distributions	208,697	5,110,997	79,776	1,400,064	892,864	8,414,657	1,075,605	10,977,201
Cost of shares repurchased	(1,436,301)	(32,201,821)	(724,429)	(12,529,459)	(15,835,719)	(148,456,385)	(6,564,515)	(67,527,047)

Net increase (decrease)	2,576,051	$53,360,704	1,771,167	$30,437,532	(6,429,999)	$(58,170,410)	14,348,032	$142,871,433

Notes to Financial Statements (continued)

	Municipal Bond
	2013		2012
	Shares	Amount	Shares	Amount
Investor Class:
Proceeds from sale of shares	1,822,098	$20,569,840	1,587,428	$18,184,365
Reinvestment of distributions	45,135	504,499	35,901	412,206
Cost of shares repurchased	(1,239,936)	(13,875,025)	(434,179)	(4,956,436)

Net increase	627,297	$7,199,314	1,189,150	$13,640,135

Service Class:
Proceeds from sale of shares	3,367,067	$37,890,398	1,487,928	$17,108,880
Reinvestment of distributions	57,053	637,451	42,343	486,345
Cost of shares repurchased	(1,693,082)	(18,946,361)	(481,580)	(5,538,677)

Net increase	1,731,038	$19,581,488	1,048,691	$12,056,548

Institutional Class:
Proceeds from sale of shares	15,047,219	$169,526,811	8,716,771	$100,038,597
Reinvestment of distributions	367,179	4,121,663	228,690	2,640,353
Cost of shares repurchased	(7,432,814)	(83,388,800)	(1,288,304)	(14,922,473)

Net increase	7,981,584	$90,259,674	7,657,157	$87,756,477

At December 31, 2013, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the net assets of the funds as follows: Small Cap Equity - three collectively own 46%; Municipal Enhanced - two collectively own 79%; Municipal Bond - three collectively own 65%. Transactions by these shareholders may have a material impact on their respective Fund.

h. Repurchase Agreements

The Funds may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2013, the market value of repurchase agreements outstanding for Small Cap Equity was $10,256,403.

2. Agreements and Transactions with Affiliates

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects subadvisors for the Funds (subject to Board approval) and monitors each subadvisor’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by Gannett Welsh & Kotler, LLC (“GW&K”), who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in GW&K.

Investment management fees are paid directly by the Fund to the Investment Manager based on average net assets. For the year ended December 31, 2013, the Funds’ investment management fees were paid at the following annual rate of each Fund’s respective average daily net assets:

Small Cap Equity	0.75%
Municipal Enhanced	0.50%
Municipal Bond	0.35%

The Investment Manager has contractually agreed, through May 1, 2014, to waive management fees and/or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) of Small Cap Equity, Municipal Enhanced and Municipal Bond to 0.95%, 0.64% and 0.34%, respectively, of each Fund’s average daily net assets, subject to later reimbursement by the Funds in certian circumstances.

Each Fund is obligated to repay the Investment Manager such amounts waived, paid, or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements in any such future year to exceed that Fund’s respective expense contractual expense limitation amount. For the year ended December 31, 2013, each Fund’s components of reimbursement available are detailed in the following chart:

Notes to Financial Statements (continued)

	Small Cap	Municipal	Municipal
	Equity	Enhanced	Bond
Reimbursement Available - 12/31/12	$458,425	$589,047	$812,561
Additional Reimbursements	252,382	219,146	852,297
Expired Reimbursements	(124,612)	(105,197)	(118,811)

Reimbursement Available - 12/31/13	$586,195	$702,996	$1,546,047

Each Fund has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all aspects of managing the Funds’ operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as intermediary with the Funds’ shareholders. The Funds pay a fee to the Administrator at the rate of 0.25% per annum of each Fund’s average daily net assets for this service. Effective February 1, 2012, the Administrator for Municipal Enhanced is voluntarily waiving a portion of its administration fee on 90% of the Fund’s net assets. The waiver, which may be modified or terminated at any time after August 1, 2012, amounts to 0.10% on the first $250 million of the Fund’s net assets and 0.15% on the remaining net assets. For the year ended December 31, 2013, the amount waived was $279,321 or 0.13%.

The aggregate annual retainer paid to each Independent Trustee of the Board is $105,000, plus $6,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts receives an additional payment of $25,000 per year. The Chairman of the Audit Committee receives an additional payment of $10,000 per year. The Trustees’ fees and expenses are allocated among all of the funds in the Trusts for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The “Trustees fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

Prior to January 1, 2013, the annual retainer paid to each Independent Trustee of the Board was $80,000, plus $5,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trust formerly received an additional payment of $20,000 per year. The Chairman of the Audit Committee formerly received an additional payment of $8,000 per year.

The Funds are distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. Subject to the compensation arrangement discussed below, generally MDI bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Trust has adopted a distribution and service plan (the “Plan”) with respect to the Investor Class shares of each Fund, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, each Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributors of up to 0.25% annually of each Fund’s average daily net assets attributable to the Investor Class shares.

For each of the Investor and Service Classes, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses incurred (“shareholder servicing fees”). Shareholder servicing fees include payments to third parties such as a bank, broker-dealer, trust company or other financial intermediaries who provide shareholder recordkeeping, account servicing and other services. The Investor and Service Class shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the year ended December 31, 2013, were as follows:

	Maximum Amount	Actual Amount
Fund	Allowed	Incurred
Small Cap Equity
Investor Class	0.25%	0.15%
Service Class	0.25%	0.16%
Municipal Enhanced
Investor Class	0.25%	0.21%
Service Class	0.25%	0.12%
Municipal Bond
Investor Class	0.25%	0.20%
Service Class	0.25%	0.17%

The Securities and Exchange Commission granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Managers Funds. Participation in this interfund lending program is voluntary for both borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the year ended December 31, 2013, the following Funds either borrowed from or lent to another Managers Funds: Small Cap Equity borrowed $2,481,428, for two days paying interest of $56 and Municipal Enhanced borrowed varying amounts not exceeding $6,118,486, for eight days paying interest of $518. The interest amount is included in the Statement of Operations as

Notes to Financial Statements (continued)

miscellaneous expense. Small Cap Equity lent varying amounts not exceeding $5,870,933, for seven days receiving interest of $220. The interest amount is included in the Statement of Operations as interest income. At December 31, 2013, Small Cap Equity had $1,273,975 in loans outstanding. At December 31, 2013, Municipal Enhanced had no loans outstanding. For the year ended December 31, 2013, Municipal Bond neither borrowed from nor lent to other Managers Funds.

3. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term securities and U.S. Government obligations) for the year ended December 31, 2013, were as follows:

	Long-Term Securities
Fund	Purchases	Sales
Small Cap Equity	$136,953,890	$35,402,239
Municipal Enhanced	$143,821,783	$199,601,683
Municipal Bond	$204,107,110	$62,860,935

The Funds had no purchases or sales of U.S. Government obligations during the year ended December 31, 2013.

4. Portfolio Securities Loaned

The Funds participate in a securities lending program offered by BNYM (the “Program”), providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Funds, according to agreed-upon rates. Collateral received on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in a separate account managed by BNYM, who is authorized to exclusively enter into overnight government repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. For the year ended December 31, 2013, the Municipal Enhanced and Municipal Bond Funds did not incur any activity.

5. Commitments and Contingencies

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

6. Master Netting Agreements

The Funds may enter into master netting agreements with its counterparties for the securities lending program and repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. The following table is a summary of the Funds’ open securities lending and repurchase agreements which are subject to a master netting agreement as of December 31, 2013:

		Gross Amounts Offset in the	Net Amounts of Assets Presented in	Gross Amount Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Statement of Assets and Liabilities	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Small Cap Equity
Securities lending	$9,932,569	—	$9,932,569	—	$9,932,569	—
Repurchase agreements	10,256,403	—	10,256,403	$10,256,403	—	—

Total	$20,188,972	—	$20,188,972	$10,256,403	$9,932,569	—

Notes to Financial Statements (continued)

7. Subsequent Events

On January 21, 2014, Affiliated Managers Group, Inc., a global asset management company, announced that the Funds’ Investment Manager and Administrator, Managers Investment Group LLC, will be rebranded as AMG Funds LLC. The rebranding is expected to become effective during the second quarter of 2014 once the appropriate regulatory filings have taken place.

Each Fund has determined that no other material events or transactions occurred through the issuance date of the Funds’ financial statements which require additional disclosure in or adjustment of the Funds’ financial statements.

Tax Information (unaudited)

GW&K Small Cap Equity Fund, GW&K Municipal Enhanced Yield Fund and GW&K Municipal Bond Fund each hereby designates the maximum amounts allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2013 Form-DIVs you receive for the Funds will show the tax status of all distributions paid to you during the year.

In accordance with federal tax law, the following Funds hereby make the following designations regarding their year ended December 31, 2013.

Municipal Enhanced

•

All the dividends paid from net investment income are “exempt-interest dividends” (not generally subject to regular federal income tax), except $16,702 that is being designated as an ordinary income distribution for reporting purposes.

Municipal Bond

•

All the dividends paid from net investment income are “exempt-interest dividends” (not generally subject to regular federal income tax), except $598,942 that is being designated as an ordinary income distribution for reporting purposes.

The percentage of Qualified Dividend Income (“QDI”) and Dividends Received Deduction (“DRD”) for distributions paid is as follows:

	Small Cap		Municipal		Municipal
	Equity		Enhanced		Bond
	2013	2012	2013	2012	2013	2012
Ordinary Income-QDI	100.00%	100.00%	—	—	—	—
Ordinary Income-DRD	100.00%	100.00%	—	—	—	—

Pursuant to section 852 of the Internal Revenue Code, GW&K Small Cap Equity Fund, GW&K Municipal Enhanced Yield Fund and GW&K Municipal Bond Fund each hereby designates as a capital gain distribution with respect to the taxable year ended December 31, 2013, $8,964,359, $1,615,533 and $514,298, respectively, or if subsequently determined to be different, the net capital gains of such year.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers AMG Funds and the Shareholders of GW&K Small Cap Equity Fund, GW&K Municipal Enhanced Yield Fund, and GW&K Municipal Bond Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GW&K Small Cap Equity Fund, GW&K Municipal Enhanced Yield Fund and GW&K Municipal Bond Fund (the “Funds”) at December 31, 2013, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 28, 2014

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

Bruce B. Bingham, 12/1/48 • Trustee since 2012 • Oversees 39 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987-Present).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 39 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee Emeritus of Bowdoin College (2013-Present), Trustee of Bowdoin College (2002-2013); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (23 portfolios).

Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 39 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (23 portfolios).

Kurt A. Keilhacker, 10/5/63 • Trustee since 2013 • Oversees 39 Funds in Fund Complex	Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Trustee, Gordon College (2001-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Clapham Partners I, LLC (2013-Present).

Steven J. Paggioli, 4/3/50 • Trustee since 2004 • Oversees 39 Funds in Fund Complex	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (45 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (23 portfolios).

Richard F. Powers, III, 2/2/46 • Trustee since 2013 • Oversees 39 Funds in Fund Complex	Adjunct Professor, Boston College (2011-Present); Director of Ameriprise Financial Inc. (2005-2009); President and CEO of Van Kampen Investments Inc. (1998-2003).

Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 39 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (23 portfolios).

Victoria L. Sassine, 8/11/65 • Trustee since 2013 • Oversees 39 Funds in Fund Complex	Lecturer, Babson College (2007 – Present)

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

Thomas R. Schneeweis, 5/10/47 • Trustee since 2004 • Oversees 39 Funds in Fund Complex	Professor Emeritus, University of Massachusetts (2013 - Present); Partner, S Capital Management, LLC (2007-Present); President, TRS Associates (1982-Present); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013); Partner, White Bear Partners, LLC (2007-2010); Partner, Northampton Capital Management, LLC (2004-2010); Trustee of Aston Funds (23 portfolios).

*  The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

Christine C. Carsman, 4/2/52 • Trustee since 2011 • Oversees 39 Funds in Fund Complex	Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

Keitha L. Kinne, 5/16/58 • President since 2012 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); President, Managers Distributors, Inc. (2012-Present); Chief Operating Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

Lewis Collins, 2/22/66 • Secretary since 2011 • Chief Legal Officer since 2011	Senior Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2010-Present); Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2006-2010); Senior Counsel, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002).

Trustees and Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 1999	Senior Vice President, Managers Investment Group LLC (2005-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Chief Financial Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-2012); Vice President, The Managers Funds LLC, (1994-2004).

John J. Ferencz, 3/9/62 • Chief Compliance Officer since 2010	Vice President, Legal and Compliance, Managers Investment Group LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

Michael S. Ponder, 9/12/73 • Assistant Secretary since 2011	Senior Vice President and Counsel, Managers Investment Group LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009); Associate, Willkie Farr & Gallagher LLP (2006-2007).

Matthew B. Wallace, 11/24/80 • Anti-Money Laundering Compliance Officer	Assistant Vice President, Legal and Compliance, Managers Investment Group LLC (2014-Present); Senior Associate, Legal and Compliance, Managers Investment Group LLC (2012-2013); Associate, Legal and Compliance, Managers Investment Group LLC (2010-2012); Compliance Specialist, Calamos Advisors LLC (2007-2010).

PROXY RESULTS

A special meeting of shareholders of Managers AMG Funds was held on July 2, 2013. With respect to the proposals to amend certain “fundamental” investment restrictions of the Funds, the meeting was adjourned to August 20, 2013 and September 27, 2013 for GW&K Municipal Bond Fund. The proposals and results of the votes are summarized below.

	All Funds in Trust
Managers AMG Funds	For	Withheld
Election of Directors	(in $NAV, rounded to the nearest dollar)
Bruce Bingham	$9,768,009,169	$144,461,619
William E. Chapman, II	9,758,664,304	153,806,485
Edward J. Kaier	9,763,510,014	148,960,774
Steven J. Paggioli	9,765,296,288	147,174,501
Erik Rakowski	9,758,121,834	154,348,954
Thomas R. Schneeweis	9,759,655,066	152,815,722
Christine C. Carsman	9,762,644,429	149,826,359
Kurt Keilhacker	9,759,570,864	152,899,925
Richard F. Powers III	9,750,316,455	162,154,333
Victoria Sassine	9,749,378,146	163,092,642

	GW&K Small Cap Equity Fund
	For	Against	Abstain	Broker Non-Votes
To amend “fundamental” restrictions of the Funds with respect to:	(in $NAV, rounded to the nearest dollar)
Issuance of Senior Securities	$69,016,653	$564,762	$249,806	$22,798,828
Borrowing	69,044,470	603,036	183,715	22,798,828
Lending	69,044,470	603,036	183,715	22,798,828
The Underwriting of Securities	69,110,656	563,748	156,817	22,798,828
Purchasing and Selling Commodities	69,076,165	598,238	156,817	22,798,828
Purchasing and Selling Real Estate	69,120,347	554,057	156,817	22,798,828
Diversification of Investments	69,132,329	497,008	201,884	22,798,828
Concentrating Investments in a Particular Industry	69,078,779	554,057	198,385	22,798,828

	GW&K Municipal Enhanced Yield Fund
	For	Against	Abstain	Broker Non-Votes
To amend “fundamental” restrictions of the Funds with respect to:	(in $NAV, rounded to the nearest dollar)
Issuance of Senior Securities	$156,222,964	$526,985	$351,420	$21,055,805
Borrowing	156,162,523	652,186	286,659	21,055,805
Lending	156,147,045	676,567	277,756	21,055,805
The Underwriting of Securities	156,196,280	649,586	255,503	21,055,805
Purchasing and Selling Commodities	155,993,823	681,902	425,642	21,055,805
Purchasing and Selling Real Estate	156,175,631	416,088	509,649	21,055,805
Diversification of Investments	109,666,909	6,123,780	4,798,398	21,055,805
Concentrating Investments in a Particular Industry	107,393,377	8,139,740	5,055,970	21,055,805

PROXY RESULTS (continued)

	GW&K Municipal Bond Fund
	For	Against	Abstain	Broker Non-Votes
To amend “fundamental” restrictions of the Funds with respect to:	(in $NAV, rounded to the nearest dollar)
Issuance of Senior Securities	$116,937,452	$2,387,411	$6,788,039	$47,000,487
Borrowing	117,239,042	2,027,085	6,846,775	47,000,487
Lending	117,070,286	2,200,995	6,841,622	47,000,487
The Underwriting of Securities	117,405,756	1,899,686	6,807,461	47,000,487
Purchasing and Selling Commodities	117,353,026	1,969,369	6,790,507	47,000,487
Purchasing and Selling Real Estate	117,582,515	1,722,926	6,807,461	47,000,487
Diversification of Investments	117,465,901	1,685,091	6,961,911	47,000,487
Concentrating Investments in a Particular Industry	117,572,103	1,634,892	6,905,908	47,000,487

	GW&K Small Cap Equity Fund
	For	Against	Abstain	Broker Non-Votes
To amend and restate the Agreement and Declaration of the Trust relating to:	(in $NAV, rounded to the nearest dollar)
Declaration of Trust Amendment Procedures	$68,355,508	$517,976	$156,817	$2,222,844,006
Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes	52,761,037	16,019,763	249,502	2,222,844,006
Other Changes	52,712,177	15,990,850	327,275	2,222,844,006

	GW&K Municipal Enhanced Yield Fund
	For	Against	Abstain	Broker Non-Votes
To amend and restate the Agreement and Declaration of the Trust relating to:	(in $NAV, rounded to the nearest dollar)
Declaration of Trust Amendment Procedures	$154,879,218	$757,598	$262,435	$21,979,419
Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes	152,999,004	2,633,569	266,679	21,979,419
Other Changes	152,991,185	2,547,821	360,246	21,979,419

	GW&K Municipal Bond Fund
	For	Against	Abstain	Broker Non-Votes
To amend and restate the Agreement and Declaration of the Trust relating to:	(in $NAV, rounded to the nearest dollar)
Declaration of Trust Amendment Procedures	$88,811,519	$1,329,894	$6,214,261	$52,337,769
Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes	61,960,811	28,017,778	6,377,086	52,337,769
Other Changes	61,960,811	28,167,375	6,227,489	52,337,769

PROXY RESULTS (continued)

	All Funds in Trust
	For	Against	Abstain	Broker Non-Votes
To amend and restate the Agreement and Declaration of the Trust relating to:	(in $NAV, rounded to the nearest dollar)
Declaration of Trust Amendment Procedures	$5,735,361,878	$149,417,450	$190,511,439	$3,837,180,021
Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes	5,360,516,529	516,204,501	198,569,737	3,837,180,021
Other Changes	5,347,192,692	524,275,244	203,822,831	3,837,180,021

THIS PAGE INTENTIONALLY LEFT BLANK

Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

Subadvisor

Gannett Welsh & Kotler, LLC

222 Berkeley St.

Boston, MA 02116

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Managers

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

For ManagersChoiceTM Only

Managers

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9847

Providence, RI 02940-8047

(800) 358-7668

MANAGERS FUNDS

EQUITY FUNDS	BALANCED FUNDS

BRANDYWINE

BRANDYWINE BLUE

BRANDYWINE ADVISORS MIDCAP GROWTH

Friess Associates, LLC

CADENCE CAPITAL APPRECIATION

CADENCE MID-CAP

CADENCE EMERGING COMPANIES

Cadence Capital Management, LLC

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

FRONTIER SMALL CAP GROWTH

Frontier Capital Management Company, LLC

GW&K SMALL CAP EQUITY

Gannett Welsh & Kotler, LLC

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

REAL ESTATE SECURITIES

CenterSquare Investment Management, Inc.

RENAISSANCE LARGE CAP GROWTH

Renaissance Group LLC

SKYLINE SPECIAL EQUITIES

PORTFOLIO

Skyline Asset Management, L.P.

SPECIAL EQUITY

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

TIMESSQUARE INTERNATIONAL

SMALL CAP

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TSCM GROWTH EQUITY

TimesSquare Capital Management, LLC

TRILOGY GLOBAL EQUITY

TRILOGY EMERGING MARKETS EQUITY

TRILOGY INTERNATIONAL SMALL CAP

Trilogy Global Advisors, L.P.

YACKTMAN

YACKTMAN FOCUSED

Yacktman Asset Management LP

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

FQ GLOBAL ESSENTIALS

First Quadrant, L.P.

INCOME FUNDS

BOND (MANAGERS)

GLOBAL INCOME OPPORTUNITY

Loomis, Sayles & Co., L.P.

BOND (MANAGERS PIMCO)

Pacific Investment Management Co. LLC

GW&K FIXED INCOME

GW&K MUNICIPAL BOND

GW&K MUNICIPAL ENHANCED YIELD

Gannett Welsh & Kotler, LLC

HIGH YIELD

J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Amundi Smith Breeden LLC

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

Current net asset values per share for each Fund are available on the Funds’ Web site at www.managersinvest.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www. sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

Renaissance Large Cap Growth Fund

Annual Report — December 31, 2013

TABLE OF CONTENTS	Page

LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULE OF PORTFOLIO INVESTMENTS	4

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS	8

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	9
Balance sheet, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	10
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the year

Statements of Changes in Net Assets	11
Detail of changes in assets for the past two years

FINANCIAL HIGHLIGHTS	12
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	14
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	19

TRUSTEES AND OFFICERS	20

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

Thank you for your investment in The Managers Funds. Our foremost goal at Managers Investment Group (“MIG”) is to provide investment products and solutions that help our shareholders and clients successfully reach their investment goals and objectives. We do this by offering a broad selection of Funds managed by a collection of Affiliated Managers Group’s (“AMG”) Affiliate investment boutiques, along with a complementary series of open-architecture mutual funds.

The past year has been an exciting one for us at MIG. We were pleased to welcome the Brandywine Funds into the Managers Fund Family several months ago. We are excited to begin this new chapter in the 27-year history of the Brandywine Funds, while maintaining shareholders’ access to the same investment process that has guided the Brandywine Funds since their inception using the research-driven investment approach of Friess Associates.

We announced effective November 1, 2013, that the GW&K Small Cap Equity Fund would be closed to new investors with certain limited exceptions. The team at GW&K manages a total of $2.5 billion (as of December 31, 2013) in small-capitalization equities and closing the Fund to new investors allows the team to continue to execute on the investment process that has been effective for more than a decade. We also announced effective December 31, 2013, that Yacktman Fund and Yacktman Focused Fund will be closed to new investors with certain limited exceptions. The team at Yacktman Asset Management manages over $30 billion in U.S. equities and closing these Funds to new investors allows the team to continue to execute on the investment process that has been effective for more than two decades. We will continue to make decisions such as these that we believe are in the best interest of our shareholders.

Risky assets did well in 2013, with U.S. equity markets surpassing all-time highs. Ongoing global monetary easing, a low-yield environment, and healthy U.S. economic growth are supporting investor appetite for risk assets. Despite improving investor sentiment, risks remain, including uncertainty surrounding the Fed’s eventual exit from its ultra-accommodative monetary policy, ongoing fiscal headwinds in the U.S. and slower growth in Emerging Markets. Nevertheless, we are cautiously optimistic about the prospects for the upcoming year and we are confident that our Funds are well positioned to weather an uncertain economic environment.

We thank you for your continued confidence and investment in The Managers Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Keitha Kinne
President
The Managers Funds

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two

types of costs: (1) transaction costs, which may

include sales charges (loads) on purchase

payments; redemption fees; and exchange fees;

and (2) ongoing costs, including management

fees; distribution (12b-1) fees; and other Fund

expenses. This example is intended to help you

understand your ongoing costs (in dollars) of

investing in the Fund and to compare these

costs with the ongoing costs of investing in

other mutual funds. The example is based on

$1,000 invested at the beginning of the period

and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides

information about the actual account values

and actual expenses. You may use the

information in this line, together with the

amount you invested, to estimate the

expenses that you paid over the period.

Simply divide your account value by

$1,000 (for example, an $8,600 account

value divided by $1,000 = 8.6), then multiply

the result by the number in the first line under

the heading entitled “Expenses Paid During

Period” to estimate the expenses you paid on

your account during this period.

Hypothetical Example for Comparison

Purposes

The second line of the following table

provides information about hypothetical

account values and hypothetical expenses

based on the Fund’s actual expense ratio

and an assumed annual rate of return of 5%

before expenses, which is not the Fund’s

actual return. The hypothetical account values

and expenses may not be used to estimate

the actual ending account balance or expenses

you paid for the period. You may use this

information to compare the ongoing costs of

investing in the Fund and other funds by

comparing this 5% hypothetical example

with the 5% hypothetical examples that

appear in the shareholder reports of other

funds.

Please note that the expenses shown in the

table are meant to highlight your ongoing

costs only and do not reflect any transactional

costs, such as sales charges (loads),

redemption fees, or exchange fees. Therefore,

the second line of the table is useful in

comparing ongoing costs only, and will not

help you determine the relative total costs

of owning different funds.

For the six months ended December 31, 2013	Expense Ratio for the Period	Beginning Account Value 07/01/13	Ending Account Value 12/31/13	Expenses Paid During the Period*

Renaissance Large Cap Growth Fund
Investor Class
Based on Actual Fund Return	1.16%	$1,000	$1,183	$6.38
Hypothetical (5% return before expenses)	1.16%	$1,000	$1,019	$5.90
Service Class
Based on Actual Fund Return	0.74%	$1,000	$1,185	$4.08
Hypothetical (5% return before expenses)	0.74%	$1,000	$1,021	$3.77
Institutional Class
Based on Actual Fund Return	0.66%	$1,000	$1,186	$3.64
Hypothetical (5% return before expenses)	0.66%	$1,000	$1,022	$3.36

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

3

Renaissance Large Cap Growth Fund

Portfolio Manager’s Comments

THE YEAR IN REVIEW

The Renaissance Large Cap Growth Fund (Institutional Class) (the “Fund”) returned 34.95% for the year ending December 31, 2013, while its primary benchmark, the Russell 1000® Growth Index, rose 33.48%.

Stocks posted further gains during the fourth quarter, and 2013 as a whole ranked as the best year since 1997 as measured by the S&P 500. For the quarter, the strongest performing sectors included information technology and industrials, while consumer staples and utilities posted weaker returns for the second straight quarter. Bond yields edged higher, with the 10-year Treasury bond yield touching 3% for the first time since 2011.

The Fund posted strong absolute and relative performance in the fourth quarter, putting our results for the full year ahead of the benchmark. Although we added value in all but one sector in 2013, our stock selection in the health care sector was the most significant source of outperformance as a result of very strong performance from two of our Biotechnology holdings, Celgene Corp. and Gilead Sciences, Inc., which both posted returns of over 100% for the year.

We continue to be significantly overweighted in the technology sector where we find compelling opportunities to purchase high quality companies with good growth characteristics at reasonable prices. While our overweighting slightly detracted from relative returns, our selection within the sector was a source of significantly positive relative returns for the year. Top performers in this sector included Western Digital Corp. (+100%), and Fidelity National Information Services, Inc. (+48%).

Unlike previous years where our positioning in the consumer discretionary sector was a significant source of alpha, our stock selection in the sector detracted from returns in 2013. Expedia was our biggest loser in the category, down 23% for the year. While the online travel agency industry appears to be experiencing strong growth, Expedia is experiencing company-specific issues that may cause its revenue and earnings growth to fall below industry peers for a period of time. As a result, we sold our shares during the quarter in favor of more compelling opportunities. Other underperformers for the year include The Gap, Inc. (-14%), Pulte Group, Inc. (-8%), Coach, Inc. (-6%), and Chico’s FAS, Inc. (-5%).

The strong gains for stocks in 2013 have raised fears of a pullback in 2014, but there is little historical evidence to suggest that stocks inevitably fall after a good year. When you examine what has historically happened the following year after the S&P 500 gained 20% or more in a calendar year, the picture is encouraging. While there were clearly some years when the market dropped in the year following a big gain, the average return for following years was 11.5% and the market posted gains in following years 69% of the time. These figures compare with an average gain of 11.8% and positive returns 72% of the time for all calendar years since 1926, suggesting that last year’s strong return tells us little about 2014’s prospects.

Although corporate profit growth since early 2009 has far outpaced gains in stock prices, we believe that fears of a “bubble” in stock prices similar to that of 1999-2000 are misplaced and that the current valuations of stocks are very reasonable, particularly in light of low interest rates. In recent quarters, we have seen additional fears of a peak in corporate profits, as measures of profits as a percentage of GDP have reached all-time highs. In our view, profits have expanded due to gains in productivity and a surge in more profitable overseas sales, among other reasons. While profits cannot continually account for a higher and higher share of GDP, we see little reason for profits to decline either, short of a major recession.

None of this is to imply that the stock market does not face some risk as we enter 2014. Economic growth remains disappointingly slow, and the political environment is marked by animosity and divisiveness. However, U.S. corporations remain leaders in providing high-quality, competitively priced goods and services for the global marketplace and have the profits and balance sheets to prove it. We continue to believe that stocks offer good investment opportunity as we enter 2014.

This commentary reflects the viewpoints of Renaissance Group, LLC, as of December 31, 2013 and is not intended as a forecast or guarantee of future results.

CUMULATIVE TOTAL RETURN PERFORMANCE

Renaissance Large Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in Renaissance Large Cap Growth Fund’s Service Class on June 3, 2009 (commencement of operations) to a $10,000 investment made in the Russell 1000® Growth Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

4

Renaissance Large Cap Growth Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the Renaissance Large Cap Growth Fund and the Russell 1000® Growth Index for the same time periods ended December 31, 2013.

	Average Annual Total Returns[1]
	One Year	Since Inception	Inception Date
Renaissance Large Cap Growth Fund[2,3]
Investor Class	34.28%	16.63%	06/03/09
Service Class	34.75%	16.95%	06/03/09
Institutional Class	34.95%	17.16%	06/03/09
Russell 1000® Growth Index[4]	33.48%	18.99%	06/03/09	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com. Current net asset values per share for the Fund are available on the Fund’s Web site at www.managersinvest.com.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit our Web site at www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., member FINRA.

†	Date reflects inception date of the Fund, not the index.
[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2013. All returns are in U.S. dollars ($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]

The Fund invests in large-capitalization companies that may underperform other stock funds (such as funds that focus on small- and medium capitalization companies) when stocks of large-capitalization companies are out of favor. The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[4]

The Russell 1000® Growth Index is a market capitalization weighted index that measures the performance of those Russell 1000® companies with higher price-to-book ratio and higher forecasted growth values. Unlike the Fund, the Russell 1000® Growth Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell 1000® Index is a registered trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

5

Renaissance Large Cap Growth Fund

Fund Snapshots

December 31, 2013

Portfolio Breakdown (unaudited)

Sector	Renaissance Large Cap Growth Fund**	Russell 1000® Growth Index
Information Technology	36.6%	27.1%
Consumer Discretionary	27.4%	19.9%
Health Care	16.4%	12.2%
Industrials	9.1%	12.4%
Financials	7.3%	5.4%
Materials	1.8%	4.5%
Consumer Staples	1.8%	11.9%
Energy	0.0%	4.4%
Utilities	0.0%	0.2%
Telecommunication Services	0.0%	2.0%
Other Assets and Liabilities	(0.4)%	0.0%

**	As a percentage of net assets

Top Ten Holdings (unaudited)

Security Name	%of Net Assets
priceline.com, Inc.*	1.9%
The Gap, Inc.	1.9
Google, Inc., Class A*	1.9
QUALCOMM, Inc.	1.8
The Home Depot, Inc.*	1.8
American Express Co.*	1.8
IntercontinentalExchange Group, Inc.	1.8
Cisco Systems, Inc.	1.8
Lowe’s Cos., Inc.	1.8
Gilead Sciences, Inc.	1.8

Top Ten as a Group	18.3%

* Top Ten Holding at June 30, 2013

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

6

Renaissance Large Cap Growth Fund

Schedule of Portfolio Investments

December 31, 2013

	Shares	Value
Common Stocks - 100.4%
Consumer Discretionary - 27.4%
AutoZone, Inc.*	605	$289,154
BorgWarner, Inc.	5,177	289,446
Fossil Group, Inc.*	2,424	290,735
The Gap, Inc.	7,494	292,866
Hanesbrands, Inc.	4,131	290,285
The Home Depot, Inc.	3,546	291,978
Lowe’s Cos., Inc.	5,889	291,800
Macy’s, Inc.	5,438	290,389
O’Reilly Automotive, Inc.*	2,257	290,498
PetSmart, Inc.	3,986	289,982
priceline.com, Inc.*	252	292,925
PulteGroup, Inc.	14,219	289,641
Scripps Networks Interactive, Inc., Class A	3,375	291,634
Starwood Hotels & Resorts Worldwide, Inc.	3,659	290,707
TJX Cos., Inc.	4,565	290,927
Total Consumer Discretionary		4,362,967
Consumer Staples - 1.8%
CVS Caremark Corp.	4,056	290,288
Financials - 7.3%
American Express Co.	3,218	291,969
BlackRock, Inc.	916	289,887
Franklin Resources, Inc.	5,045	291,248
IntercontinentalExchange Group, Inc.	1,298	291,946
Total Financials		1,165,050
Health Care - 16.4%
Abbott Laboratories	7,557	289,660
Agilent Technologies, Inc.	5,066	289,724
Allergan, Inc.	2,614	290,363
Becton, Dickinson and Co.	2,629	290,478
Biogen Idec, Inc.*	1,037	290,101
Celgene Corp.*	1,723	291,118
Gilead Sciences, Inc.*	3,881	291,657
McKesson Corp.	1,799	290,359
Medtronic, Inc.	5,068	290,852
Total Health Care		2,614,312
Industrials - 9.1%
The Boeing Co.	2,136	291,543

	Shares	Value
Cummins, Inc.	2,065	$291,103
Danaher Corp.	3,770	291,044
Rockwell Automation, Inc.	2,450	289,492
Union Pacific Corp.	1,736	291,648
Total Industrials		1,454,830
Information Technology - 36.6%
Apple, Inc.	518	290,655
Cisco Systems, Inc.	12,999	291,828
EMC Corp.	11,568	290,935
F5 Networks, Inc.*	3,199	290,661
Fidelity National Information Services, Inc.	5,426	291,268
Google, Inc., Class A*	261	292,505
International Business Machines Corp.	1,550	290,734
KLA-Tencor Corp.	4,514	290,972
Lam Research Corp.*	5,343	290,926
MasterCard, Inc., Class A	348	290,740
Microsoft Corp.	7,768	290,756
NetApp, Inc.	7,063	290,572
Oracle Corp.	7,613	291,273
QUALCOMM, Inc.	3,936	292,248
SanDisk Corp.	4,122	290,766
Skyworks Solutions, Inc.*	10,206	291,483
Symantec Corp.	12,327	290,671
Synopsys, Inc.*	7,166	290,725
Visa, Inc., Class A	1,309	291,488
Western Digital Corp.	3,465	290,714
Total Information Technology		5,821,920
Materials - 1.8%
PPG Industries, Inc.	1,534	290,938
Total Common Stocks (cost $12,086,869)		16,000,305
Other Investment Companies - 0.1%[1]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.06% (cost $7,235)	7,235	7,235
Total Investments - 100.5% (cost $12,094,104)		16,007,540
Other Assets, less Liabilities - (0.5)%		(75,518)
Net Assets - 100.0%		$15,932,022

The accompanying notes are an integral part of these financial statements.

7

Notes to Schedule of Portfolio Investments

The following footnotes should be read in conjunction with the Schedule of Portfolio Investments previously presented in this report.

Based on the approximate cost of investments of $12,114,262 for Federal income tax purposes at December 31, 2013, the aggregate gross unrealized appreciation and depreciation were $3,975,400 and $82,122, respectively, resulting in net unrealized appreciation of investments of $3,893,278.

*	Non-income producing security.
1	Yield shown represents the December 31, 2013, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

As of December 31, 2013, all securities in the Fund were all Level 1 inputs. For a detailed breakout of the common stocks by major industry classification, please refer to the Schedule of Portfolio Investments. (See Note 1(a) in the Notes to Financial Statements.)

As of December 31, 2013, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

8

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investments at value*	$16,007,540
Receivable for investments sold	2,483,819
Receivable for Fund shares sold	44,033
Receivable from affiliate	22,808
Dividends and other receivables	9,917
Prepaid expenses	16,437
Total assets	18,584,554
Liabilities:
Payable for Fund shares repurchased	1,934,578
Payable to affiliate for interfund lending	686,774
Accrued expenses:
Investment advisory and management fees	9,499
Administrative fees	4,318
Shareholder servicing fees - Service Class	386
Distribution fees - Investor Class	202
Trustee fees and expenses	27
Other	16,748
Total liabilities	2,652,532

Net Assets	$15,932,022

Net Assets Represent:
Paid-in capital	$9,407,057
Undistributed net investment income	6,544
Accumulated net realized gain from investments	2,604,985
Net unrealized appreciation of investments	3,913,436
Net Assets	$15,932,022
Investor Class:
Net Assets	$984,007
Shares outstanding	83,356
Net asset value, offering and redemption price per share	$11.80
Service Class:
Net Assets	$11,335,974
Shares outstanding	954,702
Net asset value, offering and redemption price per share	$11.87
Institutional Class:
Net Assets	$3,612,041
Shares outstanding	307,226
Net asset value, offering and redemption price per share	$11.76
* Investments at cost	$12,094,104

The accompanying notes are an integral part of these financial statements.

9

Statement of Operations

For the year ended December 31, 2013

Investment Income:
Dividend income	$345,238
Expenses:
Investment advisory and management fees	151,403
Administrative fees	68,819
Distribution fees - Investor Class	1,728
Shareholder servicing fees - Service Class	10,369
Shareholder servicing fees - Investor Class	1,728
Professional fees	21,534
Registration fees	41,517
Reports to shareholders	19,425
Transfer agent	7,899
Extraordinary expense	5,641
Custodian	2,945
Trustees fees and expenses	867
Miscellaneous	2,442
Total expenses before offsets	336,317
Expense reimbursements	(134,665)
Expense reductions	(2,995)
Net expenses	198,657

Net investment income	146,581
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	6,919,296
Net change in unrealized appreciation (depreciation) of investments	829,348
Net realized and unrealized gain	7,748,644

Net increase in net assets resulting from operations	$7,895,225

The accompanying notes are an integral part of these financial statements.

10

Statements of Changes in Net Assets

For the year ended December 31,

	2013	2012
Increase (Decrease) in Net Assets From Operations:
Net investment income	$146,581	$138,689
Net realized gain on investments	6,919,296	2,718,226
Net change in unrealized appreciation (depreciation) of investments	829,348	1,191,108
Net increase in net assets resulting from operations	7,895,225	4,048,023
Distributions to Shareholders:
From net investment income:
Investor Class	(4,813)	(410)
Service Class	(77,002)	(37,484)
Institutional Class	(58,222)	(101,631)
From net realized gain on investments:
Investor Class	(235,896)	(43,919)
Service Class	(2,695,939)	(675,277)
Institutional Class	(1,663,519)	(1,288,574)
Total distributions to shareholders	(4,735,391)	(2,147,295)
Capital Share Transactions:[1]
Net decrease from capital share transactions	(12,278,649)	(1,617,138)

Total increase (decrease) in net assets	(9,118,815)	283,590
Net Assets:
Beginning of year	25,050,837	24,767,247
End of year	$15,932,022	$25,050,837
End of year undistributed net investment income	$6,544	—

[1]	See Note 1 (g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

11

Renaissance Large Cap Growth Fund

Financial Highlights

For a share outstanding throughout each period

	For the year ended December 31,					For the period ended December 31, 2009*
Investor Class	2013	2012	2011		2010
Net Asset Value, Beginning of Period	$11.63	$10.77	$12.90		$11.47	$10.00
Income from Investment Operations:
Net investment income	0.01 [3]	0.01 [3]	0.00	#,3	0.03 [3]	0.01
Net realized and unrealized gain (loss) on investments	3.95 [3]	1.83 [3]	(0.55)[3]		1.75 [3]	1.64
Total from investment operations	3.96	1.84	(0.55)		1.78	1.65
Less Distributions to Shareholders from:
Net investment income	(0.08)	(0.01)	—		(0.04)	(0.03)
Net realized gain on investments	(3.71)	(0.97)	(1.58)		(0.31)	(0.15)
Total distributions to shareholders	(3.79)	(0.98)	(1.58)		(0.35)	(0.18)
Net Asset Value, End of Period	$11.80	$11.63	$10.77		$12.90	$11.47
Total Return[1]	34.17%[8]	17.10%	(4.42)%		15.53%	16.46%[6]
Ratio of net expenses to average net assets (with offsets/reductions)	1.17%[4]	1.15%[5]	1.12%		1.01%	0.91%[7]
Ratio of expenses to average net assets (with offsets)	1.18%[4]	1.17%[5]	1.15%		1.07%	0.91%[7]
Ratio of total expenses to average net assets (without offsets/reductions)[2]	1.71%[4]	1.65%[5]	1.68%		1.57%	2.06%[7]
Ratio of net investment income to average net assets[1]	0.10%[4]	0.10%[5]	0.03%		0.24%	0.43%[7]
Portfolio turnover	53%	86%	107%		72%	6%

Net assets at end of period (000’s omitted)	$984	$562	$769		$1,269	$290

	For the year ended December 31,				For the period ended December 31, 2009*
Service Class	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.68	$10.83	$12.94	$11.49	$10.00
Income from Investment Operations:
Net investment income	0.07 [3]	0.05 [3]	0.04 [3]	0.05 [3]	0.03
Net realized and unrealized gain (loss) on investments	3.97 [3]	1.82 [3]	(0.56)[3]	1.76 [3]	1.63
Total from investment operations	4.04	1.87	(0.52)	1.81	1.66
Less Distributions to Shareholders from:
Net investment income	(0.11)	(0.05)	(0.01)	(0.05)	(0.02)
Net realized gain on investments	(3.74)	(0.97)	(1.58)	(0.31)	(0.15)
Total distributions to shareholders	(3.85)	(1.02)	(1.59)	(0.36)	(0.17)
Net Asset Value, End of Period	$11.87	$11.68	$10.83	$12.94	$11.49
Total Return[1]	34.75%	17.42%	(4.14)%	15.77%	16.60%[6]
Ratio of net expenses to average net assets (with offsets/reductions)	0.77%[4]	0.82%[5]	0.81%	0.81%	0.86%[7]
Ratio of expenses to average net assets (with offsets)	0.78%[4]	0.84%[5]	0.84%	0.87%	0.86%[7]
Ratio of total expenses to average net assets (without offsets/reductions)[2]	1.30%[4]	1.32%[5]	1.37%	1.37%	2.01%[7]
Ratio of net investment income to average net assets[1]	0.49%[4]	0.43%[5]	0.34%	0.44%	0.48%[7]
Portfolio turnover	53%	86%	107%	72%	6%
Net assets at end of period (000’s omitted)	$11,336	$8,814	$14,772	$23,309	$20,692

12

Renaissance Large Cap Growth Fund

Financial Highlights

For a share outstanding throughout each period

	For the year ended December 31,				For the period ended December 31, 2009*
Institutional Class	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.58	$10.74	$12.94	$11.49	$10.00
Income from Investment Operations:
Net investment income	0.08 [3]	0.08 [3]	0.06 [3]	0.08 [3]	0.04
Net realized and unrealized gain (loss) on investments	3.94 [3]	1.81 [3]	(0.55)[3]	1.76 [3]	1.63
Total from investment operations	4.02	1.89	(0.49)	1.84	1.67
Less Distributions to Shareholders from:
Net investment income	(0.13)	(0.08)	(0.12)	(0.07)	(0.03)
Net realized gain on investments	(3.71)	(0.97)	(1.59)	(0.32)	(0.15)
Total distributions to shareholders	(3.84)	(1.05)	(1.71)	(0.39)	(0.18)
Net Asset Value, End of Period	$11.76	$11.58	$10.74	$12.94	$11.49
Total Return[1]	34.95%	17.62%	(3.90)%	15.99%	16.72%[6]
Ratio of net expenses to average net assets (with offsets/reductions)	0.67%[4]	0.65%[5]	0.63%	0.60%	0.66%[7]
Ratio of expenses to average net assets (with offsets)	0.68%[4]	0.67%[5]	0.66%	0.66%	0.66%[7]
Ratio of total expenses to average net assets (without offsets/reductions)[2]	1.16%[4]	1.15%[5]	1.23%	1.08%	1.81%[7]
Ratio of net investment income to average net assets[1]	0.58%[4]	0.64%[5]	0.46%	0.65%	0.68%[7]
Portfolio turnover	53%	86%	107%	72%	6%
Net assets at end of period (000’s omitted)	$3,612	$15,674	$9,226	$4,254	$246

Notes to Financial Highlights

The following footnotes should be read in conjunction with the Financial Highlights of the Fund previously presented in this report.

*	Commenced operations on June 3, 2009.
#	Rounds to less than $0.01 per share.
[1]	Total returns and net investment income would have been lower had certain expenses not been offset.
[2]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses.

[3]	Per share numbers have been calculated using average shares.
[4]	Includes non-routine extraordinary expenses amounting to 0.019%, 0.019% and 0.021% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[5]	Includes non-routine extraordinary expenses amounting to 0.004%, 0.004% and 0.004% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[6]	Not annualized.
[7]	Annualized.
[8]	The Total Return is based on the Financial Statement Net Asset Values as shown above.

13

Notes to Financial Statements

December 31, 2013

1. Summary of Significant Accounting Policies

Managers AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report is the Renaissance Large Cap Growth Fund (the “Fund”).

The Fund offers three classes of shares: Investor Class, Service Class, and Institutional Class. Each class represents an interest in the same assets of the Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may pay different distribution amounts to the extent the net asset value per share and/ or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences may be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a. Valuation of Investments

Equity securities traded on a domestic securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Equity securities primarily traded on an international securities exchange and equity securities traded on NASDAQ or in a U.S. or non-U.S. over-the-counter market are valued at market’s official closing price, or, if there are no trades on the applicable date, at the last quoted bid price. In addition, if the applicable market does not offer an official closing price or if the official closing price is not representative of the overall market, equity securities primarily traded on an international securities exchange and equity securities traded in a non-U.S. over-the-counter market are valued at the last quoted sales price. The Fund’s investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board of Trustees of the Fund (the “Board”).

Short-term debt obligations (debt obligations with maturities of one year or less at the time of issuance) that have 60 days or less remaining until maturity will be valued at amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

Under certain circumstances, the value of certain Fund investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Pricing Committee is the committee formed by the Board to make fair value determinations for such investments. The Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not deemed to be readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if Managers Investment Group LLC (the “Investment Manager”) believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee seeks to determine the price that the Fund might reasonably expect to receive from a current sale of that investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental analytical data and press releases relating to the investment and its issuer; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Pricing Committee, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets. Under certain circumstances, on behalf of a fund that invests primarily in international securities, the Investment Manager or applicable subadvisor may adjust such prices based on its determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. The Board has also adopted a policy that securities held in a fund that invests primarily in international securities and certain foreign debt obligations held by a fund, in each case, that can be fair valued by the applicable fair value pricing service are fair valued on each business day without regard to a “trigger” (e.g., without regard to invoking fair value based upon a change in a U.S. equity securities index exceeding a pre-determined level). The Fund may invest in securities that may be thinly traded. The Board has adopted procedures to adjust prices of securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the

14

Notes to Financial Statements (continued)

assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

b. Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. Investment Income and Expenses

Dividend income is recorded on the ex-dividend date. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund and certain Fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

The Fund had certain portfolio trades directed to various brokers, under a brokerage recapture program, which paid a portion of the Fund’s expenses. For the year ended December 31, 2013, the amount by which the Fund’s expenses were reduced and the impact on the expense ratios, if any, was $2,995 or 0.01%.

The Fund has a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Fund’s custodian, whereby the Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to the Fund. For the year ended December 31, 2013, the Fund’s custodian expense was not reduced.

Overdraft fees are computed at 1% above the effective Federal Funds rate on the day of the overdraft. Prior to January 1, 2013, the rate was 2% above the effective Federal Funds rate. For the year ended December 31, 2013, overdraft fees for the Fund equaled $61.

The Trust recently held a shareholder meeting at which shareholders were asked to approve a new Declaration of Trust for the Trust, among other proposals. The costs associated with this proxy statement are being treated as “extraordinary expenses,” and, therefore, are excluded from the expense limitation agreement described in Note 2.

d. Dividends and Distributions

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December, as described in the Fund’s prospectus. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with Federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The most common differences are due to differing treatments for losses deferred due to wash sales, foreign currency and market discount transactions.

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 were as follows:

Distributions paid from:	2013	2012
Ordinary income	$140,037	$139,525
Short-term capital gains	725,306	—
Long-term capital gains	3,870,048	2,007,770

Totals	$4,735,391	$2,147,295

15

Notes to Financial Statements (continued)

As of December 31, 2013, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

Capital loss carryforward	—
Undistributed ordinary income	$6,544
Undistributed short-term capital gains	362,368
Undistributed long-term capital gains	2,262,775
Post-October loss deferral	—

e. Federal Taxes

The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Fund’s tax positions taken on federal income tax returns as of December 31, 2013, and for all open tax years (generally, the three prior taxable years) and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, the Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred in taxable years beginning after the enactment of the Regulated Investment Company Modernization Act of 2010 (post-enactment capital losses) may be carried forward for an unlimited time period. Such losses will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward retain their tax character as either short-term or long-term capital losses, unlike pre-enactment losses which are considered all short-term.

f. Captial Loss Carryovers and Deferrals

As of December 31, 2013, the Fund had no accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes. Should the Fund incur net capital losses for the year ended December 31, 2014, such amounts may be used to offset future realized capital gains, for an unlimited time period.

g. Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, $0.001 par value. The Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Fund in connection with the issuance of shares is based on the valuation of those securities in accordance with the Fund’s policy on investment valuation. For the year ended December 31, 2013 and December 31, 2012, the capital stock transactions by class were:

	Renaissance Large Cap Growth Fund
	2013		2012
	Shares	Amount	Shares	Amount
Investor Class:
Proceeds from sale of shares	37,591	$519,887	15,002	$180,525
Reinvestment of distributions	20,521	240,709	3,841	44,329
Cost of shares repurchased	(23,122)	(307,289)	(41,853)	(502,068)

Net increase (decrease)	34,990	$453,307	(23,010)	$(277,214)

Service Class:
Proceeds from sale of shares	169,015	$2,288,303	137,299	$1,672,161
Reinvestment of distributions	235,155	2,772,475	60,977	706,719
Cost of shares repurchased	(203,983)	(2,722,243)	(807,449)	(9,583,018)

Net increase (decrease)	200,187	$2,338,535	(609,173)	$(7,204,138)

Institutional Class:
Proceeds from sale of shares	343,438	$4,454,444	1,023,663	$12,268,433
Reinvestment of distributions	109,765	1,282,049	26,803	307,964
Cost of shares repurchased	(1,499,451)	(20,806,984)	(556,119)	(6,712,183)

Net increase (decrease)	(1,046,248)	$(15,070,491)	494,347	$5,864,214

At December 31, 2013, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the net assets of the Fund as follows: two collectively own 79%. Transactions by these shareholders may have a material impact on the Fund.

16

Notes to Financial Statements (continued)

2.	Agreements and Transactions with Affiliates

The Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration and operations. The Investment Manager selects subadvisors for the Fund (subject to Board approval) and monitors the subadvisor’s investment performance, security holdings and investment strategies. The Fund’s investment portfolio is managed by Renaissance Group LLC (“Renaissance”), which serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in Renaissance.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. For the year ended December 31, 2013, the Fund paid an investment management fee at the annual rate, of 0.550% of the average daily net assets of the Fund.

The Investment Manager has contractually agreed, through at least May 1, 2014, to waive management fees and/or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 0.66% of the Fund’s average daily net assets subject to later reimbursement by the Fund in certain circumstances.

The Fund is obligated to repay the Investment Manager such amounts waived, paid, or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements in any such future year to exceed the Fund’s expense contractual expense limitation amount. For the year ended December 31, 2013, the Fund’s components of reimbursement available are detailed in the following chart:

Reimbursement Available - 12/31/12	$378,852
Additional Reimbursements	134,665
Repayments	—
Expired Reimbursements	(113,287)

Reimbursement Available - 12/31/13	$400,230

The Fund has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Fund’s administrator

(the “Administrator”) and is responsible for all aspects of managing the Fund’s operations, including administration and shareholder services to the Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Fund’s shareholders. The Fund pays a fee to the Administrator at the rate of 0.25% per annum of the Fund’s average daily net assets for this service.

The aggregate annual retainer paid to each Independent Trustee of the Board is $105,000, plus $6,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trust receives an additional payment of $25,000 per year. The Chairman of the Audit Committee receives an additional payment of $10,000 per year. The Trustees’ fees and expenses are allocated among all of the funds in the Trusts for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The “Trustees fees and expenses” shown in the financial statements represents the Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

Prior to January 1, 2013, the annual retainer paid to each Independent Trustee of the Board was $80,000, plus $5,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trust formerly received an additional payment of $20,000 per year. The Chairman of the Audit Committee formerly received an additional payment of $8,000 per year.

The Fund is distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. Subject to the compensation arrangement discussed below, generally MDI bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Trust has adopted a distribution and service plan (the “Plan”) with respect to the Investor Class shares of the Fund, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, the Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor of up to 0.25% annually of the Fund’s average daily net assets attributable to Investor Class shares.

For each of the Investor and Service Classes, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses incurred (“shareholder servicing fees.”) Shareholder servicing fees include payments to third parties such as a bank, broker-dealer, trust company or other financial intermediaries who provide shareholder recordkeeping, account servicing and other services. The Investor and Service Class shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

17

Notes to Financial Statements (continued)

The impact on the annualized expense ratios for the year ended December 31,2013, were as follows:

	Maximum Amount Allowed	Actual Amount Incurred
Investor Class	0.25%	0.25%
Service Class	0.25%	0.10%

The Securities and Exchange Commission granted an exemptive order that permits the Fund to lend and borrow money for certain temporary purposes directly to and from other eligible Managers Funds. Participation in this interfund lending program is voluntary for both borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the year ended December 31, 2013, the Fund borrowed varying amounts not exceeding $8,335,074, for 15 days paying interest of $358. The interest amount is included in the Statement of Operations as miscellaneous expense. At December 31, 2013, the Fund had $686,774 in loans outstanding.

3. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term securities and U.S. Government obligations) for the year ended December 31, 2013, were $14,297,147 and $30,491,842, respectively. There were no purchases or sales of U.S. Government obligations for the Fund.

4. Commitments and Contingencies

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Fund had no prior claims or losses and expects the risks of loss to be remote.

5. Subsequent Events

On January 21, 2014, Affiliated Managers Group, Inc., a global asset management company, announced that the Fund’s Investment Manager and Administrator, Managers Investment Group LLC, will be rebranded as AMG Funds LLC. The rebranding is expected to become effective during the second quarter of 2014 once the appropriate regulatory filings have taken place.

The Fund has determined that no other material events or transactions occurred through the issuance date of the Fund’s financial statements, which require additional disclosure in or adjustment of the Fund’s financial statements.

Tax Information (unaudited)

Renaissance Large Cap Growth Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2013 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the calendar year.

	2013	2012
Ordinary Income - QDI	100.00%	—
Ordinary Income - DRD	39.45%	—

Pursuant to section 852 of the Internal Revenue Code, Renaissance Large Cap Growth Fund hereby designates $3,870,048, as a capital gain distribution with respect to the taxable year ended December 31, 2013, or if subsequently determined to be different, the net capital gains of such year

18

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers AMG Funds and the Shareholders of Renaissance Large Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Renaissance Large Cap Growth Fund (the “Fund”) at December 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 28, 2014

19

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The

Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Bruce B. Bingham, 12/1/48 • Trustee since 2012 • Oversees 39 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm)(1987-Present).

William E. Chapman, II, 9/23/41 • Independent Chairman Trustee since 1999 • Oversees 39 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee Emeritus of Bowdoin College (2013-Present); Trustee of Bowdoin College (2002-2013); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (23 portfolios).

Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 39 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (23 portfolios).

Kurt A. Keilhacker, 10/5/63 • Trustee since 2013 • Oversees 39 Funds in Fund Complex	Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Trustee, Gordon College (2001-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Clapham Partners I, LLC (2013-Present).

Steven J. Paggioli, 4/3/50 • Trustee since 2004 • Oversees 37 Funds in Fund Complex	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Adminis- tration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (45 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (23 portfolios).

Richard F. Powers III, 2/2/46 • Trustee since 2013 • Oversees 39 Funds in Fund Complex	Adjunct Professor, Boston College (2011-Present); Director of Ameriprise Financial Inc. (2005-2009); President and CEO of Van Kampen Investments Inc. (1998-2003).

Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 39 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (23 portfolios).

Victoria L. Sassine, 8/11/65 • Trustee since 2013 • Oversees 39 Funds in Fund Complex	Lecturer, Babson College (2007 - Present)

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Thomas R. Schneeweis, 5/10/47 • Trustee since 2004 • Oversees 39 Funds in Fund Complex	Professor Emeritus, University of Massachusetts (2013 - Present); Partner, S Capital Management, LLC (2007-Present); President, TRS Associates (1982-Present); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013); Partner, White Bear Partners, LLC (2007-2010); Partner, Northampton Capital Management, LLC (2004-2010); Trustee of Aston Funds (23 portfolios).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Christine C. Carsman, 4/2/52 • Trustee since 2011 • Oversees 39 Funds in Fund Complex	Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Keitha L. Kinne, 5/16/58 • President since 2012 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); President, Managers Distributors, Inc. (2012-Present); Chief Operating Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

Lewis Collins, 2/22/66 • Secretary since 2011 • Chief Legal Officer since 2011	Senior Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2010-Present); Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2006-2010); Senior Counsel, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002).

20

Trustees and Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 1999	Senior Vice President, Managers Investment Group LLC (2005-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Chief Financial Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-2012); Vice President, The Managers Funds LLC, (1994-2004).

John J. Ferencz, 3/9/62 • Chief Compliance Officer since 2010	Vice President, Legal and Compliance, Managers Investment Group LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Michael S. Ponder, 9/12/73 • Assistant Secretary since 2011	Senior Vice President and Counsel, Managers Investment Group LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009); Associate, Willkie Farr & Gallagher LLP (2006-2007).

Matthew B. Wallace, 11/24/80 • Anti-Money Laundering Compliance Officer since 2012	Assistant Vice President, Legal and Compliance, Managers Investment Group LLC (2014-Present); Senior Associate, Legal and Compliance, Managers Investment Group LLC (2012-2013); Associate, Legal and Compliance, Managers Investment Group LLC (2010-2012); Compliance Specialist, Calamos Advisors LLC (2007-2010).

21

PROXY RESULTS

A special meeting of shareholders of Managers AMG Funds was held on July 2, 2013. With respect to the proposals to amend certain “fundamental” investment restrictions of the Fund, the meeting was adjourned to August 20, 2013. The proposals and results of the votes are summarized below.

	All Funds in Trust
Managers AMG Funds	For	Withheld
Election of Directors	(in $NAV, rounded to the nearest dollar)
Bruce Bingham	$9,768,009,169	$144,461,619
William E. Chapman, II	9,758,664,304	153,806,485
Edward J. Kaier	9,763,510,014	148,960,774
Steven J. Paggioli	9,765,296,288	147,174,501
Erik Rakowski	9,758,121,834	154,348,954
Thomas R. Schneeweis	9,759,655,066	152,815,722
Christine C. Carsman	9,762,644,429	149,826,359
Kurt Keilhacker	9,759,570,864	152,899,925
Richard F. Powers III	9,750,316,455	162,154,333
Victoria Sassine	9,749,378,146	163,092,642

	Renaissance Large Cap Growth Fund
	For	Against	Abstain	Broker Non-Votes
To amend certain “fundamental” restrictions of the Funds with respect to:	(in $NAV, rounded to the nearest dollar)
Issuance of Senior Securities	$18,708,856	$103,649	$274,261	$604,273
Borrowing	18,678,994	138,720	268,052	604,273
Lending	18,676,393	128,912	281,461	604,273
The Underwriting of Securities	18,706,026	103,590	277,150	604,273
Purchasing and Selling Commodities	18,701,837	110,977	273,952	604,273
Purchasing and Selling Real Estate	18,689,943	116,266	280,557	604,273
Diversification of Investments	18,720,345	92,836	273,584	604,273
Concentrating Investments in a Particular Industry	18,677,462	133,760	275,543	604,273

	Renaissance Large Cap Growth Fund
	For	Against	Abstain	Broker Non-Votes
To amend and restate the Agreement and Declaration of the Trust relating to:	(in $NAV, rounded to the nearest dollar)
Declaration of Trust Amendment Procedures	$17,435,444	$60,391	$218,158	$629,512
Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes	17,299,847	204,235	209,910	629,512
Other Changes	17,209,462	239,289	265,241	629,512

22

PROXY RESULTS (continued)

	All Funds in Trust
	For	Against	Abstain	Broker Non-Votes
	(in $NAV, rounded to the nearest dollar)
To amend and restate the Agreement and Declaration of the Trust relating to:
Declaration of Trust Amendment Procedures	$5,735,361,878	$149,417,450	$190,511,439	$3,837,180,021
Merger, Consolidation, Sale of Assets and Termination of Trust,
Series or Classes	5,360,516,529	516,204,501	198,569,737	3,837,180,021
Other Changes	5,347,192,692	524,275,244	203,822,831	3,837,180,021

23

THIS PAGE INTENTIONALLY LEFT BLANK

Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

Subadvisor

Renaissance Group LLC

625 Eden Park Drive

Suite 1200

Cincinnati, OH 45202

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Managers

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

For ManagersChoiceTM Only

Managers

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9847

Providence, RI 02940-8047

(800) 358-7668

MANAGERS FUNDS

EQUITY FUNDS	BALANCED FUNDS

BRANDYWINE

BRANDYWINE BLUE

BRANDYWINE ADVISORS MIDCAP GROWTH

Friess Associates, LLC

CADENCE CAPITAL APPRECIATION

CADENCE MID-CAP

CADENCE EMERGING COMPANIES

Cadence Capital Management, LLC

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

FRONTIER SMALL CAP GROWTH

Frontier Capital Management Company, LLC

GW&K SMALL CAP EQUITY

Gannett Welsh & Kotler, LLC

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

REAL ESTATE SECURITIES

CenterSquare Investment Management, Inc.

RENAISSANCE LARGE CAP GROWTH

Renaissance Group LLC

SKYLINE SPECIAL EQUITIES PORTFOLIO

Skyline Asset Management, L.P.

SPECIAL EQUITY

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

TIMESQUARE INTERNATIONAL SMALL CAP

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TSCM GROWTH EQUITY

TimesSquare Capital Management, LLC

TRILOGY GLOBAL EQUITY

TRILOGY EMERGING MARKETS EQUITY

TRILOGY INTERNATIONAL SMALL CAP

Trilogy Global Advisors, L.P.

YACKTMAN

YACKTMAN FOCUSED

Yacktman Asset Management LP

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

FQ GLOBAL ESSENTIALS

First Quadrant, L.P.

INCOME FUNDS

BOND (MANAGERS)

GLOBAL INCOME OPPORTUNITY

Loomis, Sayles & Co., L.P.

BOND (MANAGERS PIMCO)

Pacific Investment Management Co. LLC

GW&K FIXED INCOME

GW&K MUNICIPAL BOND

GW&K MUNICIPAL ENHANCED YIELD

Gannett Welsh & Kotler, LLC

HIGH YIELD

J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Amundi Smith Breeden LLC

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

Current net asset value per share for the Fund is available on the Fund’s Web site at www.mamagersinvest.com.

A description of the policies and procedures the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www. sec.gov. For information regarding Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

Annual Report

Managers AMG Funds

December 31, 2013

Yacktman Focused Fund

Service Class: **YAFFX** Institutional Class: **YAFIX**

Yacktman Fund

Service Class: **YACKX**

Managers
INVESTMENT GROUP

AR071-1213

Managers AMG Funds

Annual Report — December 31, 2013

TABLE OF CONTENTS	Page

LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS	4

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	15

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	17
Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	18
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the year

Statements of Changes in Net Assets	19
Detail of changes in assets for the past two years

FINANCIAL HIGHLIGHTS	20
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	22
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	29

TRUSTEES AND OFFICERS	30

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

Thank you for your investment in The Managers Funds. Our foremost goal at Managers Investment Group (“MIG”) is to provide investment products and solutions that help our shareholders and clients successfully reach their investment goals and objectives. We do this by offering a broad selection of Funds managed by a collection of Affiliated Managers Group’s (“AMG”) Affiliate investment boutiques, along with a complementary series of open-architecture mutual funds.

The past year has been an exciting one for us at MIG. We were pleased to welcome the Brandywine Funds into the Managers Fund Family several months ago. We are excited to begin this new chapter in the 27-year history of the Brandywine Funds, while maintaining shareholders’ access to the same investment process that has guided the Brandywine Funds since their inception using the research-driven investment approach of Friess Associates.

We announced effective November 1, 2013, that the GW&K Small Cap Equity Fund would be closed to new investors with certain limited exceptions. The team at GW&K manages a total of $2.5 billion (as of December 31, 2013) in small-capitalization equities and closing the Fund to new investors allows the team to continue to execute on the investment process that has been effective for more than a decade. We also announced effective December 31, 2013, that Yacktman Fund and Yacktman Focused Fund will be closed to new investors with certain limited exceptions. The team at Yacktman Asset Management manages over $30 billion in U.S. equities and closing these Funds to new investors allows the team to continue to execute on the investment process that has been effective for more than two decades. We will continue to make decisions such as these that we believe are in the best interest of our shareholders.

Risky assets did well in 2013, with U.S. equity markets surpassing all-time highs. Ongoing global monetary easing, a low-yield environment, and healthy U.S. economic growth are supporting investor appetite for risk assets. Despite improving investor sentiment, risks remain, including uncertainty surrounding the Fed’s eventual exit from its ultra-accommodative monetary policy, ongoing fiscal headwinds in the U.S. and slower growth in Emerging Markets. Nevertheless, we are cautiously optimistic about the prospects for the upcoming year and we are confident that our Funds are well positioned to weather an uncertain economic environment.

We thank you for your continued confidence and investment in The Managers Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Keitha Kinne
President
The Managers Funds

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2013	Expense Ratio for the Period	Beginning Account Value 07/01/13	Ending Account Value 12/31/13	Expenses Paid During the Period*
Yacktman Focused Fund
Service Class
Based on Actual Fund Return	1.23%	$1,000	$1,089	$6.48
Hypothetical (5% return before expenses)	1.23%	$1,000	$1,019	$6.26

Institutional Class
Based on Actual Fund Return	1.06%	$1,000	$1,090	$5.58
Hypothetical (5% return before expenses)	1.06%	$1,000	$1,020	$5.40

Yacktman Fund
Service Class
Based on Actual Fund Return	0.72%	$1,000	$1,095	$3.80
Hypothetical (5% return before expenses)	0.72%	$1,000	$1,022	$3.67

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

3

Yacktman Focused Fund

Portfolio Manager’s Comments

In the year ending December 31, 2013, Yacktman Focused Fund and Yacktman Fund produced returns of 27.0% and 27.7%, respectively, while the benchmark, the S&P 500® Index, returned 32.4%. Our long-term goal is to achieve solid absolute rates of return over multi-year time periods while managing the overall level of risk in the Funds. In the current environment, where the stock market has risen significantly since 2009, and rapidly in the last two years, we are very focused on managing risk through quality security selection and portfolio positioning.

We are happy with results in the last 12 months and over the long-term. We are optimistic about the current holdings, which we think offer attractive rates of return in companies that are generally of extremely high quality. Our cash levels increased slightly during the quarter and have been a short-term drag to results, however current cash levels are only modestly higher than the long-term average in the Funds since 2000.

We think it is important to prudently manage risk for investors. As long-only fund managers, patience – combined with the willingness to hold cash – are some of our best tools to protect our Funds’ investors when we are not finding sufficient bargains. To be clear, our approach is focused on investments in individual securities, and we do not try to predict the direction of the market. We do not require market declines to put cash to work, however, it is generally more difficult to find significant new investment opportunities in a rapidly rising market.

PORTFOLIO REVIEW

FUNDS CLOSED TO NEW INVESTORS

On December 31, 2013, Yacktman Focused Fund and Yacktman Fund closed to new investors. The effect of the soft close will vary by intermediary firm, based on the sponsor’s platforms for advisors and shareholders. If you have a specific question on Fund availability we would ask you contact our Managers’ sales center at 800-368-4410 and they will assist you with questions on the Funds’ availability.

In recent years, total fund assets, along with assets in other accounts we manage with similar investment mandates, have grown due to strong investment results and additional inflows. We believe it is prudent to restrict flows to preserve the integrity of our investment approach and maintain flexibility. The closure is not related to the level of the market or our ability to find attractive investments currently.

CONTRIBUTORS/DETRACTORS

The Yacktman Focused Fund’s top contributors to performance for the year included C.R. Bard Inc, Microsoft Corp, Viacom Inc, Class B and Twenty First Century Fox and for the Yacktman Fund, C.R. Bard Inc, Microsoft Corp, Viacom Inc and Hewlett Packard Company. During the fourth quarter, C.R. Bard Inc’s shares rose sharply as the company received more than $800 million in pre-tax proceeds from a long-running patent lawsuit victory. The company has already used some of the proceeds to make acquisitions and increase its investments in attractive new technologies. We think C.R. Bard Inc. is positioned to be one of the fastest growing health care companies over the next few years.

Coca-Cola’s shares appreciated solidly during the fourth quarter after being left out of much of the rally earlier in the year. Microsoft Corp’s shares were up solidly during the quarter on stronger than expected earnings and anticipation of positive changes at the company after a new Chief Executive Officer is hired.

Detractors in the fourth quarter for both Funds included Avon Products Inc., Cisco Systems Inc. and C.H. Robinson Worldwide Inc. Avon Products Inc. shares declined due to poor quarterly results and increased market concerns about fines related to the Foreign Corrupt Practices Act (FCPA) investigation. Turnarounds generally take time, and we continue to have confidence that the new management team is taking the correct steps to improve the business. We believe the concerns about the potential magnitude of FCPA fines are overstated given the practices that Avon Products Inc. is being investigated for as well as previous FCPA fines levied on other firms. The shares remain inexpensive based on our assessment of normalized earnings and the potential value to a strategic buyer.

Cisco Systems Inc. shares fell after the company reported disappointing results and issued poor forward guidance, largely due to weakness in emerging markets. We think the shares continue to represent extremely good value given the strong balance sheet and earnings power of the business. C.H. Robinson Worldwide Inc.’s shares declined modestly due to continued margin pressure in its North American truckload brokerage business.

OTHER

We modestly reduced our position in Twenty-First Century Fox due to strong price appreciation. Our News Corporation position was eliminated in Yacktman Focused Fund and pared down considerably within Yacktman Fund.

Oracle Corp. appreciated more than 10% after reporting solid earnings results. We first purchased shares in Oracle Corp. in late June of this year and quickly built a position that today is more than 3% of assets in each Fund. The Oracle Corp. investment demonstrates that new value opportunities can still be found even during a period of significant market appreciation.

Sysco Corp’s stock jumped after announcing an agreement to acquire U.S. Foods, Inc., its largest competitor. We think the deal is extremely attractive as the business combination offers significant cost savings opportunities and economies of scale. During the quarter, Dell Inc. shares were removed from the Portfolio due to the management buyout, Janus Capital Group, Inc. was sold out of Yacktman Fund due to price appreciation, and eBay Inc. was added to the Focused Fund and increased in the Yacktman Fund. We also purchased two small new positions in both Funds. We think C.H. Robinson continues to represent good value at current prices.

CONCLUSION

We are pleased with the returns for 2013. We believe the quality level of the Funds’ holdings is extremely high and valuations are attractive. We will work hard to evaluate current positions and look for new opportunities. As always, we will continue to be diligent, objective and patient when managing Yacktman Focused Fund and Yacktman Fund.

4

Yacktman Focused Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance

Yacktman Focused Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in the Yacktman Focused Fund’s Service Class on December 31, 2003, to a $10,000 investment made in the S&P 500® Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the Yacktman Focused Fund and the S&P 500® Index for the same time periods ended December 31, 2013.

	Average Annual Total Returns[1]
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Yacktman Focused Fund[2,3,4,5,6,7,8]
Service Class	27.01%	22.39%	10.55%	9.94%	04/30/97
Institutional Class	27.19%	—	—	23.26%	07/24/12
S&P 500® Index[9]	32.39%	17.94%	7.41%	7.10%	04/30/97	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com. Current net asset values per share for each Fund are available on the Funds’ Web site at www.managersinvest.com.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit our Web site at www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., member FINRA.

†	Date reflects the inception date of the Fund, not the index.
[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2013. All returns are in U.S. dollars ($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors.
[4]	Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.
[5]

Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[6]

The Fund can invest in securities of different market capitalizations (small, mid and large capitalizations) and styles (growth vs. value), each of which will react differently to various market movements.

[7]	A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.
[8]

The Fund inception dates and returns for all periods beginning prior to June 29, 2012 reflects performance of the predecessor Fund, The Yacktman Focused Fund, and was managed by Yacktman Asset Management with the same investment objectives and substantially similar investment policies.

[9]

The S&P 500® Index is capitalization-weighted index of 500 stocks. The S&P 500® Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Unlike the Fund, the Index is unmanaged, is not available for investment, and does not incur expenses.

The S&P 500® Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc. All rights reserved.

Not FDIC insured, nor bank guaranteed. May lose value.

5

Yacktman Focused Fund

Fund Snapshots

December 31, 2013

Portfolio Breakdown (unaudited)

Sector	Yacktman Focused Fund**	S&P 500® Index
Consumer Staples	31.3%	9.8%
Information Technology	15.4%	18.6%
Health Care	12.0%	13.0%
Consumer Discretionary	10.7%	12.5%
Financials	4.0%	16.2%
Energy	3.6%	10.3%
Industrials	1.7%	10.9%
Materials	0.7%	3.5%
Telecommunication Services	0.0%	2.3%
Utilities	0.0%	2.9%
Other Assets and Liabilities	20.6%	0.0%

**	As a percentage of net assets

Top Ten Holdings (unaudited)

Security Name	%of Net Assets
PepsiCo, Inc.*	9.6%
The Procter & Gamble Co.*	7.3
Twenty-First Century Fox, Inc., Class A	6.9
The Coca-Cola Co.*	6.7
Cisco Systems, Inc.*	4.7
Microsoft Corp.*	4.1
Sysco Corp.*	3.9
Oracle Corp.	3.6
CR Bard, Inc.*	3.4
Stryker Corp.*	3.2

Top Ten as a Group	53.4%

*	Top Ten Holding at June 30, 2013

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

6

Yacktman Focused Fund

Fund Snapshots

For the six months ended December 31, 2013 (unaudited)

Equity Purchases (unaudited)

New Purchases	Current Shares Held
Aggreko PLC	1,686,000

Aggreko PLC provides specialist power and temperature control rental services in two main product areas, mobile electricity generators and temperature control equipment. Aggreko also supplies oil-free diesel compressors used to eliminate oil based contaminants in the food, pharmaceutical and textile industries. The Group operates through approximately 118 depots in 23 countries worldwide.

BlackBerry, Ltd.	2,190,000

BlackBerry Ltd. designs, manufactures, and markets wireless solutions for the worldwide mobile communications market. The Company provides platforms and solutions for access to email, phone, SMS messaging, Internet, and Intranet-based applications.

eBay, Inc.	3,200,000

eBay Inc. operates an online trading community. The Company’s service is used by buyers and sellers for the exchange of products and services such as coins, collectibles, computers, memorabilia, stamps and toys, as well as concert and sporting tickets. eBay also offers, through a subsidiary, secure online payment services.

Samsung Electronics Co., Ltd.	11,350

Samsung Electronics Co., Ltd. manufactures a wide range of consumer and industrial electronic equipment and products such as semiconductors, personal computers, peripherals, monitors, televisions, and home appliances including air conditioners and microwave ovens. The Company also produces Internet access network systems and telecommunications equipment including mobile phones.

Twenty-First Century Fox, Inc., Class A	23,555,000

Twenty-First Century Fox, Inc. is a diversified media company. The Company’s media and entertainment operations include the production and distribution motion pictures and television programming, music, radio broadcasting, and sports.

Equity Purchases & Sales (unaudited)

Purchases	Net Shares Purchased	Current Shares Held
Aggreko PLC	1,686,000	1,686,000
CH Robinson Worldwide, Inc.	180,000	2,600,000
Cisco Systems, Inc.	5,286,000	24,936,000
The Coca-Cola Co.	7,400,000	19,400,000
eBay, Inc.	3,200,000	3,200,000
Exxon Mobil Corp.	700,000	2,900,000
Oracle Corp.	2,805,000	11,205,000
PepsiCo, Inc.	4,525,000	13,825,000
Samsung Electronics Co., Ltd.	11,350	11,350
Sysco Corp.	400,000	12,885,000

Sales	Net Shares Sold	Current Shares Held
Cisco Systems, Inc.	550,000	24,936,000
CR Bard, Inc.	1,280,000	3,000,000
Hewlett-Packard Co.	1,235,000	1,965,000
Microsoft Corp.	820,000	13,180,000
Sysco Corp.	415,000	12,885,000
Twenty-First Century Fox, Inc., Class A	4,290,000	23,555,000

7

Yacktman Focused Fund

Schedule of Portfolio Investments

December 31, 2013

	Shares	Value
Common Stocks - 79.3%
Consumer Discretionary - 10.7%
Apollo Education Group, Inc.*	2,705,000	$73,900,600
Comcast Corp., Class A	2,300,000	114,724,000
Twenty-First Century Fox, Inc., Class A	23,555,000	828,664,900
Viacom, Inc., Class B	3,000,000	262,020,000
Total Consumer Discretionary		1,279,309,500
Consumer Staples - 31.3%
Avon Products, Inc.	7,200,000	123,984,000
The Clorox Co.	2,660,000	246,741,600
The Coca-Cola Co.	19,400,000	801,414,000
PepsiCo, Inc.	13,825,000	1,146,645,500
The Procter & Gamble Co.	10,640,000	866,202,400
Sysco Corp.	12,885,000	465,148,500
Wal-Mart Stores, Inc.	1,000,000	78,690,000
Total Consumer Staples		3,728,826,000
Energy - 3.6%
ConocoPhillips	2,000,000	141,300,000
Exxon Mobil Corp.	2,900,000	293,480,000
Total Energy		434,780,000
Financials - 4.0%
The Bank of New York Mellon Corp.	2,250,000	78,615,000
The Goldman Sachs Group, Inc.	250,000	44,315,000
Northern Trust Corp.	550,000	34,039,500
Resource America, Inc., Class A	215,000	2,012,400
State Street Corp.	925,000	67,885,750
US Bancorp	4,000,000	161,600,000
Wells Fargo & Co.	1,850,000	83,990,000
Total Financials		472,457,650
Health Care - 12.0%
Becton, Dickinson and Co.	670,000	74,028,300
Covidien PLC	800,000	54,480,000
CR Bard, Inc.	3,000,000	401,820,000
Johnson & Johnson	3,800,000	348,042,000
Patterson Cos., Inc.	650,000	26,780,000
Stryker Corp.	5,100,000	383,214,000
WellPoint, Inc.	1,600,000	147,824,000
Total Health Care		1,436,188,300
Industrials - 1.7%
Aggreko PLC	1,686,000	47,816,264
CH Robinson Worldwide, Inc.	2,600,000	151,684,000
Total Industrials		199,500,264
Information Technology - 15.3%
BlackBerry, Ltd.*,1	2,190,000	16,315,500

	Shares	Value
Cisco Systems, Inc.	24,936,000	$559,813,200
Corning, Inc.	5,350,000	95,337,000
eBay, Inc.*	3,200,000	175,648,000
Hewlett-Packard Co.	1,965,000	54,980,700
Microsoft Corp.	13,180,000	493,327,400
Oracle Corp.	11,205,000	428,703,300
Total Information Technology		1,824,125,100
Materials - 0.7%
Sigma-Aldrich Corp.	944,000	88,745,440
Total Common Stocks (cost $6,883,537,554)		9,463,932,254
Preferred Stocks - 0.1%
Samsung Electronics Co., Ltd., 0.830% (Information Technology) (cost $11,124,746)	11,350	10,915,393

	Principal Amount
Short-Term Investments - 20.4%
Repurchase Agreements - 0.1%[2]
Cantor Fitzgerald Securities, dated 12/31/13, due 01/02/14, 0.010%, total to be received $2,925,791 (collateralized by various U.S. Government Agency Obligations, 0.000% - 10.500%, 01/15/14 - 05/01/51, totaling $2,984,305)	$2,925,789	2,925,789
Citigroup Global Markets, Inc., dated 12/31/13, due 01/02/14, 0.020%, total to be received $2,925,792 (collateralized by various U.S. Government Agency Obligations, 2.080% - 11.000%, 12/15/15 - 08/15/53, totaling $2,984,305)	2,925,789	2,925,789
Deutsche Bank Securities, Inc., dated 12/31/13, due 01/02/14, 0.030%, totalto be received $2,925,794 (collateralized by various U.S. Government Agency Obligations, 0.000% - 8.000%, 01/24/14 - 02/01/47, totaling $2,984,306)	2,925,789	2,925,789

The accompanying notes are an integral part of these financial statements.

8

Yacktman Focused Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Repurchase Agreements - 0.1% (continued)[2]
Merrill Lynch, Pierce, Fenner & Smith, Inc.,dated 12/31/13, due 01/02/14, 0.010%, total to be received $2,925,791 (collateralized by various U.S. Government Agency Obligations, 1.364% - 7.000%, 06/01/17 - 09/01/44, totaling $2,984,305)	$2,925,789	$2,925,789
RBC Capital Markets LLC, dated 12/31/13,due 01/02/14, 0.001%, total to bereceived $615,947 (collateralized byvarious U.S. Government Agency Obligations, 0.000% - 2.500%, 01/23/14 - 08/15/23, totaling $628,266)	615,947	615,947
Total Repurchase Agreements		12,319,103

	Shares	Value
Other Investment Companies - 20.3%[3]
Dreyfus Cash Management Fund, Institutional Class Shares, 0.04%	540,253,979	$540,253,979
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.06%	702,699,672	702,699,672
JPMorgan Liquid Assets Money Market Fund, Capital Shares, 0.06%	585,009,863	585,009,863
JPMorgan Prime Money Market Fund, Capital Shares, 0.04%	590,189,460	590,189,460
Total Other Investment Companies		2,418,152,974
Total Short-Term Investments (cost $2,430,472,077)		2,430,472,077
Total Investments - 99.8% (cost $9,325,134,377)		11,905,319,724
Other Assets, less Liabilities - 0.2%		25,902,496
Net Assets - 100.0%		$11,931,222,220

The accompanying notes are an integral part of these financial statements.

9

Yacktman Fund

Portfolio Manager’s Comments

Cumulative Total Return Performance

Yacktman Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in the Yacktman Fund’s Service Class on December 31, 2003, to a $10,000 investment made in the S&P 500® Index for the same time period.

Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the Yacktman Fund and the S&P 500® Index for the same time periods ended December 31, 2013.

	Average Annual Total Returns[1]
	One Year	Five Years	Ten Years
Yacktman Fund[2,3,4,5,6]
Service Class	27.74%	22.35%	10.18%
S&P 500® Index[7]	32.39%	17.94%	7.41%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com. Current net asset values per share for each Fund are available on the Funds’ Web site at www.managersinvest.com.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit our Web site at www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2013. All returns are in U.S. dollars ($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors.
[4]

Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[5]

The Fund can invest in securities of different market capitalizations (small, mid and large capitalizations) and styles (growth vs. value), each of which will react differently to various market movements.

[6]

The returns for all periods beginning prior to June 29, 2012 reflects performance of the predecessor Fund, The Yacktman Fund, and was managed by Yacktman Asset Management with the same investment objectives and substantially similar investment policies.

[7]

The S&P 500® Index is capitalization-weighted index of 500 stocks. The S&P 500® Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Unlike the Fund, the Index is unmanaged, is not available for investment, and does not incur expenses.

The S&P 500® Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc. All rights reserved. Not FDIC insured, nor bank guaranteed. May lose value.

10

Yacktman Fund

Fund Snapshots

December 31, 2013

Portfolio Breakdown (unaudited)

Sector	Yacktman Fund**	S&P 500® Index
Consumer Staples	26.9%	9.8%
Information Technology	15.4%	18.6%
Consumer Discretionary	13.7%	12.5%
Health Care	11.3%	13.0%
Financials	5.3%	16.2%
Energy	3.8%	10.3%
Industrials	1.6%	10.9%
Materials	0.7%	3.5%
Telecommunication Services	0.0%	2.3%
Utilities	0.0%	2.9%
Other Assets and Liabilities	21.3%	0.0%

**	As a percentage of net assets

Top Ten Holdings (unaudited)

Security Name	% of Net Assets
PepsiCo, Inc.*	7.7%
Twenty-First Century Fox, Inc., Class A	7.3
The Procter & Gamble Co.*	6.2
The Coca-Cola Co.*	5.0
Cisco Systems, Inc.*	4.4
Microsoft Corp.*	4.1
Sysco Corp.*	3.5
CR Bard, Inc.*	3.4
Oracle Corp.	3.3
Viacom, Inc., Class B*	3.0

Top Ten as a Group	47.9%

*	Top Ten Holding at June 30, 2013

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

11

Yacktman Fund

Fund Snapshots

For the six months ended December 31, 2013 (unaudited)

Equity Purchases (unaudited)

Current
New Purchases	Shares Held
Aggreko PLC	1,962,000

Aggreko PLC provides specialist power and temperature control rental services in two main product areas, mobile electricity generators and temperature control equipment. Aggreko also supplies oil-free diesel compressors used to eliminate oil based contaminants in the food, pharmaceutical and textile industries. The Group operates through approximately 118 depots in 23 countries worldwide.

BlackBerry, Ltd.	2,564,000

BlackBerry Ltd. designs, manufactures, and markets wireless solutions for the worldwide mobile communications market. The Company provides platforms and solutions for access to email, phone, SMS messaging, Internet, and Intranet-based applications.

Samsung Electronics Co., Ltd.	13,100

Samsung Electronics Co., Ltd. manufactures a wide range of consumer and industrial electronic equipment and products such as semiconductors, personal computers, peripherals, monitors, televisions, and home appliances including air conditioners and microwave ovens. The Company also produces Internet access network systems and telecommunications equipment including mobile phones.

Twenty-First Century Fox, Inc., Class A	29,040,000

Twenty-First Century Fox, Inc. is a diversified media company. The Company’s media and entertainment operations include the production and distribution motion pictures and television programming, music, radio broadcasting, and sports.

Equity Purchases & Sales (unaudited)

	Net Shares	Current
Purchases	Purchased	Shares Held
Aggreko PLC	1,962,000	1,962,000
CH Robinson Worldwide, Inc.	170,000	2,900,000
Cisco Systems, Inc.	5,588,000	27,500,000
The Coca-Cola Co.	6,200,000	16,900,000
eBay, Inc.	2,420,000	3,670,000
Exxon Mobil Corp.	700,000	3,300,000
Oracle Corp.	3,800,000	12,000,000
PepsiCo, Inc.	3,745,000	12,945,000
The Procter & Gamble Co.	600,000	10,650,000
Samsung Electronics Co., Ltd.	13,100	13,100
Sysco Corp.	190,000	13,481,700

	Net Shares	Current
Sales	Sold	Shares Held
Cisco Systems, Inc.	1,388,000	27,500,000
CR Bard, Inc.	384,100	3,500,000
Hewlett-Packard Co.	1,417,000	2,878,000
News Corp., Class A	6,049,500	1,888,000
Sysco Corp.	478,300	13,481,700
Twenty-First Century Fox, Inc., Class A	2,710,000	29,040,000
Viacom, Inc., Class B	270,000	4,730,000

12

Yacktman Fund

Schedule of Portfolio Investments

December 31, 2013

	Shares	Value
Common Stocks - 78.6%
Consumer Discretionary - 13.7%
Apollo Education Group, Inc.*	3,300,000	$90,156,000
Comcast Corp., Class A	4,700,000	234,436,000
Liberty Interactive Corp., Class A*	2,900,000	85,115,000
News Corp., Class A*	1,888,000	34,021,760
Staples, Inc.	2,000,000	31,780,000
Twenty-First Century Fox, Inc., Class A	29,040,000	1,021,627,200
Viacom, Inc., Class B	4,730,000	413,118,200
Total Consumer Discretionary		1,910,254,160
Consumer Staples - 26.9%
Avon Products, Inc.	8,400,000	144,648,000
The Clorox Co.	2,365,000	219,377,400
The Coca-Cola Co.	16,900,000	698,139,000
Colgate-Palmolive Co.	1,340,000	87,381,400
Lancaster Colony Corp.	460,000	40,549,000
PepsiCo, Inc.	12,945,000	1,073,658,300
The Procter & Gamble Co.	10,650,000	867,016,500
Sysco Corp.	13,481,700	486,689,370
Wal-Mart Stores, Inc.	1,700,000	133,773,000
Total Consumer Staples		3,751,231,970
Energy - 3.8%
ConocoPhillips	2,750,000	194,287,500
Exxon Mobil Corp.	3,300,000	333,960,000
Total Energy		528,247,500
Financials - 5.3%
Bank of America Corp.	5,000,000	77,850,000
The Bank of New York Mellon Corp.	4,200,000	146,748,000
The Goldman Sachs Group, Inc.	350,000	62,041,000
Resource America, Inc., Class A	659,226	6,170,355
State Street Corp.	1,140,000	83,664,600
US Bancorp	6,500,000	262,600,000
Wells Fargo & Co.	2,100,000	95,340,000
Total Financials		734,413,955
Health Care - 11.3%
Becton, Dickinson and Co.	780,000	86,182,200
Covidien PLC	850,000	57,885,000
CR Bard, Inc.	3,500,000	468,790,000
Johnson & Johnson	4,050,000	370,939,500
Patterson Cos., Inc.	2,050,000	84,460,000
Stryker Corp.	4,900,000	368,186,000
WellPoint, Inc.	1,406,800	129,974,252
Total Health Care		1,566,416,952

	Shares	Value
Industrials - 1.6%
Aggreko PLC	1,962,000	$55,643,838
CH Robinson Worldwide, Inc.	2,900,000	169,186,000
Total Industrials		224,829,838
Information Technology - 15.3%
BlackBerry, Ltd.*,1	2,564,000	19,101,800
Cisco Systems, Inc.	27,500,000	617,375,000
Corning, Inc.	6,250,000	111,375,000
eBay, Inc.*	3,670,000	201,446,300
Hewlett-Packard Co.	2,878,000	80,526,440
Intel Corp.	2,300,000	59,708,000
Microsoft Corp.	15,350,000	574,550,500
Oracle Corp.	12,000,000	459,120,000
Total Information Technology		2,123,203,040
Materials - 0.7%
Sigma-Aldrich Corp.	1,096,000	103,034,960
Total Common Stocks (cost $7,527,264,766)		10,941,632,375
Preferred Stocks - 0.1%
Samsung Electronics Co., Ltd., 0.830% (Information Technology) (cost $12,844,133)	13,100	12,598,383

	Principal Amount
Short-Term Investments - 21.1%
Repurchase Agreements - 0.1%[2]
Citigroup Global Markets, Inc., dated 12/31/13, due 01/02/14, 0.020%, total to be received $2,485,928 (collateralized by various U.S. Government Agency Obligations, 2.080% - 11.000%, 12/15/15 - 08/15/53, totaling $2,535,644)	$2,485,925	2,485,925
Daiwa Capital Markets America, dated 12/31/13, due 01/02/14, 0.030%, total to be received $2,485,929 (collateralized by various U.S. Government Agency Obligations, 0.000% - 6.500%, 04/30/15 - 03/01/48, totaling $2,535,644)	2,485,925	2,485,925
Deutsche Bank Securities, Inc., dated 12/31/13, due 01/02/14, 0.030%, total to be received $2,485,929 (collateralized by various U.S. Government Agency Obligations, 0.000% - 8.000%, 01/24/14 - 02/01/47, totaling $2,535,644)	2,485,925	2,485,925

The accompanying notes are an integral part of these financial statements.

13

Yacktman Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Repurchase Agreements - 0.1% (continued)[2]
Merrill Lynch, Pierce, Fenner & Smith, Inc., dated 12/31/13, due 01/02/14, 0.010%, total to be received $2,485,926 (collateralized by various U.S. Government Agency Obligations, 1.364% - 7.000%, 06/01/17 - 09/01/44, totaling $2,535,644)	$2,485,925	$2,485,925
RBC Capital Markets LLC, dated 12/31/13, due 01/02/14, 0.001%, total to be received $523,345 (collateralized by various U.S. Government Agency Obligations, 0.000% - 2.500%, 01/23/14 - 08/15/23, totaling $533,812)	523,345	523,345
Total Repurchase Agreements		10,467,045

	Shares	Value
Other Investment Companies - 21.0%[3]
Dreyfus Cash Management Fund, Institutional Class Shares, 0.04%	650,271,320	$650,271,320
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.06%	892,978,106	892,978,106
JPMorgan Liquid Assets Money Market Fund, Capital Shares, 0.06%	690,121,485	690,121,485
JPMorgan Prime Money Market Fund, Capital Shares, 0.04%	700,183,434	700,183,434
Total Other Investment Companies		2,933,554,345
Total Short-Term Investments (cost $2,944,021,390)		2,944,021,390
Total Investments - 99.8% (cost $10,484,130,289)		13,898,252,148
Other Assets, less Liabilities - 0.2%		33,193,848
Net Assets - 100.0%		$13,931,445,996

The accompanying notes are an integral part of these financial statements.

14

Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At December 31, 2013, the approximate cost of investments for Federal income tax purposes and the aggregate gross unrealized appreciation and/or depreciation based on tax cost were as follows:

Fund	Cost	Appreciation	Depreciation	Net
Yacktman Focused Fund	$9,326,108,240	$2,618,326,420	$(39,114,936)	$2,579,211,484
Yacktman Fund	10,487,131,565	3,461,252,791	(50,132,208)	3,411,120,583

*	Non-income producing security.
[1]	Some or all of these shares were out on loan to various brokers as of December 31, 2013, amounting to:

Fund	Market Value	% of Net Assets
Yacktman Focused Fund	$12,220,200	0.1%
Yacktman Fund	10,382,795	0.1%

[2]	Collateral received from brokers for securities lending was invested in these short-term investments.
[3]	Yield shown represents the December 31, 2013, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed asan annual percentage.

The following table summarizes the inputs used to value the Funds’ net assets by the fair value hierarchy levels as of December 31, 2013: (See Note 1(a) in the Notes to the Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Yacktman Focused Fund
Investments in Securities
Common Stocks
Consumer Staples	$3,728,826,000	—	—	$3,728,826,000
Information Technology	1,824,125,100	—	—	1,824,125,100
Health Care	1,436,188,300	—	—	1,436,188,300
Consumer Discretionary	1,279,309,500	—	—	1,279,309,500
Financials	472,457,650	—	—	472,457,650
Energy	434,780,000	—	—	434,780,000
Industrials	151,684,000	$47,816,264	—	199,500,264
Materials	88,745,440	—	—	88,745,440
Preferred Stocks	—	10,915,393	—	10,915,393
Short-Term Investments
Repurchase Agreements	—	12,319,103	—	12,319,103
Other Investment Companies	2,418,152,974	—	—	2,418,152,974

Total Investments in Securities	$11,834,268,964	$71,050,760	—	$11,905,319,724

The accompanying notes are an integral part of these financial statements.

15

Notes to Schedule of Portfolio Investments (continued)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Yacktman Fund
Investments in Securities
Common Stocks
Consumer Staples	$3,751,231,970	—	—	$3,751,231,970
Information Technology	2,123,203,040	—	—	2,123,203,040
Consumer Discretionary	1,910,254,160	—	—	1,910,254,160
Health Care	1,566,416,952	—	—	1,566,416,952
Financials	734,413,955	—	—	734,413,955
Energy	528,247,500	—	—	528,247,500
Industrials	169,186,000	$55,643,838	—	224,829,838
Materials	103,034,960	—	—	103,034,960
Preferred Stocks	—	12,598,383	—	12,598,383
Short-Term Investments
Repurchase Agreements	—	10,467,045	—	10,467,045
Other Investment Companies	2,933,554,345	—	—	2,933,554,345

Total Investments in Securities	$13,819,542,882	$78,709,266	—	$13,898,252,148

As of December 31, 2013, the Funds had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

16

Statement of Assets and Liabilities

December 31, 2013

	Yacktman Focused Fund	Yacktman Fund
Assets:
Investments at value* (including securities on loan valued at $12,220,200 and $10,382,795, respectively)	$11,905,319,724	$13,898,252,148
Receivable for Fund shares sold	40,389,806	58,735,070
Receivable for investments sold	9,490,870	—
Receivable from affiliate for interfund lending	21,940,862	1,273,975
Dividends, interest and other receivables	15,729,904	16,883,600
Prepaid expenses	165,796	141,242
Receivable from affiliate	59,884	70,848
Other Asset	5,581	181
Total assets	11,993,102,427	13,975,357,064
Liabilities:
Payable for Fund shares repurchased	26,011,154	23,666,569
Payable upon return of securities loaned	12,319,103	10,467,045
Payable for investments purchased	10,346,995	1,293,764
Accrued expenses:
Investment advisory and management fees	9,969,982	6,417,959
Shareholder servicing fees - Service Class	1,947,015	620,852
Administrative and accounting fees	397,263	450,996
Trustees fees and expenses	17,557	28,652
Other	871,138	965,231
Total liabilities	61,880,207	43,911,068

Net Assets	$11,931,222,220	$13,931,445,996

Net Assets Represent:
Paid-in capital	$9,282,393,228	$10,512,320,709
Undistributed net investment income (loss)	(1,870)	995,439
Accumulated net realized gain from investments	68,645,785	4,008,330
Net unrealized appreciation of investments and foreign currency translation	2,580,185,077	3,414,121,518
Net Assets	$11,931,222,220	$13,931,445,996
Service Class:
Net Assets	$8,630,018,622	$13,931,445,996
Shares outstanding	343,187,680	591,696,289
Net asset value, offering and redemption price per share	$25.15	$23.54
Institutional Class:
Net Assets	$3,301,203,598	n/a
Shares outstanding	131,244,985	n/a
Net asset value, offering and redemption price per share	$25.15	n/a
* Investments at cost	$9,325,134,377	$10,484,130,289

The accompanying notes are an integral part of these financial statements.

17

Statement of Operations

For the year ended December 31, 2013

	Yacktman Focused Fund	Yacktman Fund
Investment Income:
Dividend income	$186,306,430	$206,743,921
Interest income	2,636	72
Securities lending income	79,852	98,378
Total investment income	186,388,918	206,842,371
Expenses:
Investment advisory and management fees	99,625,572	64,200,443
Shareholder servicing fees - Service Class	13,064,523	12,149,828
Administrative and accounting fees	2,264,067	2,617,077
Extraordinary expense	1,911,896	2,168,538
Transfer agent	959,003	1,782,448
Reports to shareholders	674,890	615,640
Custodian	584,540	682,492
Registration fees	497,375	419,884
Professional fees	429,699	417,463
Trustees fees and expenses	418,360	491,808
Miscellaneous	544,058	628,013
Total expenses before offsets	120,973,983	86,173,634
Expense repayments	115,834	—
Fee waivers	(378,441)	(431,292)
Net expenses	120,711,376	85,742,342

Net investment income	65,677,542	121,100,029
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments and foreign currency transactions	447,865,769	389,619,247
Net change in unrealized appreciation (depreciation) of investments and foreign currency translations	1,698,944,938	2,139,348,793
Net realized and unrealized gain	2,146,810,707	2,528,968,040

Net increase in net assets resulting from operations	$2,212,488,249	$2,650,068,069

The accompanying notes are an integral part of these financial statements.

18

Statements of Changes in Net Assets

For the year ended December 31,

	Yacktman Focused Fund		Yacktman Fund
	2013	2012	2013	2012
Increase (Decrease) in Net Assets From Operations:
Net investment income	$65,677,542	$56,433,859	$121,100,029	$110,096,256
Net realized gain on investments and foreign currency transactions	447,865,769	3,981,268	389,619,247	56,282,905
Net change in unrealized appreciation (depreciation) of investments and foreign currency translations	1,698,944,938	512,799,174	2,139,348,793	632,360,646
Net increase in net assets resulting from operations	2,212,488,249	573,214,301	2,650,068,069	798,739,807
Distributions to Shareholders:
From net investment income:
Service Class	(46,190,910)	(51,830,513)	(120,374,193)	(109,829,426)
Institutional Class	(22,207,781)	(3,598,238)	n/a	n/a
From net realized gain on investments:
Service Class	(256,163,300)	(24,239,634)	(381,679,774)	(56,417,680)
Institutional Class	(97,355,070)	(1,454,823)	n/a	n/a
Total distributions to shareholders	(421,917,061)	(81,123,208)	(502,053,967)	(166,247,106)
Capital Share Transactions:
Service Class
Proceeds from sale of shares	3,369,425,050 [1]	3,549,546,545	4,678,572,186 [1]	3,592,942,100
Reinvestment of dividends and distributions	294,730,635	68,354,420	452,100,895	146,197,765
Cost of shares repurchased	(3,106,343,896)	(1,950,053,850)	(2,018,224,152)	(1,993,732,211)
Net increase from Service Class share transactions	557,811,789	1,667,847,115	3,112,448,929	1,745,407,654
Institutional Class
Proceeds from sale of shares	2,497,940,511	728,742,463	n/a	n/a
Reinvestment of dividends and distributions	83,949,796	4,783,961	n/a	n/a
Cost of shares repurchased	(314,542,031)	(21,172,965)	n/a	n/a
Net increase from Institutional Class share transactions	2,267,348,276	712,353,459	n/a	n/a
Total increase from capital share transactions	2,825,160,065	2,380,200,574	3,112,448,929	1,745,407,654
Total increase in net assets	4,615,731,253	2,872,291,667	5,260,463,031	2,377,900,355
Net Assets:
Beginning of year	7,315,490,967	4,443,199,300	8,670,982,965	6,293,082,610
End of year	$11,931,222,220	$7,315,490,967	$13,931,445,996	$8,670,982,965
End of year undistributed net investment income (loss)	$(1,870)	$1,005,531	$995,439	$271,374

Share Transactions:
Service Class:
Sale of shares	141,931,291	178,848,933	209,591,176	193,323,877
Reinvested shares from dividends and distributions	11,779,798	3,400,841	19,295,805	7,871,945
Shares repurchased	(132,260,791)	(97,165,504)	(90,731,553)	(106,958,619)
Net increase - Service Class	21,450,298	85,084,270	138,155,428	94,237,203
Institutional Class:
Sale of shares	106,050,904	35,498,228	n/a	n/a
Reinvested shares from dividends and distributions	3,353,967	233,478	n/a	n/a
Shares repurchased	(12,865,953)	(1,025,639)	n/a	n/a
Net increase - Institutional Class	96,538,918	34,706,067	n/a	n/a

[1]	Includes a contribution of capital by the Investment Manager. (See Note 2 in the Notes to the Financial Statements.)

The accompanying notes are an integral part of these financial statements.

19

Yacktman Focused Fund

Financial Highlights

For a share outstanding throughout each period

	For the year ended December 31,
Service Class	2013	2012†	2011††	2010††	2009††
Net Asset Value, Beginning of Year	$20.52	$18.78	$17.68	$16.13	$9.97
Income from Investment Operations:
Net investment income	0.15 [1]	0.18 [1]	0.12	0.10	0.05
Net realized and unrealized gain on investments	5.39 [1]	1.79 [1]	1.19	1.81	6.21
Total from investment operations	5.54	1.97	1.31	1.91	6.26
Distributions to Shareholders from:
Net investment income	(0.14)	(0.16)	(0.12)	(0.10)	(0.05)
Net realized gain on investments	(0.77)	(0.07)	(0.09)	(0.26)	(0.05)
Total distributions to shareholders	(0.91)	(0.23)	(0.21)	(0.36)	(0.10)
Net Asset Value, End of Year	$25.15	$20.52	$18.78	$17.68	$16.13
Total Return[2]	27.01%	10.57%	7.41%	11.84%	62.76%
Ratio of net expenses to average net assets (with offsets/reductions)	1.25%[4]	1.25%[5]	1.25%	1.25%	1.25%
Ratio of expenses to average net assets (with offsets)	1.25%[4]	1.25%[5]	1.25%	1.25%	1.25%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.26%[4]	1.26%[5]	1.25%	1.27%	1.28%
Ratio of net investment income to average net assets[2]	0.62%[4]	0.90%[5]	0.89%	0.93%	0.79%
Portfolio turnover	17%	3%	2%	6%	8%
Net assets at end of year (000’s omitted)	$8,630,019	$6,603,059	$4,443,199	$1,999,593	$669,661

Institutional Class	For the year ended December 31, 2013	For the period ended December 31, 2012*
Net Asset Value, Beginning of Period	$20.52	$19.46
Income from Investment Operations:
Net investment income[1]	0.19	0.08
Net realized and unrealized gain on investments[1]	5.39	1.13
Total from investment operations	5.58	1.21
Distributions to Shareholders from:
Net investment income	(0.18)	(0.11)
Net realized gain on investments	(0.77)	(0.04)
Total distributions to shareholders	(0.95)	(0.15)
Net Asset Value, End of Period	$25.15	$20.52
Total Return[2]	27.19%	6.22%[8]
Ratio of net expenses to average net assets (with offsets/reductions)	1.08%[4]	1.08%[5,9]
Ratio of expenses to average net assets (with offsets)	1.08%[4]	1.08%[5,9]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.09%[4]	1.08%[5,9]
Ratio of net investment income to average net assets[2]	0.78%[4]	0.91%[5,9]
Portfolio turnover	17%	3%
Net assets at end of period (000’s omitted)	$3,301,204	$712,316

20

Yacktman Fund

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
Service Class	2013	2012†	2011††	2010††	2009††
Net Asset Value, Beginning of Year	$19.12	$17.51	$16.54	$15.22	$9.68
Income from Investment Operations:
Net investment income	0.23 [1]	0.26 [1]	0.18	0.15	0.10
Net realized and unrealized gain on investments	5.07 [1]	1.73 [1]	1.02	1.77	5.64
Total from investment operations	5.30	1.99	1.20	1.92	5.74
Distributions to Shareholders from:
Net investment income	(0.21)	(0.25)	(0.18)	(0.15)	(0.10)
Net realized gain on investments	(0.67)	(0.13)	(0.05)	(0.45)	(0.10)
Total distributions to shareholders	(0.88)	(0.38)	(0.23)	(0.60)	(0.20)
Net Asset Value, End of Year	$23.54	$19.12	$17.51	$16.54	$15.22
Total Return[2]	27.74%	11.47%	7.30%	12.64%	59.31%
Ratio of net expenses to average net assets (with offsets/reductions)	0.74%[6]	0.76%[7]	0.80%	0.85%	0.93%
Ratio of expenses to average net assets (with offsets)	0.74%[6]	0.76%[7]	0.80%	0.85%	0.93%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.75%[6]	0.76%[7]	0.80%	0.85%	0.93%
Ratio of net investment income to average net assets[2]	1.05%[6]	1.41%[7]	1.28%	1.30%	1.43%
Portfolio turnover	17%	7%	3%	10%	14%
Net assets at end of year (000’s omitted)	$13,931,446	$8,670,983	$6,293,083	$3,416,492	$1,401,228

Notes to Financial Highlights

The following footnotes should be read in conjunction with the Financial Highlights of the Funds previously presented in this report.

†	At the start of business June 29, 2012, the Yacktman Focused Fund and Yacktman Fund were re-organized into a series of the Managers AMG Funds.
††	Audited by previous independent registered public accounting firm.
*	Commenced operations on July 24, 2012.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]

Excludes the impact of expense reimbursement and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses.

[4]	Includes non-routine extraordinary expenses amounting to 0.020% and 0.017% of average net assets for the Service Class and Institutional Class, respectively.
[5]	Includes non-routine extraordinary expenses amounting to 0.004% and 0.006% of average net assets for the Service Class and Institutional Class, respectively.
[6]	Includes non-routine extraordinary expenses amounting to 0.019% of average net assets.
[7]	Includes non-routine extraordinary expenses amounting to 0.005% of average net assets.
[8]	Not annualized.
[9]	Annualized.

21

Notes to Financial Statements

December 31, 2013

1. Summary of Significant Accounting Policies

Managers AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are Yacktman Focused Fund (“Yacktman Focused”) and Yacktman Fund (“Yacktman Fund”), each a “Fund” and collectively the “Funds.” The Funds will deduct a 2.00% redemption fee from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 60 days of the purchase of those shares. For the year ended December 31, 2013, Yacktman Focused and Yacktman Fund had redemption fees amounting to $925,924 and $595,142, respectively.

At the start of business on June 29, 2012, The Yacktman Focused Fund and The Yacktman Fund, each a series of The Yacktman Funds, Inc. (the “Predecessor Funds”), were reorganized into a respective series of the Trust, as described above. As a result of the reorganization, the Funds are the legal survivors, however, the accounting and performance history of the capital stock of the Predecessor Funds have been redesignated as that of Service Class shares of each Fund.

Each Fund has established three classes of shares: Service Class, Investor Class and Institutional Class. Currently, Yacktman Focused offers Service Class shares and (effective July 24, 2012) Institutional Class shares, Yacktman Fund offers only Service Class shares. Each class represents an interest in the same assets of the Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may pay different distribution amounts to the extent the net asset value per share and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

Effective December 31, 2013, Yacktman Focused and Yacktman Fund was closed to new investors. Shareholders who owned shares of Yacktman Focused and Yacktman Fund when it was closed, including shareholders who hold an account directly with the Funds and those shareholders who invested in the Fund through a financial intermediary account, the ManagersChoice® program, a financial platform, defined contribution, defined benefit or asset allocation program (collectively, “financial intermediaries”), may continue to purchase shares of the Funds. In addition, certain financial intermediaries that, at Fund management’s discretion, had accounts or client assets in the Funds on or before December 30, 2013, regardless of whether such financial intermediary was acting on a discretionary or non-discretionary basis, may continue to purchase shares of the Funds for those accounts and may open new Fund accounts for existing or new clients. Exchanges into the Funds are not permitted unless the exchange is being made into an existing shareholder account or an existing financial intermediary account at the time of the exchange as described above. Fund management may, in its discretion, reopen the Funds to certain investors in the future. The Funds reserves the right to modify this policy at any time.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. Valuation of Investments

Equity securities traded on a domestic securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Equity securities primarily traded on an international securities exchange and equity securities traded on NASDAQ or in a U.S. or non-U.S. over-the-counter market are valued at the market’s official closing price, or, if there are no trades on the applicable date, at the last quoted bid price. In addition, if the applicable market does not offer an official closing price or if the official closing price is not representative of the overall market, equity securities primarily traded on an international securities exchange and equity securities traded in a non-U.S. over-the-counter market are valued at the last quoted sales price. The Funds’ investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board of Trustees of the Funds (the “Board”).

Short term debt obligations (debt obligations with maturities of one year or less at the time of issuance) that have 60 days or less remaining until maturity will be valued at amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

Under certain circumstances, the value of certain Fund investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Pricing Committee is the committee formed by the Board to make fair value determinations for such investments. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not deemed to be readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if Managers Investment Group LLC (the “Investment Manager”) believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee seeks to determine the price that the Fund might reasonably expect to receive from a current sale of that investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental analytical data and press releases relating to the investment and its issuer; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

22

Notes to Financial Statements (continued)

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Pricing Committee, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets. Under certain circumstances, on behalf of a fund that invests primarily in international securities, the Investment Manager or applicable subadvisor may adjust such prices based on its determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which each Fund calculates its NAV. The Board has also adopted a policy that securities held in a fund that invests primarily in international securities and certain foreign debt obligations held by a fund, in each case, that can be fair valued by the applicable fair value pricing service are fair valued on each business day without regard to a “trigger” (e.g., without regard to invoking fair value based upon a change in a U.S. equity securities index exceeding a pre-determined level). The Funds may invest in securities that may be thinly traded. The Board has adopted procedures to adjust prices of securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 — inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 — inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

b. Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. Investment Income and Expenses

Dividend income is recorded on the ex-dividend date. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain Fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

Effective April 29, 2013, the Funds have a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the period from April 29, 2013 to December 31, 2013, the custodian expense was not reduced.

Overdrafts fees are computed at 1% above the effective Federal Funds rate on the day of the overdraft. Prior to January 1, 2013, the rate was 2% above the effective Federal Funds rate. For the year ended December 31, 2013, the Funds did not incur overdraft fees.

The Trust recently held a shareholder meeting at which shareholders were asked to approve a new Declaration of Trust for the Trust, among other proposals. The costs associated with this proxy were treated as “extraordinary expenses,” and, therefore, are excluded from the expense limitation agreement described in Note 2.

23

Notes to Financial Statements (continued)

d. Dividends and Distributions

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December, as described in the Fund’s prospectus. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with Federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The most common differences are primarily due to differing treatments for losses deferred due to wash sales. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 were as follows:

	Yacktman Focused		Yacktman Fund
	2013	2012	2013	2012
Distributions paid from:
Ordinary income	$68,398,691	$55,428,751	$120,374,193	$109,828,701
Short-term capital gains	78,606,711	—	70,947,803	4,912
Long-term capital gains	274,911,659	25,694,457	$310,731,971	56,413,493

	$421,917,061	$81,123,208	$502,053,967	$166,247,106

As of December 31, 2013, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Yacktman Focused	Yacktman Fund
Capital loss carryforward	—	—
Undistributed ordinary income	—	$997,210
Undistributed short-term capital gains	$36,424,664	1,093,429
Undistributed long-term capital gains	33,194,984	5,916,177
Post-October loss deferral	1,870	1,771

e. Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of December 31, 2013 and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred in taxable years beginning after the enactment of the Regulated Investment Company Modernization Act of 2010 (post-enactment capital losses) may be carried forward for an unlimited time period. Such losses will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their tax character as either short-term or long-term capital losses, unlike pre-enactment losses which are considered all short-term.

f. Capital Loss Carryovers and Deferrals

As of December 31, 2013, the Funds had no accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes. Should the Funds incur net capital losses for the year ended December 31, 2014, such amounts may be used to offset future realized capital gains, for an unlimited time period.

g. Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, $0.001 par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation.

24

Notes to Financial Statements (continued)

At December 31, 2013, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the net assets of the Funds as follows: Yacktman Focused — two collectively own 52%; Yacktman Fund — three collectively own 53%. Transactions by these shareholders may have a material impact on their respective Fund.

h. Repurchase Agreements

The Funds may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2013, the market value of repurchase agreements outstanding for Yacktman Focused and Yacktman Fund were $12,319,103 and $10,467,045, respectively.

i. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

j. Foreign Securities

The Funds invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Funds would pay such foreign taxes at the appropriate rate for each jurisdiction.

2. Agreements and Transactions with Affiliates

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. Prior to June 29, 2012, the predecessor Funds had a similar Investment Management Agreement with Yacktman Asset Management Co. (“Yacktman Co.”). The Investment Manager selects subadvisors for the Funds (subject to Board approval) and monitors each subadvisor’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by Yacktman Asset Management LP (“Yacktman”), who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in Yacktman. Prior to June 29, 2012, Yacktman Co. served as the investment advisor to the Funds pursuant to an investment management agreement between Yacktman Co. and each of the Predecessor Funds.

Investment management fees are paid directly by the Funds to the Investment Manager based on average net assets. For the year ended December 31, 2013, the Fund’s investment management fees were paid at the following annual rate of each Funds’ respective average daily net assets:

Yacktman Focused	1.00%
Yacktman Fundon first $500 million	0.65%
on next $500 million	0.60%
on balance over $1 billion	0.55%

Prior to June 29, 2012, the Predecessor Funds paid a management fee to Yacktman Co. at the same investment management fee rates.

The Investment Manager has contractually agreed, through at least May 1, 2015, to waive management fees and/or reimburse Fund expenses in order to limit Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 1.25% of the Yacktman Focused Fund Service Class’s average daily net assets and 2.00% of the Yacktman Fund’s average daily net assets subject to later reimbursement by the Funds in certain circumstances. Prior to June 29, 2012, the Predecessor Funds had similar arrangements in place.

Each Fund is obligated to repay the Investment Manager such amounts waived, paid, or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements in any such future year to exceed that Fund’s respective expense contractual expense limitation amount. Prior to June 29, 2012, the Funds were not obligated to reimburse the Investment Advisor for any fees or expenses waived in previous years.

25

Notes to Financial Statements (continued)

For the year ended December 31, 2013, the Yacktman Focused Fund’s components of reimbursement available is detailed in the following chart:

Yacktman Focused
Reimbursement Available - 12/31/12	$115,834
Additional Reimbursements	—
Repayments	(115,834)
Expired Reimbursements	—

Reimbursement Available - 12/31/13	$0

Effective April 29, 2013, the Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments the Funds may have made in JPMorgan Liquid Assets Money Market Fund, Capital Shares. For the year ended December 31, 2013, the management fee for Yacktman Focused and Yacktman Fund was reduced by $378,441 and $431,292, respectively.

Effective June 29, 2012, each Fund entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as each Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Funds’ operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Funds’ shareholders. For its services, the Administrator is paid a fee at a rate of 0.03% of average net assets of each Fund for the first $300,000,000 of assets under management, 0.025% for the next $200,000,000, and 0.02% on amounts in excess of $500,000,000 per annum. Prior to June 29, 2012, the predecessor Funds participated in a similar agreement with US Bancorp Fund Services, LLC.

The aggregate annual retainer paid to each Independent Trustee of the Board is $105,000, plus $6,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts receives an additional payment of $25,000 per year. The Chairman of the Audit Committee receives an additional payment of $10,000 per year. The Trustees’ fees and expenses are allocated among all of the funds in the Trusts for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The “Trustees fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

For the period from June 29, 2012 through December 31, 2012, the aggregate annual retainer paid to each Independent Trustee was $80,000, plus $5,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts received an additional payment of $20,000 per year. The Chairman of the Audit Committee received an additional payment of $8,000 per year. Effective June 29, 2012, two former Directors of the Predecessor Funds were retained as advisors (the “Advisors”) to the Board of Trustees for a two-year period. The Advisors each receive $50,000 annually, payable by the Funds. The Trustees’ fees and expenses are allocated among all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. Prior to June 29, 2012, the Directors of the Predecessor Funds were each paid $30,000 per year.

The Funds are distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. Subject to the compensation arrangement discussed below, generally MDI bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

For the Service Classes, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses incurred (“shareholder servicing fees”). Shareholder servicing fees include payments to third parties such as bank, broker-dealer, trust company or other financial intermediaries who provide shareholder recordkeeping, account servicing and other services. The Service Class shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each financial intermediary’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the year ended December 31, 2013, were as follows:

Fund	Maximum Amount Allowed	Actual Amount Incurred
Yacktman Focused
Service Class	0.20%	0.17%
Yacktman Fund
Service Class	0.20%	0.11%

During the period, the Service Class of the Yacktman Focused and Yacktman Fund recorded a capital contribution by the Investment Manager of $105,024 and $230,430, respectively. The contribution represented a payment in connection with the reallocation of certain shareholder servicing expenses for which each Fund had reimbursed the Investment Manager in prior periods, plus interest.

The Securities and Exchange Commission granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Managers Funds. Participation in this interfund lending program is voluntary for both borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the year ended December 31, 2013, the following Funds either borrowed from or lent to another Managers

26

Notes to Financial Statements (continued)

Funds: Yacktman Focused lent varying amounts not exceeding $21,940,862 for 13 days earning interest of $2,636 and Yacktman Fund lent varying amounts not exceeding $2,481,428 for three days earning interest of $72. The interest amount is included in the Statement of Operations as interest income. At December 31, 2013, the Yacktman Focused and Yacktman Fund had $21,940,862 and $1,273,975 in loans outstanding, respectively.

3.Line of Credit

Prior to March 31, 2012, Predecessor Funds had established a line of credit (“LOC”) with U.S. Bank, N.A. to be used for temporary or emergency purposes, primarily for financing redemption payments, using the securities in each Fund’s respective portfolio as collateral. The LOC matured on March 31, 2012 for each of the Predecessor Funds. For The Yacktman Focused Fund, borrowing under the LOC was limited to the lesser of $15,000,000, 33 1/3% of the value of the assets of the Fund, or the sum of the value of certain assets of the Fund, as defined in the LOC. For The Yacktman Fund, borrowing under the LOC was limited to the lesser of $15,000,000, or 33 1/3% of the value of unencumbered assets of the Fund. The interest rate paid by the Funds on outstanding borrowings was equal to the Prime Rate, less 0.50%, or 2.75% as of March 31, 2012. For the period from January 1, 2012 through March 31, 2012, there were no borrowings for the Predecessor Funds.

4.Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term securities and U.S. Government obligations) for the year ended December 31, 2013, were as follows:

	Long-Term Securities
Fund	Purchases	Sales
Yacktman Focused	$2,873,795,712	$1,732,106,476
Yacktman Fund	$2,748,704,155	$1,582,100,899

The Funds had no purchases or sales of U.S. Government obligations during the year ended December 31, 2013.

5.Portfolio Securities Loaned

Effective April 29, 2013, the Funds commenced participation in a securities lending program offered by BNYM (the “Program”), providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Funds, according to agreed-upon rates. Collateral received on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in a separate account managed by BNYM, who is authorized to exclusively enter into overnight government repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

6.Commitments and Contingencies

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

27

Notes to Financial Statements (continued)

7.Master Netting Agreements

The Funds may enter into master netting agreements with their counterparties for the securities lending program and repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. The following table is a summary of the Funds’ open securities lending and repurchase agreements which are subject to a master netting agreement as of December 31, 2013:

		Gross Amounts Offset in the	Net Amounts of Assets Presented in	Gross Amount Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Statement of Assets and Liabilities	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Yacktman Focused Fund
Securities lending	$12,220,200	—	$12,220,200	—	$12,220,200	—
Repurchase agreements	12,319,103	—	12,319,103	$12,319,103	—	—

Total	$24,539,303	—	$24,539,303	$12,319,103	$12,220,200	—

Yacktman Fund
Securities lending	$10,382,795	—	$10,382,795	—	$10,382,795	—
Repurchase agreements	10,467,045	—	10,467,045	$10,467,045	—	—

Total	$20,849,840	—	$20,849,840	$10,467,045	$10,382,795	—

8. Subsequent Events

On January 21, 2014, Affiliated Managers Group, Inc., a global asset management company, announced that the Funds’ Investment Manager and Administrator, Managers Investment Group LLC, will be rebranded as AMG Funds LLC. The rebranding is expected to become effective during the second quarter of 2014 once the appropriate regulatory filings have taken place.

Each Fund has determined that no other material events or transactions occurred through the issuance date of the Funds’ financial statements which require additional disclosure in or adjustment of the Funds’ financial statements.

Tax Information (unaudited)

Yacktman Focused Fund and Yacktman Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2013 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

	Yacktman Focused Fund		Yacktman Fund
	2013	2012	2013	2012
Ordinary Income-QDI	100.00%	100.00%	100.00%	100.00%
Ordinary Income-DRD	98.95%	100.00%	93.32%	100.00%

Pursuant to section 852 of the Internal Revenue Code, Yacktman Focused Fund and Yacktman Fund each hereby designates $274,911,659 and $310,731,971, respectively, as a capital gain distribution with respect to the taxable year ended December 31, 2013, or if subsequently determined to be different, the net capital gains of such year.

28

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers AMG Funds and the Shareholders of Yacktman Focused Fund and Yacktman Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Yacktman Fund and Yacktman Focused Fund (the “Funds”) at December 31, 2013, and the results of each of their operations for the year ended December 31, 2013, and the changes in each of their net assets and the financial highlights for the years ended December 31, 2012 and December 31, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, transfer agent, and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion. The financial highlights for the periods from December 31, 2009 through December 31, 2011 were audited by another independent registered public accounting firm whose report dated February 23, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 28, 2014

29

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

IndependentTrustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Bruce B. Bingham, 12/1/48 • Trustee since 2012 • Oversees 39 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987-Present).
William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 39 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee Emeritus of Bowdoin College (2013-Present), Trustee of Bowdoin College (2002-2013); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (23 portfolios).
Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 39 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (23 portfolios).
Kurt A. Keilhacker, 10/5/63 • Trustee since 2013 • Oversees 39 Funds in Fund Complex	Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Trustee, Gordon College (2001-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Clapham Partners I, LLC (2013-Present).
Steven J. Paggioli, 4/3/50 • Trustee since 2004 • Oversees 39 Funds in Fund Complex	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Adminis- tration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (45 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008-Present); Trustee of Aston Funds (23 portfolios).
Richard F. Powers, III, 2/2/46 • Trustee since 2013 • Oversees 39 Funds in Fund Complex	Adjunct Professor, Boston College (2011-Present); Director of Ameriprise Financial Inc. (2005-2009); President and CEO of Van Kampen Investments Inc. (1998-2003).
Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 39 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (23 portfolios).
Victoria L. Sassine, 8/11/65 • Trustee since 2013 • Oversees 39 Funds in Fund Complex	Lecturer, Babson College (2007-Present)

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Thomas R. Schneeweis, 5/10/47 • Trustee since 2004 • Oversees 39 Funds in Fund Complex	Professor Emeritus, University of Massachusetts (2013-Present); Partner, S Capital Management, LLC (2007-Present); President, TRS Associates (1982-Present); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013); Partner, White Bear Partners, LLC (2007-2010); Partner, Northampton Capital Management, LLC (2004-2010); Trustee of Aston Funds (23 portfolios).
*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Christine C. Carsman, 4/2/52 • Trustee since 2011 • Oversees 39 Funds in Fund Complex	Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Keitha L. Kinne, 5/16/58 • President since 2012 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); President, Managers Distributors, Inc. (2012-Present); Chief Operating Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).
Lewis Collins, 2/22/66 • Secretary since 2011 • Chief Legal Officer since 2011	Senior Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2010-Present); Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2006-2010); Senior Counsel, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002).

30

Trustees and Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 1999	Senior Vice President, Managers Investment Group LLC (2005-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Chief Financial Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-2012); Vice President, The Managers Funds LLC, (1994-2004).
John J. Ferencz, 3/9/62 • Chief Compliance Officer since 2010	Vice President, Legal and Compliance, Managers Investment Group LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Michael S. Ponder, 9/12/73 • Assistant Secretary since 2011	Senior Vice President and Counsel, Managers Investment Group LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009); Associate, Willkie Farr & Gallagher LLP (2006-2007).
Matthew B. Wallace, 11/24/80 • Anti-Money Laundering Compliance Officer

Assistant Vice President, Legal and Compliance, Managers Investment Group LLC (2014-Present); Senior Associate, Legal and Compliance, Managers Investment Group LLC (2012-2013); Associate, Legal and Compliance, Managers Investment Group LLC (2010-2012); Compliance Specialist, Calamos Advisors LLC (2007-2010).

31

PROXY RESULTS

A special meeting of shareholders of Managers AMG Funds was held on July 2, 2013. The proposals and results of the votes are summarized below.

	All Funds in Trust
Managers AMG Funds	For	Withheld
Election of Directors	(in $NAV, rounded to the nearest dollar)
Bruce Bingham	$9,768,009,169	$144,461,619
William E. Chapman, II	9,758,664,304	153,806,485
Edward J. Kaier	9,763,510,014	148,960,774
Steven J. Paggioli	9,765,296,288	147,174,501
Erik Rakowski	9,758,121,834	154,348,954
Thomas R. Schneeweis	9,759,655,066	152,815,722
Christine C. Carsman	9,762,644,429	149,826,359
Kurt Keilhacker	9,759,570,864	152,899,925
Richard F. Powers III	9,750,316,455	162,154,333
Victoria Sassine	9,749,378,146	163,092,642

Yacktman Focused Fund
	For	Against	Abstain	Broker Non-Votes
To amend “fundamental” restrictions of the Funds with respect to:	(in $NAV, rounded to the nearest dollar)
Issuance of Senior Securities	N/A	N/A	N/A	N/A
Borrowing	N/A	N/A	N/A	N/A
Lending	N/A	N/A	N/A	N/A
The Underwriting of Securities	N/A	N/A	N/A	N/A
Purchasing and Selling Commodities	N/A	N/A	N/A	N/A
Purchasing and Selling Real Estate	N/A	N/A	N/A	N/A
Diversification of Investments	N/A	N/A	N/A	N/A
Concentrating Investments in a Particular Industry	N/A	N/A	N/A	N/A

Yacktman Fund
	For	Against	Abstain	Broker Non-Votes
To amend “fundamental” restrictions of the Funds with respect to:	(in $NAV, rounded to the nearest dollar)
Issuance of Senior Securities	N/A	N/A	N/A	N/A
Borrowing	N/A	N/A	N/A	N/A
Lending	N/A	N/A	N/A	N/A
The Underwriting of Securities	N/A	N/A	N/A	N/A
Purchasing and Selling Commodities	N/A	N/A	N/A	N/A
Purchasing and Selling Real Estate	N/A	N/A	N/A	N/A
Diversification of Investments	N/A	N/A	N/A	N/A
Concentrating Investments in a Particular Industry	N/A	N/A	N/A	N/A

32

PROXY RESULTS (continued)

	Yacktman Focused Fund
	For	Against	Abstain	Broker Non-Votes
To amend and restate the Agreement and Declaration of the Trust relating to:	(in $NAV, rounded to the nearest dollar)
Declaration of Trust Amendment Procedures	$1,917,359,171	$54,933,596	$45,548,061	$1,407,451,141
Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes	1,805,564,607	163,947,576	49,328,645	1,407,451,141
Other Changes	1,801,002,653	166,682,944	51,155,230	1,407,451,141

	Yacktman Fund
	For	Against	Abstain	Broker Non-Votes
To amend and restate the Agreement and Declaration of the Trust relating to:	(in $NAV, rounded to the nearest dollar)
Declaration of Trust Amendment Procedures	$2,370,970,439	$72,504,154	$75,570,207	$2,264,152,111
Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes	2,196,714,427	242,579,437	79,750,936	2,264,152,111
Other Changes	2,189,572,981	246,321,732	83,150,088	2,264,152,111

	All Funds in Trust
	For	Against	Abstain	Broker Non-Votes
To amend and restate the Agreement and Declaration of the Trust relating to:	(in $NAV, rounded to the nearest dollar)
Declaration of Trust Amendment Procedures	$5,735,361,878	$149,417,450	$190,511,439	$3,837,180,021
Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes	5,360,516,529	516,204,501	198,569,737	3,837,180,021
Other Changes	5,347,192,692	524,275,244	203,822,831	3,837,180,021

33

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Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Ave.

Norwalk, CT 06854

(800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Ave.

Norwalk, CT 06854

(800) 835-3879

Subadvisor

Yacktman Asset Management LP

6300 Bridgeport Parkway

Building One, Suite 500

Austin, TX 78730

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Managers

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

MANAGERS FUNDS

EQUITY FUNDS	BALANCED FUNDS

BRANDYWINE

BRANDYWINE BLUE

BRANDYWINE ADVISORS MIDCAP GROWTH

Friess Associates, LLC

CADENCE CAPITAL APPRECIATION

CADENCE MID-CAP

CADENCE EMERGING COMPANIES

Cadence Capital Management, LLC

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

FRONTIER SMALL CAP GROWTH

Frontier Capital Management Company, LLC

GW&K SMALL CAP EQUITY

Gannett Welsh & Kotler, LLC

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

REAL ESTATE SECURITIES

CenterSquare Investment Management, Inc.

RENAISSANCE LARGE CAP GROWTH

Renaissance Group LLC

SKYLINE SPECIAL EQUITIES PORTFOLIO

Skyline Asset Management, L.P.

SPECIAL EQUITY

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

TIMESSQUARE INTERNATIONAL

SMALL CAP

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TSCM GROWTH EQUITY

TimesSquare Capital Management, LLC

TRILOGY GLOBAL EQUITY

TRILOGY EMERGING MARKETS EQUITY

TRILOGY INTERNATIONAL SMALL CAP

Trilogy Global Advisors, L.P.

YACKTMAN

YACKTMAN FOCUSED

Yacktman Asset Management LP

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

FQ GLOBAL ESSENTIALS

First Quadrant, L.P.

INCOME FUNDS

BOND (MANAGERS)

GLOBAL INCOME OPPORTUNITY

Loomis, Sayles & Co., L.P.

BOND (MANAGERS PIMCO)

Pacific Investment Management Co. LLC

GW&K FIXED INCOME

GW&K MUNICIPAL BOND

GW&K MUNICIPAL ENHANCED YIELD

Gannett Welsh & Kotler, LLC

HIGH YIELD

J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Amundi Smith Breeden LLC

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

Current net asset values per share for each Fund are available on the Funds’ Web site at www.managersinvest.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www. sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustee Mr. Steven J. Paggioli qualifies as the Audit Committee Financial Expert. Mr. Paggioli is “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2013	Fiscal 2012
GW&K Municipal Enhanced Yield Fund	$22,335	$36,321
GW&K Small Cap Equity Fund	$22,929	$23,242
GW&K Municipal Bond Fund	$22,335	$21,764
Skyline Special Equities Portfolio	$22,766	$20,071
TimesSquare Mid Cap Growth Fund	$20,544	$58,101
TimesSquare Small Cap Growth Fund	$21,861	$36,829
Times Square International Small Cap Fund	$23,667	N/A
Renaissance Large Cap Growth Fund	$23,075	$22,650
Yacktman Focused Fund	$130,861	$34,684
Yacktman Fund	$105,141	$48,480

(b) Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c) Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

Fund - AMG Trust	Fiscal 2013	Fiscal 2012
GW&K Municipal Enhanced Yield Fund	$7,665	$7,750
GW&K Small Cap Equity Fund	$6,885	$7,000
GW&K Municipal Bond Fund	$7,665	$7,750
Skyline Special Equities Portfolio	$6,885	$7,000
TimesSquare Mid Cap Growth Fund	$6,885	$7,000
TimesSquare Small Cap Growth Fund	$6,885	$7,000
Times Square International Small Cap Fund	$6,320	N/A
Renaissance Large Cap Growth Fund	$6,885	$7,000
Yacktman Focused Fund	$7,665	$7,750
Yacktman Fund	$7,665	$7,750

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2013 and $0 for fiscal 2012, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e) (1) According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)(2) None.

(f) Not applicable.

(g) The aggregate fees billed by PwC in 2013 and 2012 for non-audit services rendered to the Funds and Fund Service Providers were $137,405 and $132,000, respectively. For the fiscal year ended October 31, 2013, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $66,000 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended October 31, 2012, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $66,000 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

Not applicable.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11. CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 — Filed herewith.
(a)(3)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 — Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MANAGERS FUNDS

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, President

Date: March 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, President

Date: March 7, 2014

By:	/s/ Donald S. Rumery
Donald S. Rumery, Chief Financial Officer

Date: March 7, 2014